FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-262701-08

February 3, 2025

BENCHMARK 2025-V13
Commercial Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$767,380,000
(Approximate Initial Mortgage Pool Balance)
$690,642,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor
Commercial Mortgage Pass-Through Certificates, Series 2025-V13
Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company Barclays Capital Real Estate Inc. German American Capital Corporation Bank of Montreal
As Sponsors and Mortgage Loan Sellers

Citigroup	Barclays	Deutsche Bank Securities	BMO Capital Markets	Goldman Sachs & Co. LLC

 Co-Lead Managers and Joint Bookrunners

Academy Securities, Inc.	Drexel Hamilton, LLC

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831- 9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about February 4, 2025, included as part of our registration statement (SEC File No. 333-262701) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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CERTIFICATE SUMMARY
OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf)/AAAsf/AAA(sf)	$300,000	30.000%	%	(6)	3.24	02/27 – 07/29
Class A-2	AAA(sf)/AAAsf/AAA(sf)	$76,500,000	30.000%	%	(6)	2.91	01/28 – 01/28
Class A-3	AAA(sf)/AAAsf/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-4	AAA(sf)/AAAsf/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class X-A	AAA(sf)/AAAsf/AAA(sf)	$537,166,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/A-sf/AAA(sf)	$153,476,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	NR/AAAsf/AAA(sf)	$84,411,000	19.000%	%	(6)	4.99	02/30 – 02/30
Class B	NR/AA-sf/AA(sf)	$38,369,000	14.000%	%	(6)	4.99	02/30 – 02/30
Class C	NR/A-sf/A-(sf)	$30,696,000	10.000%	%	(6)	4.99	02/30 – 02/30

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D(11)	NR/BBBsf/BBB+(sf)	$10,167,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D(11)	NR/BBBsf/BBB+(sf)	$10,167,000	8.675%	%	(6)	4.99	02/30 – 02/30
Class E-RR(11)	NR/BBB-sf/BBB(sf)	$13,813,000	6.875%	%	(6)	4.99	02/30 – 02/30
Class F-RR(11)	NR/BB-sf/BB(sf)	$15,348,000	4.875%	%	(6)	4.99	02/30 – 02/30
Class G-RR(11)	NR/B-sf/B(sf)	$9,592,000	3.625%	%	(6)	4.99	02/30 – 02/30
Class J-RR(11)	NR/NR/NR	$27,818,000	0.000%	%	(6)	4.99	02/30 – 02/30
Class R(12)	NR	N/A	N/A	N/A	N/A	N/A	N/A
Class S(12)	NR	N/A	N/A	N/A	N/A	N/A	N/A

Non-Offered Loan-Specific
Certificates(10)(13)

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC. (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the respective classes of Principal Balance Certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises the notional amount of any class of Class X Certificates is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be part of, and there may be a corresponding reduction in, such notional amount of such class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Principal Balance Certificates, if any, junior to such class of Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3 and Class A-4 certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the Principal Balance Certificates do not take into account the Herald Center Trust Subordinate Companion Loan (as discussed in footnote (13)).
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR, and Class J-RR certificates (collectively, the “Principal Balance Certificates”, and collectively with the Class X, Class R and Class S certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Certificates, other than the Class R and Class S certificates, are collectively referred to in this term sheet as the “Regular Certificates”. The Herald Center Trust Subordinate Companion Loan will not be taken into account in determining the pass-through rate on any class of Certificates. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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CERTIFICATE SUMMARY (continued)
(7)	The exact initial certificate balances of the Class A-3 and Class A-4 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-3 and Class A-4 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-3 and Class A-4 certificates is expected to be approximately $460,366,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-3	$0 – $175,000,000	N/A – 4.79	N/A / 07/29 – 01/30
Class A-4	$285,366,000– $460,366,000	4.92– 4.87	01/30 – 02/30 / 07/29 – 02/30

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-4
Class X-B	Class A-S, Class B, and Class C
Class X-D	Class D

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates set forth below “Non-Offered Certificates” in the table and the Loan-Specific Certificates (as defined in footnote (13) below) are not offered by this Term Sheet.
(11)	In satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (as “retaining sponsor” with respect to this securitization transaction (i.e., the securitization transaction constituted by the offer and sale of the Certificates)), V13 B-Piece Grand Avenue Partners, LLC is expected to acquire and retain (directly or through one or more of its “majority-owned affiliates”), in accordance with the credit risk retention rules applicable to this securitization transaction, all of the Class E-RR, Class F-RR, Class G-RR, and Class J-RR certificates (collectively, the “HRR Certificates”), which will collectively constitute an “eligible horizontal residual interest” with an aggregate fair value expected to represent at least 5.0% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the Certificates (other than the Class R certificates)) issued by the issuing entity. The certificate balances of the Class D and Class E-RR certificates may be reallocated between those classes based on the determination of the respective aggregate fair values, as of the closing date for this transaction, of (i) all of the HRR Certificates and (ii) all of the Certificates (other than the Class R certificates), in order to satisfy the foregoing. Any such reallocation may affect the notional amount of the Class X-D certificates. “Retaining sponsor,” “majority-owned affiliate,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	Neither the Class R nor the Class S certificates will have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest. Any excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates as set forth in “Description of the Certificates-Distributions-Excess Interest” in the Preliminary Prospectus.

(13) One of the sponsors intends to transfer to the depositor one or more subordinate notes evidencing a generally subordinate portion of the Herald Center whole loan (such subordinate portion being referred to in this prospectus as the “Herald Center Trust Subordinate Companion Loan”). Certain additional classes of commercial mortgage pass-through certificates (the “Loan-Specific Certificates”) will be issued by the issuing entity that are solely backed by the Herald Center Trust Subordinate Companion Loan and are not offered by this Term Sheet. The Loan-Specific Certificates are not Certificates for purposes of this Term Sheet. The Herald Center Trust Subordinate Companion Loan will be an asset of the issuing entity, will be serviced under the Benchmark 2025-V13 pooling and servicing agreement and will back, and be the sole source of payment on, the Loan-Specific Certificates. None of the calculations in the Certificate Summary table above take into account the Herald Center Trust Subordinate Companion Loan or Loan-Specific Certificates. The Loan-Specific Certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the Herald Center Trust Subordinate Companion Loan, and the issuance thereof should be considered a separate securitization transaction. The Herald Center Trust Subordinate Companion Loan will be included as an asset of the issuing entity but will not constitute a “mortgage loan” and will not be part of the mortgage pool backing the classes of Certificates identified in the Certificate Summary table above. The Herald Center Trust Subordinate Companion Loan will be a “subordinate companion loan” for purposes of this Term Sheet. See “Description of the Mortgage Pool—The Trust Subordinate Companion Loan(s)” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)(2)
Initial Pool Balance(3)	$767,380,000
Number of Mortgage Loans	36
Number of Mortgaged Properties	120
Average Cut-off Date Balance	$21,316,111
Weighted Average Mortgage Rate	6.54043%
Weighted Average Remaining Term to Maturity/ARD (months)(4)	57
Weighted Average Remaining Amortization Term (months)(5)	360
Weighted Average Cut-off Date LTV Ratio(6)	54.7%
Weighted Average Maturity Date/ARD LTV Ratio(4)(6)	54.6%
Weighted Average UW NCF DSCR(7)	1.77x
Weighted Average Debt Yield on Underwritten NOI(8)	12.3%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	88.2%
% of Initial Pool Balance of Mortgage Loans that are Interest Only - ARD	9.97%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	1.8%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	13.2%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	10.4%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	In the case of Loan Nos 30 and 31, 1054 Grant Avenue and 1056 Grant Avenue, the mortgage loans are cross-collateralized and cross-defaulted. As such, all calculations herein are based on the aggregate Cut-off Date Balance, Balloon Balance, Underwritten NOI, Underwritten NCF and Annual Debt Service of the 1054 Grant Avenue Mortgage Loan and 1056 Grant Avenue Mortgage Loan.
(3)	Subject to a permitted variance of plus or minus 5%.
(4)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.
(5)	Excludes mortgage loans that are interest-only for the entire term.
(6)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(7)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that, with respect to any mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.
(8)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that with respect to any mortgage loan structured with an economic holdback reserve, each of the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the cut-off date balance that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC Barclays Capital Inc. Deutsche Bank Securities Inc. BMO Capital Markets Corp.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$767,380,000
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Savings Fund Society, FSB
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about February 19, 2025
Cut-off Date:	With respect to each mortgage loan, the due date in February 2025 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to February 2025, the date that would have been its due date in February 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in March 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	February 2057
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A and Class X-B certificates); $1,000,000 minimum for the Class X-A and Class X-B certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

7

KEY FEATURES OF THE CERTIFICATES (continued)
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

8

TRANSACTION HIGHLIGHTS
■	$690,642,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 36 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $767,380,000 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $21,316,111 and are secured by 120 mortgaged properties located throughout 29 states.
—	LTV: 54.7% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.77x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.3% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4
■	Loan Structural Features:
—	Amortization: 1.8% of the mortgage loans by Initial Pool Balance have scheduled amortization
—	Hard Lockboxes: 44.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 96.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 7.00% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 31 mortgage loans representing 70.5% of the Initial Pool Balance
-	Insurance: 16 mortgage loans representing 33.0% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 30 mortgage loans representing 69.4% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 8 mortgage loans representing 47.2% of the Initial Pool Balance that is secured by office, industrial, retail and mixed use properties or multifamily properties with commercial tenants.
—	Predominantly Defeasance Mortgage Loans: 84.8% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Multifamily: 27.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Retail: 22.4% of the mortgaged properties by allocated Initial Pool Balance are retail properties
—	Self Storage: 13.2% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Hospitality: 10.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Industrial: 10.0% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Mixed Use: 8.5% of the mortgaged properties by allocated Initial Pool Balance are mixed-use properties
—	Office: 6.2% of the mortgaged properties by allocated Initial Pool Balance are office properties

■	Geographic Diversity: The 120 mortgaged properties are located throughout 29 states, with only New York (41.0%) and Texas (11.6%) having greater than 10.0% of the allocated Initial Pool Balance

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance(1)	Roll-up % of Initial Pool Balance(1)
Citi Real Estate Funding Inc. (“CREFI”)	8	26	$226,470,000	29.5%	$226,470,000	29.5%
Goldman Sachs Mortgage Company (“GSMC”)	5	6	192,700,000	25.1	220,774,469	28.8
Barclays Capital Real Estate Inc. (“Barclays”)	12	26	152,105,000	19.8	152,105,000	19.8
German American Capital Corporation (“GACC”)	7	58	53,605,000	7.0	84,071,361	11.0
Bank of Montreal (“BMO”)	2	2	80,000,000	10.4	83,959,170	10.9
GACC / GSMC(2)	1	1	47,500,000	6.2
BMO / GACC / GSMC(3)	1	1	15,000,000	2.0
Total	36	120	$767,380,000	100.0%	$767,380,000	100.0%

(1)	For any mortgage loan seller, the Roll-up Aggregate Cut-off Date Balance and the Roll-up % of Initial Pool Balance reflect all mortgage loans and portions of co-sponsored mortgage loans that are being contributed thereby to the Benchmark 2025-V13 securitization transaction.
(2)	The Queens Center mortgage loan (6.2%) is part of a whole loan as to which separate notes are being sold by GACC and GSMC. The Queens Center mortgage loan is evidenced by four promissory notes: (i) note A-1-3 and note A-1-4-2, with an aggregate Cut-off Date Balance of $29,000,000 as to which GACC is acting as the mortgage loan seller; and (ii) note A-2-4-2 and A-2-5, with an aggregate Cut-off Date Balance of $18,500,000 as to which GSMC is acting as the mortgage loan seller.
(3)	The Colony Square mortgage loan (2.0%) is part of a whole loan as to which separate notes are being sold by BMO, GACC and GSMC. The Colony Square mortgage loan is evidenced by four promissory notes: (i) note A-1-2 with an aggregate Cut-off Date Balance of $3,959,170 as to which BMO is acting as the mortgage loan seller; (ii) note A-9-1 and note A-10, with an aggregate Cut-off Date Balance of $9,574,469 as to which GSMC is acting as the mortgage loan seller; and (iii) note A-15-2, with a Cut-off Date Balance of $1,466,361 as to which GACC is acting as the mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	State Farm Data Center Portfolio	$76,500,000	9.97%	Industrial	322,208	$388	1.91x	12.7%	49.8%
2	Brooklyn Jonas Portfolio	57,850,000	7.5%	Multifamily	390	$148,333	1.35x	9.0%	56.1%
3	Prime 15 Portfolio	54,000,000	7.0%	Self Storage	706,526	$153	1.35x	8.3%	68.0%
4	Pinnacle Hills Promenade	52,000,000	6.8%	Retail	870,478	$149	1.77x	13.6%	43.5%
5	Herald Center	50,000,000	6.5%	Mixed Use	267,207	$595	3.10x	17.1%	34.6%
6	Queens Center	47,500,000	6.2%	Retail	412,033	$1,274	1.84x	10.2%	49.5%
7	The Trails at Dominion Park	42,700,000	5.6%	Multifamily	843	$50,652	1.31x	8.8%	66.4%
8	Renaissance New York Midtown Hotel	40,000,000	5.2%	Hospitality	348	$258,621	2.14x	17.2%	50.0%
9	Woodland Mall	30,000,000	3.9%	Retail	563,041	$142	1.93x	15.0%	53.0%
10	Corner 2nd	28,750,000	3.7%	Multifamily	71	$404,930	1.25x	8.5%	66.3%
	Top 10 Total / Wtd. Avg.	$479,300,000	62.5%				1.81x	12.0%	53.0%
	Remaining Total / Wtd. Avg.	288,080,000	37.5%				1.70x	12.8%	57.5%
	Total / Wtd. Avg.	$767,380,000	100.0%				1.77x	12.3%	54.7%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
State Farm Data Center Portfolio	$76,500,000	9.97%	$48,500,000	—	$125,000,000	BMARK 2025-V13	Midland	LNR
Prime 15 Portfolio	$54,000,000	7.0%	$54,000,000	—	$108,000,000	BMARK 2025-V13	Midland	LNR
Pinnacle Hills Promenade(4)	$52,000,000	6.8%	$78,000,000	—	$130,000,000	BMARK 2025-V13	Midland	LNR
Herald Center	$50,000,000	6.5%	$109,000,000	$141,000,000	$300,000,000	BMARK 2025-V13	Midland	LNR
Queens Center	$47,500,000	6.2%	$477,500,000	—	$525,000,000	BBCMS 2024-5C31	Midland	LNR
Renaissance New York Midtown Hotel(4)	$40,000,000	5.2%	$50,000,000	—	$90,000,000	BMARK 2025-V13	Midland	LNR
Woodland Mall	$30,000,000	3.9%	$50,000,000	—	$80,000,000	BMO 2024-5C8	Wells Fargo	Greystone
CBM Portfolio	$20,000,000	2.6%	$200,000,000	$457,000,000	$677,000,000	COMM 2024-CBM	KeyBank	KeyBank
Colony Square	$15,000,000	2.0%	$245,000,000	—	$260,000,000	BMO 2024-5C8	Wells Fargo	Greystone
Tops & Kroger Portfolio	$13,500,000	1.8%	$87,000,000	—	$100,500,000	BBCMS 2024-5C31	Midland	LNR
The Spiral	$10,000,000	1.3%	$2,066,700,000	$773,300,000	$2,850,000,000	Hudson Yards 2025-SPRL	Wells Fargo	Midland

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a division of PNC Bank, National Association, “LNR” refers to LNR Partners, LLC, “WFB” refers to Wells Fargo Bank, National Association, “GSC” refers to Greystone Servicing Company LLC, “KeyBank” refers to KeyBank National Association, “Rialto” refers to Rialto Capital Advisors, LLC, “3650 REIT” refers to 3650 REIT Loan Servicing LLC and “Situs” refers to Situs Holdings, LLC.
(4)	It is expected that each of the Pinnacle Hills Promenade mortgage loan and the Renaissance New York Midtown Hotel mortgage loan (i) will initially be serviced and administered under the Benchmark 2025-V13 pooling and servicing agreement, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered pursuant to the servicing agreement governing that future commercial mortgage securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Herald Center	$50,000,000	$109,000,000	—	$141,000,000	$300,000,000	6.59320%	34.6%	65.2%	3.10x	1.35x	17.1%	9.1%
CBM Portfolio	$20,000,000	$200,000,000	—	$457,000,000	$677,000,000	7.63170%	20.0%	61.5%	4.51x	1.34x	38.9%	12.6%
The Spiral	$10,000,000	$2,066,700,000	—	$773,300,000	$2,850,000,000	5.73551%(4)	45.1%	62.0%	1.99x	1.39x	11.4%	8.3%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s) and related mezzanine debt.
(4)	The Wtd. Avg Cut-off Date Total Debt Interest Rate is truncated for The Spiral. The full precision rate for The Spiral is 5.73551255157895%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
State Farm Data Center Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2025-V13	$76,500,000
		Note A-2	No	GSBI	—	$48,500,000

Prime 15 Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2025-V13	$40,000,000
		Note A-2	No	—	Benchmark 2025-V13	$14,000,000
		Note A-3	No	SGFC	—	$25,000,000
		Note A-4	No	SGFC	—	$20,000,000
		Note A-5	No	SGFC	—	$9,000,000

Pinnacle Hills Promenade	Outside Serviced	Note A-1-1	Yes	SGFC	—	$65,000,000
		Note A-1-2	No	SGFC	—	$13,000,000
		Note A-2-1	No	—	Benchmark 2025-V13	$35,000,000
		Note A-2-2	No	—	Benchmark 2025-V13	$17,000,000

Herald Center	Serviced	Note A-1	Yes(6)	—	Benchmark 2025-V13	$50,000,000
		Note A-2	No	BMO	—	$31,000,000
		Note A-3	No	BMO	—	$26,000,000
		Note A-4	No	BMO	—	$20,000,000
		Note A-5	No	BMO	—	$12,000,000
		Note A-6	No	3650 Capital	—	$20,000,000
		Note B	No	—	Benchmark 2025-V13 (Loan-Specific Certificates)	$39,805,000
		Note C	No	—	Benchmark 2025-V13 (Loan-Specific Certificates)	$34,370,000
		Note D	No	—	Benchmark 2025-V13 (Loan-Specific Certificates)	$34,590,000
		Note E	No	—	Benchmark 2025-V13 (Loan-Specific Certificates)	$25,235,000
		Note F	Yes(6)	—	Benchmark 2025-V13 (Loan-Specific Certificates)	$7,000,000

Queens Center	Outside Serviced	Note A-1-1	Yes	—	BBCMS 2024-5C31	$50,000,000
		Note A-1-2	No	—	Benchmark 2024-V12	$25,000,000
		Note A-1-3	No	—	Benchmark 2025-V13	$25,000,000
		Note A-1-4-1	No	—	BMO 2024-5C8	$16,000,000
		Note A-1-4-2	No	—	Benchmark 2025-V13	$4,000,000
		Note A-1-5	No	—	BMO 2024-5C8	$15,000,000
		Note A-1-6-1	No	—	Benchmark 2024-V12	$7,000,000
		Note A-1-6-2	No	DBRI	—	$8,000,000
		Note A-2-1	No	—	WFCM 2024-5C2	$15,000,000
		Note A-2-2-1	No	—	Benchmark 2024-V12	$10,000,000
		Note A-2-2-2	No	—	BMO 2024-5C8	$5,000,000
		Note A-2-3	No	—	BMO 2024-5C8	$15,000,000
		Note A-2-4-1	No	—	Benchmark 2024-V12	$11,500,000
		Note A-2-4-2	No	—	Benchmark 2025-V13	$3,500,000
		Note A-2-5	No	—	Benchmark 2025-V13	$15,000,000
		Note A-2-6	No	—	WFCM 2025-5C3	$25,000,000
		Note A-3-1	No	—	BANK5 2024-5YR12	$43,000,000
		Note A-3-2	No	—	BANK5 2024-5YR12	$20,000,000
		Note A-3-3	No	—	WFCM 2024-5C2	$15,000,000
		Note A-3-4	No	—	BANK5 2024-5YR12	$15,000,000
		Note A-3-5	No	—	BANK5 2024-5YR12	$7,000,000
		Note A-4-1-1	No	—	BBCMS 2024-5C31	$10,000,000
		Note A-4-1-2	No	—	BMO 2024-5C8	$5,000,000
		Note A-4-2	No	—	BMO 2024-5C8	$15,000,000
		Note A-4-3	No	—	Benchmark 2024-V12	$15,000,000
		Note A-4-4-1	No	BMO	—	$8,500,000
		Note A-4-4-2	No	—	Benchmark 2024-V12	$6,500,000
		Note A-4-5	No	BMO	—	$15,000,000
		Note A-4-6	No	—	BBCMS 2024-5C31	$25,000,000
		Note A-5-1	No	—	BANK5 2024-5YR11	$32,000,000
		Note A-5-2	No	—	BANK5 2024-5YR12	$20,000,000
		Note A-5-3	No	—	BANK5 2024-5YR12	$15,000,000
		Note A-5-4	No	—	BANK5 2024-5YR12	$8,000,000

Renaissance New York Midtown Hotel	Outside Serviced	Note A-1	Yes	GSBI	—	$50,000,000
		Note A-2	No	—	Benchmark 2025-V13	$35,000,000
		Note A-3	No	—	Benchmark 2025-V13	$5,000,000

Woodland Mall	Outside Serviced	Note A-1	Yes	—	BMO 2025-5C8	$30,000,000
		Note A-2	No	—	Benchmark 2025-V13	$12,000,000
		Note A-3	No	—	Benchmark 2025-V13	$6,000,000
		Note A-4	No	—	BMO 2024-5C8	$20,000,000
		Note A-5	No	—	Benchmark 2025-V13	$8,000,000
		Note A-6	No	—	Benchmark 2025-V13	$4,000,000

CBM Portfolio	Outside Serviced	Note A-1	Yes	—	COMM 2024-CBM	$55,000,000
		Note A-2-1	No	—	COMM 2024-CBM	$115,000,000
		Note A-2-2-1	No	—	Benchmark 2024-V12	$30,000,000
		Note A-2-2-2	No	—	Benchmark 2025-V13	$20,000,000
		Note B	No	—	COMM 2023-CBM	$457,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

12

COLLATERAL OVERVIEW (continued)
Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
Tops & Kroger Portfolio	Outside Serviced	Note A-1	Yes	—	BBCMS 2024-5C31	$40,200,000
		Note A-2	No	—	BBCMS 2024-5C31	$24,800,000
		Note A-3	No	BANA	—	$22,000,000
		Note A-4	No	—	Benchmark 2025-V13	$13,500,000

The Spiral	Outside Serviced	Note A-1	Yes	—	Hudson Yards 2025-SPRL	$469,175,000
		Note A-2	No	—	Hudson Yards 2025-SPRL	$469,175,000
		Note A-3	No	GSBI	Hudson Yards 2025-SPRL	$469,175,000
		Note A-4	No	—	Hudson Yards 2025-SPRL	$469,175,000
		Note A-5-1	No	—	BANK5 2025-5YR13	$24,500,000
		Note A-5-2	No	JPMCB	—	$500,000
		Note A-6-1	No	—	BANK5 2025-5YR13	$24,500,000
		Note A-6-2	No	BANA	—	$500,000
		Note A-7	No	—	Benchmark 2025-V13	$10,000,000
		Note A-8-1	No	—	BANK5 2025-5YR13	$24,500,000
		Note A-8-2	No	WFBNA	—	$500,000
		Note A-9	No	JPMCB	—	$25,000,000
		Note A-10	No	BANA	—	$25,000,000
		Note A-11	No	GSBI	—	$40,000,000
		Note A-12	No	WFBNA	—	$25,000,000
		Note B-1	No	—	Hudson Yards 2025-SPRL	$193,325,000
		Note B-2	No	—	Hudson Yards 2025-SPRL	$193,325,000
		Note B-3	No	—	Hudson Yards 2025-SPRL	$193,325,000
		Note B-4	No	—	Hudson Yards 2025-SPRL	$193,325,000

Colony Square	Outside Serviced	Note A-1-1	No	—	BBCMS 2024-5C31	$21,891,892
		Note A-1-2	No	—	Benchmark 2025-V13	$3,959,170
		Note A-1-3	Yes	—	BMO 2024-5C8	$19,148,938
		Note A-2	No	—	BMO 2024-5C7	$30,000,000
		Note A-3	No	—	BMARK 2024-V11	$25,000,000
		Note A-4-1	No	—	BMO 2024-5C8	$15,319,148
		Note A-4-2	No	—	BMARK 2024-V11	$15,212,766
		Note A-5	No	—	BMO 2024-5C7	$4,468,086
		Note A-6-1	No	—	BMARK 2024-V11	$14,893,617
		Note A-6-2	No	—	BMO 2024-5C8	$1,773,383
		Note A-7	No	—	BMO 2024-5C7	$12,765,957
		Note A-8	No	—	BMO 2024-5C8	$9,259,000
		Note A-9-1	No	—	Benchmark 2025-V13	$4,018,469
		Note A-9-2	No	—	BMO 2024-5C8	$1,733,574
		Note A-10	No	—	Benchmark 2025-V13	$5,556,000
		Note A-11-1	No	—	BMARK 2024-V11	$14,893,617
		Note A-11-2	No	—	BMO 2024-5C8	$1,773,383
		Note A-12	No	—	BMO 2024-5C7	$12,765,957
		Note A-13	No	—	BMO 2024-5C8	$9,259,000
		Note A-14-1	No	—	BBCMS 2024-5C31	$4,018,469
		Note A-14-2	No	—	BMO 2024-5C8	$1,733,574
		Note A-15-1	No	—	BBCMS 2024-5C31	$4,089,639
		Note A-15-2	No	—	Benchmark 2025-V13	$1,466,361
		Note A-16	No	MSBNA	—	$25,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans,” “The Pooling and Servicing Agreement—Directing Holder” and “—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“3650 Capital” means 3650 Real Estate Investment Trust 2 LLC

“AREF2” means Argentic Real Estate Finance 2 LLC.

“BANA” means Bank of America, National Association.

“BCREI” means Barclays Capital Real Estate Inc.

“BMO” means Bank of Montreal

“CREFI” means Citi Real Estate Funding Inc.

“CPPIB” means CPPIB Credit Investments III Inc.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

13

COLLATERAL OVERVIEW (continued)

“DBRI” means DBR Investments Co. Limited.

“GSBI” means Goldman Sachs Bank USA.

“JPMCB” means JPMorgan Chase Bank, National Association.

“MSBNA” means Morgan Stanley Bank, National Association.

“SGFC” means Societe Generale Financial Corporation.

“WFBNA” means Wells Fargo Bank, National Association.

“UBS AG” means United Bank of Switzerland.

(6)	Note F will be the initial controlling note unless the Note F control appraisal period (i.e., any period during which the principal balance of Note F is less than 25% of its initial principal balance as a result of the application of appraisal reduction amounts or realized losses) occurs and is continuing. If the Note F control appraisal period has occurred and is continuing, but the subordinate note control appraisal period (i.e., any period during which the aggregate principal balance of all of the Herald Center subordinate notes is less than 25% of the initial aggregate principal balance of all of the Herald Center subordinate notes as a result of the application of appraisal reduction amounts or realized losses) has not occurred, there will be no controlling note. If both the Note F control appraisal period and the subordinate note control appraisal period have occurred and are continuing, Note A-1 will be the controlling note. See “Description of the Mortgage Pool—The Whole Loans—The Herald Center Pari Passu AB Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under the Herald Center whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Prime 15 Portfolio	CREFI	Various	Various	Self Storage	$54,000,000	7.0%	BSPRT 2021-FL6, WFCM 2020-C55, WFCM 2020-C56, CGCMT 2019-C7
Pinnacle Hills Promenade	Barclays	Rogers	Arkansas	Retail	$52,000,000	6.8%	COMM 2015-DC1
Herald Center	BMO	New York	New York	Mixed Use	$50,000,000	6.5%	MSBAM 2015-C25, MSBAM 2015-C26, MSBAM 2015-C27
Queens Center	GACC, GSMC	Elmhurst	New York	Retail	$47,500,000	6.2%	QCMT 2013-QC
Olathe, KS Property	GSMC	Olathe	Kansas	Industrial	$46,049,150	6.0%	CD 2017-CD3, BBCMS 2017-C1
The Trails at Dominion Park	GSMC	Houston	Texas	Multifamily	$42,700,000	5.6%	WFCM 2015-C26, FREMF 2020-KF80
CBM Portfolio	GACC	Various	Various	Hospitality	$20,000,000	2.6%	COMM 2020-CBM
Tremont Place Lofts	CREFI	Cleveland	Ohio	Multifamily	$18,070,000	2.4%	GNR 2016-106
Colony Square	BMO, GACC, GSMC	Atlanta	Georgia	Mixed Use	$15,000,000	2.0%	BXMT 2020-FL2, BXMT 2020-FL3, BXMT 2021-FL4
Tops & Kroger Portfolio	Barclays	Various	Various	Retail	$13,500,000	1.8%	COMM 2014-UBS6
Pepper Street Self Storage	Barclays	Monroe	Connecticut	Self Storage	$7,860,000	1.0%	WFCM 2015-C26
Petaluma Garage Retail	GACC	Petaluma	California	Retail	$4,225,000	0.6%	COMM 2015-LC19
Southington Super Storage	Barclays	Southington	Connecticut	Self Storage	$3,390,000	0.4%	WFCM 2015-C26

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

15

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Multifamily	13	$207,000,000	27.0%	1.33x	63.5%	9.2%
Mid Rise	11	156,232,000	20.4	1.34x	63.0%	9.3%
Garden	1	42,700,000	5.6	1.31x	66.4%	8.8%
Low Rise	1	8,068,000	1.1	1.35x	56.1%	9.0%
Retail	15	$171,725,000	22.4%	1.72x	51.4%	11.9%
Super Regional Mall	2	77,500,000	10.1	1.87x	50.9%	12.1%
Anchored	11	65,500,000	8.5	1.73x	47.3%	13.1%
Single Tenant	1	24,500,000	3.2	1.26x	62.5%	8.0%
Unanchored	1	4,225,000	0.6	1.40x	59.9%	11.1%
Self-Storage	24	$101,155,000	13.2%	1.37x	64.0%	8.8%
Hospitality	54	$77,300,000	10.1%	2.65x	43.3%	22.3%
Full Service	1	40,000,000	5.2	2.14x	50.0%	17.2%
Select Service	52	20,000,000	2.6	4.51x	20.0%	38.9%
Limited Service	1	17,300,000	2.3	1.66x	54.7%	14.8%
Industrial	2	$76,500,000	10.0%	1.91x	49.8%	12.7%
Data Center	2	76,500,000	10.0	1.91x	49.8%	12.7%
Mixed Use	2	$65,000,000	8.5%	2.73x	38.2%	15.9%
Office/Retail	2	65,000,000	8.5	2.73x	38.2%	15.9%
Office	3	$47,500,000	6.2%	1.87x	54.1%	14.0%
Suburban	2	37,500,000	4.9	1.84x	56.5%	14.7%
CBD	1	10,000,000	1.3	1.99x	45.1%	11.4%
Manufactured Housing	7	$21,200,000	2.8%	1.40x	61.7%	9.6%
Total	120	$767,380,000	100.0%	1.77x	54.7%	12.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

16

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	27	$314,630,269	41.0%	$6,752,950,000	71.5%	$362,060,618	65.7%
Texas	11	88,983,162	11.6	223,390,000	2.4	13,384,694	2.4
Arkansas	1	52,000,000	6.8	298,650,000	3.2	17,739,955	3.2
Kansas	3	50,139,549	6.5	171,000,000	1.8	10,597,342	1.9
Georgia	6	34,416,687	4.5	604,600,000	6.4	36,711,764	6.7
North Carolina	4	30,993,951	4.0	98,200,000	1.0	9,232,541	1.7
Michigan	3	30,777,843	4.0	188,500,000	2.0	14,621,711	2.7
Pennsylvania	2	28,750,000	3.7	60,350,000	0.6	5,214,735	0.9
Washington	9	22,654,118	3.0	82,660,000	0.9	5,376,867	1.0
Ohio	2	19,517,714	2.5	41,300,000	0.4	2,724,838	0.5
Florida	5	15,763,072	2.1	107,600,000	1.1	9,147,917	1.7
California	10	15,529,727	2.0	261,955,000	2.8	21,896,374	4.0
Connecticut	4	12,162,555	1.6	65,900,000	0.7	5,284,131	1.0
Louisiana	3	11,350,000	1.5	17,300,000	0.2	1,088,407	0.2
Kentucky	3	11,164,500	1.5	25,300,000	0.3	1,969,229	0.4
Illinois	5	10,818,353	1.4	78,550,000	0.8	6,439,727	1.2
Tennessee	3	6,360,465	0.8	43,250,000	0.5	3,758,347	0.7
South Carolina	2	3,269,758	0.4	23,200,000	0.2	2,167,408	0.4
Virginia	2	2,456,918	0.3	21,600,000	0.2	1,076,959	0.2
Colorado	3	1,113,442	0.1	54,900,000	0.6	3,282,454	0.6
Arizona	2	788,183	0.1	38,000,000	0.4	3,130,147	0.6
New Jersey	1	736,484	0.1	35,500,000	0.4	4,106,651	0.7
Maryland	2	674,151	0.1	32,500,000	0.3	3,185,585	0.6
Missouri	2	674,151	0.1	32,500,000	0.3	1,019,762	0.2
Massachusetts	1	456,425	0.1	22,000,000	0.2	1,849,670	0.3
Alabama	1	342,393	0.0	16,500,000	0.2	1,819,139	0.3
Oregon	1	331,758	0.0	16,000,000	0.2	769,022	0.1
Indiana	1	289,217	0.0	16,000,000	0.2	917,381	0.2
Minnesota	1	235,155	0.0	13,000,000	0.1	549,694	0.1
Total	120	$767,380,000	100.0%	$9,443,155,000	100.0%	$551,123,069	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

17

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,440,000 - 9,999,999	13	$64,960,000	8.5%
10,000,000 - 19,999,999	9	128,120,000	16.7
20,000,000 - 29,999,999	5	123,750,000	16.1
30,000,000 - 39,999,999	1	30,000,000	3.9
40,000,000 - 49,999,999	3	130,200,000	17.0
50,000,000 - 76,500,000	5	290,350,000	37.8
Total	36	$767,380,000	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.25 - 1.49	24	$372,080,000	48.5%
1.50 - 1.99	8	261,800,000	34.1
2.00 - 2.49	2	63,500,000	8.3
2.50 - 4.51	2	70,000,000	9.1
Total	36	$767,380,000	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	34	$676,880,000	88.2%
Interest Only - ARD	1	76,500,000	10.0
Interest Only, Amortizing Balloon	1	14,000,000	1.8
Total	36	$767,380,000	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	10	$343,000,000	44.7%
Springing	21	281,680,000	36.7
Soft	5	142,700,000	18.6
Total	36	$767,380,000	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
20.0 - 39.9	2	$70,000,000	9.1%
40.0 - 49.9	6	196,090,000	25.6
50.0 - 59.9	8	195,735,000	25.5
60.0 - 69.5	20	305,555,000	39.8
Total	36	$767,380,000	100.0%

(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
20.0 - 39.9	2	$70,000,000	9.1%
40.0 - 49.9	6	196,090,000	25.6
50.0 - 59.9	8	195,735,000	25.5
60.0 - 69.5	20	305,555,000	39.8
Total	36	$767,380,000	100.0%

(1)	See footnotes (1), (4), and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	22	$524,175,000	68.3%
Acquisition	11	203,205,000	26.5
Refinance/Recapitalization	1	28,750,000	3.7
Recapitalization	2	11,250,000	1.5
Total	36	$767,380,000	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.370 - 5.9999	4	$161,500,000	21.0%
6.000 - 6.4999	8	247,750,000	32.3
6.500 - 6.9999	12	155,335,000	20.2
7.000 - 7.4999	8	166,615,000	21.7
7.500 - 7.8800	4	36,180,000	4.7
Total	36	$767,380,000	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

18

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.0 - 8.9	5	$168,020,000	21.9%
9.0 - 9.9	12	139,065,000	18.1
10.0 - 10.9	4	89,390,000	11.6
11.0 - 11.9	6	47,605,000	6.2
12.0 - 12.9	2	90,500,000	11.8
13.0 - 13.9	1	52,000,000	6.8
14.0 - 38.9	6	180,800,000	23.6
Total	36	$767,380,000	100.0%

(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.0 - 8.9	7	$242,120,000	31.6%
9.0 - 9.9	10	64,965,000	8.5
10.0 - 10.9	8	111,995,000	14.6
11.0 - 11.9	3	39,000,000	5.1
12.0 - 12.9	2	128,500,000	16.7
13.0 - 13.9	1	17,300,000	2.3
14.0 - 32.0	5	163,500,000	21.3
Total	36	$767,380,000	100.0%

(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods(1)
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$14,000,000	1.8%

(1)	See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
36	1	$76,500,000	10.0%
60	35	690,880,000	90.0
Total	36	$767,380,000	100.0%

(1)	See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35	1	$76,500,000	10.0%
53 – 59	25	424,305,000	55.3
60	10	266,575,000	34.7
Total	36	$767,380,000	100.0%

(1)	See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)

Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$753,380,000	98.2%
360	1	14,000,000	1.8
Total	36	$767,380,000	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$753,380,000	98.2%
360	1	14,000,000	1.8
Total	36	$767,380,000	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	25	$511,795,000	66.7%
Yield Maintenance or Defeasance	3	139,000,000	18.1
Yield Maintenance	8	116,585,000	15.2
Total	36	$767,380,000	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	31	$541,380,000	70.5%
Replacement Reserves(1)	30	$532,630,000	69.4%
Insurance	16	$253,475,000	33.0%
TI/LC(2)	8	$170,295,000	47.2%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties or multifamily properties with commercial tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

19

STRUCTURAL OVERVIEW

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
State Farm Data Center Portfolio	Industrial	$76,500,000	9.97%	35	1.91x	12.7%	49.8%

(1)	The table above presents the mortgage loan whose balloon payment would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

20

STRUCTURAL OVERVIEW (continued)
Distributions	The aggregate amount available for distribution to holders of the Certificates on each distribution date will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans (but not the Herald Center Trust Subordinate Companion Loan) in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®.

On each Distribution Date, funds available for distribution to holders of the Certificates (exclusive of any portion thereof that represents (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class X-B and Class X-D certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class X-B and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, Class A-2, Class A-3 and Class A-4 certificates: to the extent of Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-1 certificates until their certificate balance has been reduced to the Class A-1 scheduled principal balance set forth on Annex F to the Preliminary Prospectus for the relevant distribution date, then (ii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (i) above, then (iii) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (ii) above, then (iv) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iii) above, and then (v) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (iv) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2, Class A-3 and Class A-4 certificates: to reimburse the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-4 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class X-B, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to the Class D, Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

21

STRUCTURAL OVERVIEW (continued)

No class of Certificates will be entitled to distributions from amounts paid or advanced on and allocable to the Herald Center Trust Subordinate Companion Loan in accordance with the co-lender agreement relating to the Herald Center whole loan, and such amounts will not be included in the Available Funds. The holders of the Loan-Specific Certificates will only be entitled to distributions from amounts paid or advanced on and allocable to the Herald Center Trust Subordinate Companion Loan in accordance with the co-lender agreement relating to the Herald Center whole loan.

Realized Losses	The certificate balances of the respective classes of Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, any such losses will be applied to the respective classes of Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates; second, to the Class G-RR certificates; third, to the Class F-RR certificates; fourth, to the Class E-RR certificates; fifth, to the Class D certificates; sixth, to the Class C certificates; seventh, to the Class B certificates; eighth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates. Losses on the Herald Center Trust Subordinate Companion Loan will be allocable to the Loan-Specific Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Available Funds for such Distribution Date) is required to be distributed to holders of the Regular Certificates (excluding holders of the Class E-RR, Class F-RR, Class G-RR, and Class J-RR certificates) as follows: (a) first such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-1, Class A-2, Class A-3, Class A-4 and Class X-A certificates, (ii) the group (the “YM Group AS/B/C”) comprised solely of the Class A-S, Class B, Class C and Class X-B certificates, and (iii) the group (the “YM Group D”, and the YM Group A, the YM Group AS/B/C and the YM Group D, collectively, the “YM Groups”) comprised of the Class D and Class X-D certificates, pro rata based upon the aggregate amount of principal distributed to the class or classes of Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Regular Certificates in such YM Group, in the following manner: (i) each class of Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of any YM Group comprised solely of a single Class of Principal Balance Certificates (for which the value of this clause (Y) is one (1)), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates as provided in the Benchmark 2025-V13 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Any yield maintenance charge or prepayment premium payable in respect of the Herald Center Trust Subordinate Companion Loan will be distributable to holders of the Loan-Specific Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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STRUCTURAL OVERVIEW (continued)
Advances	The master servicer and, if it fails to do so, the back-up advancing agent (which will initially be the certificate administrator), will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2025-V13 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the back-up advancing agent will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually. The master servicer and, if it fails to do so, the back-up advancing agent, will similarly be obligated to make P&I Advances on the Herald Center Trust Subordinate Companion Loan and such advances will be reimbursable out of collections on the Herald Center Trust Subordinate Companion Loan and, if deemed nonrecoverable therefrom, out of collections solely on the Herald Center mortgage loan.

Serviced Mortgage

Loans/Outside Serviced	Mortgage Loans One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2025-V13 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2025-V13 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2025-V13 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2025-V13 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Regular Certificates then outstanding (i.e., first, to the Class J-RR certificates, then, to the Class G-RR certificates, then, to the Class F-RR certificates, then, to the Class E-RR certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class X-B and Class X-D certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Principal Balance Certificates as follows: first, to the Class J-RR, Class G-RR, Class F-RR, Class E-RR, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3 and Class A-4, certificates, pro rata based on certificate balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

23

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction Amounts allocable to the Herald Center Trust Subordinate Companion Loan will, in turn, be allocable to the Loan-Specific Certificates, subject to the right of certain designated holders of the Loan-Specific Certificates being permitted to post cash or a letter of credit to offset some or all of any such Appraisal Reduction Amount.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, with respect to the mortgage loans, is equal to the sum of (i) all related Appraisal Reduction Amounts then in effect with respect to the mortgage loans, and (ii) with respect to any AB Modified Loans, any related Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, any Collateral Deficiency Amounts with respect to the mortgage loans will be allocable to the respective classes of Control Eligible Certificates (as defined below) (or for purposes of determining an Operating Advisor Consultation Trigger Event, the HRR Certificates), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Collateral Deficiency Amounts allocable to the Herald Center Trust Subordinate Companion Loan will, in turn, be allocable to the Loan-Specific Certificates, subject to the right of certain designated holders of the Loan-Specific Certificates being permitted to post cash or a letter of credit to offset some or all of any such Collateral Deficiency Amount.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2025-V13 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to the Herald Center whole loan prior to (A) a related control appraisal period existing or being deemed to exist and (B) control shifting to the note or one of the notes, as applicable, evidencing the Herald Center mortgage loan, (iii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iv) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative;
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the controlling class representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”); and
●	with respect to the Herald Center whole loan (i) for so long as no related control appraisal period exists or is deemed to exist and no related loan-specific control termination event (which is, with respect to the control eligible Loan-Specific Certificates, the functional equivalent of a Control Termination Event with respect to the Control Eligible Certificates) exists or is deemed to exist, the related loan-specific controlling class representative (if and for so long as it is entitled to act as Directing Holder) and (ii) for so long as (A) a related control appraisal period exists or is deemed to exist with

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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STRUCTURAL OVERVIEW (continued)
respect to the Herald Center Trust Subordinate Companion Loan, (B) control has shifted to the note or one of the notes, as applicable, evidencing the Herald Center mortgage loan, and (C) a Control Termination Event does not exist, the Controlling Class Representative;

provided, that with respect to any serviced whole loan, the rights of the Directing Holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class E-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, V13 B-Piece Grand Avenue Partners, LLC is expected (i) to purchase the HRR certificates and also to receive the Class S certificates, and (ii) to appoint itself or an affiliate as the initial controlling class representative; and it or an affiliate may purchase additional Certificates.

On the Closing Date, Cascade Funding, LP-Series 13 is expected (i) to purchase the Loan-Specific Certificates backed by the Herald Center Trust Subordinate Companion Loan and (ii) to appoint itself or an affiliate as the related initial loan-specific controlling class representative.

Control Termination

Event	A “Control Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2025-V13 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2025-V13 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the applicable serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2025-V13 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to the Herald Center Trust whole loan, until control shifts to the note or one of the notes, as applicable, evidencing the Herald Center mortgage loan, and subject to any related loan-specific control termination event or related loan-specific consultation termination event (which is, with respect to the control eligible Loan-Specific Certificates, the functional equivalent of a Consultation Termination Event with respect to the Control Eligible Certificates), the related loan-specific controlling class representative will instead be entitled to exercise the above-described consent and consultation rights.

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2025-V13 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan and the Herald Center whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2025-V13 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Certificates evidencing at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

At any time, the special servicer under the Benchmark 2025-V13 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the Servicing Standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2025-V13 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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STRUCTURAL OVERVIEW (continued)

See “Description of the Mortgage Pool—The Trust Subordinate Companion Loan(s)” in the Preliminary Prospectus for additional circumstances under which solely the special servicer for the Herald Center whole loan may be terminated.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders or beneficial owners of Certificates evidencing at least 20% of the aggregate outstanding principal balance of all the Principal Balance Certificates, with such quorum including at least three Certificateholders or Certificate Owners that are not Risk Retention Affiliated with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2025-V13 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-V13 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2025-V13 pooling and servicing agreement, with respect to matters as to which only the holders of Certificates may vote, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

At all times during the term of the Benchmark 2025-V13 pooling and servicing agreement, with respect to matters as to which the holders of Certificates and Loan-Specific Certificates may vote, the voting rights for the Certificates and the Loan-Specific Certificates in the aggregate will be allocated among the respective classes of holders thereof as follows:

(1)       1% in the aggregate in the case of the respective classes of the Class X Certificates and any classes of interest-only Loan-Specific Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (but only for so long as the notional amount of at least one class thereof is greater than zero), and

(2)       in the case of any Class of Principal Balance Certificates or any class of Loan-Specific Certificates with a certificate balance, a percentage equal to the product of 99% (or, if the notional amounts of all Classes of Class X Certificates and all classes of interest-only Loan-Specific Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates or such Loan-Specific Certificates, as applicable, as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of Principal Balance Certificates and such Loan-Specific Certificates, in each case as of the date of determination;

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

27

STRUCTURAL OVERVIEW (continued)

provided, that in certain circumstances described in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or equivalent Loan-Specific Certificates and/or may be allocated or exercisable in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R and Class S certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within three months of the maturity default, but the special servicer may collect from the related borrower and retain (x) a liquidation fee or workout fee, as applicable, and (y) such other fees as are provided for in the related loan documents.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2025-V13 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

28

STRUCTURAL OVERVIEW (continued)
●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2025-V13 pooling and servicing agreement and identifying any material deviations therefrom;
●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole); and
●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2025-V13 pooling and servicing agreement) in respect of the applicable serviced loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist. Also see “Description of the Mortgage Pool—The Trust Subordinate Companion Loan(s)” for any additional operating advisor consultation trigger event with respect to the Herald Center whole loan

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2025-V13 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates and equivalent Loan-Specific Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates and equivalent Loan-Specific Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates and equivalent Loan-Specific Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2025-V13 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2025-V13 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

29

STRUCTURAL OVERVIEW (continued)

servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or beneficial owner of Certificates may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2025-V13 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2025-V13 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
Credit Risk Retention	This securitization transaction (i.e., the securitization transaction involving the offer and sale of the Certificates) will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to satisfy its risk retention obligation through the purchase by a third-party purchaser (directly or through one or more majority-owned affiliates) of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus.
Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2025-V13 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2025-V13 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans and the Herald Center Trust Subordinate Companion Loan as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and the Herald Center Trust Subordinate Companion Loan(and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the Benchmark

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

30

STRUCTURAL OVERVIEW (continued)

2025-V13 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class R and Class S certificates) for the mortgage loans remaining in the issuing entity and, if applicable, the Herald Center Trust Subordinate Companion Loan , as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

See also “Description of the Mortgage Pool—The Trust Subordinate Companion Loan(s)” for a discussion of any additional related termination and purchase options solely applicable to the Herald Center Trust Subordinate Companion Loan.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

31

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

32

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

AMTRAK
W. 83rd St
Shawnee
Shawnee Mission Park
Kansas City, MO - 12 miles
DeSoto
W. 87th St
Lenexa
AdventHealth Lenexa
Falcon Ridge Golf Course
Prairie Star Pkwy
W. 95th St
Oak Park Mall
Quest Laboratory
Overland Park Regional Medical Center
Shadow Glen Golf Course
Honeywell Aerospace
ALDI Distribution Center
JCPenney Distribution Center
College Blvd
Kansas State University-Olathe
Kill Creek Rd
Woodland St
Ridgeview Rd
Renner Blvd
Johnson County Community College
Northridge Plaza
W. 119th St
Olathe Gateway
Olathe Station
JOHNSON COUNTY
Olathe
Overland Park
Ernie Miller Park
Kansas City Road Business Park
W. 135th St
Olathe Lake
Lakeside Hills Golf Course
Crossroads Shopping Center
St Andrews Golf Club
S. Gardner Rd
S. Lone Elm Rd
S. Kansas Ave
S. Blackbob Rd
S. Pflumm Rd
W. 143rd St
Garmin
Amazon Fulfillment Center
W. 151th St
Johnson Co. Comm. College Olathe Health Education Ctr.
Olathe Health Pavilion
W. 151st St
Johnson County Executive Airport

State Farm Data Center Portfolio

1	Olathe, KS Property	Olathe, KS
2	Richardson, TX Property	Richardson, TX

Dallas-Ft. Worth Intl. Airport 23 miles
Wooded Creek
NTT Data
Village at Collin Creek
DART
Plano Pkwy
PLANO
Pres. George Bush Tpke
E. Renner Rd
Qorvo
Texas Instruments Richardson Fab
Bush Tpke
Raytheon
Cisco
Methodist Richardson Medical Ctr.
Renner Rd
CityLine
Collins Aerospace
Custer Pkwy
Floyd Rd
Canyon Creek Country Club
BlueCross BlueShield of Texas
COLLIN COUNTY
Breckinridge Blvd
Breckinridge Park
Fujitsu Network Communications
Commscope
University of Texas-Dallas
Verveba Telecom
Galatyn Park
Charles W. Eisemann Center
Sherrill Park Golf Course
Spring Park
Lookout Dr
N. Star Rd
Firewheel
CVS Health Corp. Office
Richardson Plaza
GEICO Corp. Office
Shiloh Springs
One Eleven Ranch Park
Campbell Rd
AT&T Corp. Office
Campbell Rd
Firewheel Golf Course
Methodist Hospital Campus for Continuing Care
Greenville Ave
Jupiter Rd
Yahoo!
Collins Blvd
Camelot Shopping Center
Ericsson Lab
Callejo Rd
Shiloh Rd
Holford Rd
Arapaho Center
Arapaho Central Park
Arapaho Rd
Central Expwy
DART Red/Orange Lines
Garland Ave
Curtis Culwell Ctr.
Firewheel Town Center
Floyd Rd
Richardson Terrace Shopping Ctr.
Richardson
DALLAS COUNTY
Winters Park
Richardson Heights Village
DFW Chinatown
Glenville Dr
Plano Rd
Cali Saigon Mall
Garland
Coomer Creek
Downtown Dallas 12 miles
Belt Line Rd
Northstar Crossing
Country Brook Village Shopping Ctr.
Grove Rd
Richland Village
Richardson Square
Oakridge Country Club
Spring Valley

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

33

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Acquisition	Property Type – Subtype:	Industrial - Data Center
Borrower Sponsor(s):	HMC Digital Infrastructure OP, LP	Collateral:	Fee
Borrower(s):	HMC Data Center 2, LLC and HMC Data Center 3, LLC	Location(6):	Various, Various
Original Balance(1):	$76,500,000	Year Built / Renovated(6):	Various / Various
Cut-off Date Balance(1):	$76,500,000	Property Management:	Self-Managed
% by Initial UPB:	9.97%	Size(6):	322,208 SF
Interest Rate(2):	6.49900%	Appraised Value / Per SF:	$251,000,000 / $779
Note Date:	December 17, 2024	Appraisal Date:	Various
Original Term:	36 months	Occupancy:	100.0% (as of January 6, 2025)
Amortization:	Interest Only - ARD	UW Economic Occupancy:	98.0%
Original Amortization:	NAP	Underwritten NOI(6):	$15,828,690
Interest Only Period:	36 months	Underwritten NCF(6):	$15,717,042
First Payment Date:	February 6, 2025
Maturity Date(3):	January 6, 2028	Historical NOI(7)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(1):	$48,500,000	2023 NOI:	NAV
Call Protection(4):	YM3(25),DorYM3(7),O(4)	2022 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	NAV

Reserves(5)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$388
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$388
Insurance:	$807,345	Springing	NAP	Cut-off Date LTV:	49.8%
Replacement Reserves:	$0	$0	NAP	Maturity Date LTV:	49.8%
Deferred Maintenance Reserve:	$0	$0	NAP	UW NOI DY:	12.7%
				UW NCF DSCR:	1.91x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1):	$125,000,000	48.6%	Purchase Price:	$248,000,000	96.5%
Principal’s New Cash Contribution:	132,091,042	51.4	Closing Costs:	8,283,697	3.2
			Reserves:	807,345	0.3
Total Sources	$257,091,042	100.0%	Total Uses:	$257,091,042	100.0%
(1)	The State Farm Data Center Portfolio Mortgage Loan (as defined below) is part of the State Farm Data Center Portfolio Whole Loan (as defined below), which is evidenced by two pari passu promissory notes with an aggregate principal balance of $125,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the State Farm Data Center Portfolio Whole Loan. See “The Loan” below.
(2)	The Interest Rate will be raised by 3.00000% on the payment date in January 2028 when the ARD (as defined below) passes. Following the ARD, all excess cash flow will be swept and used to repay the whole loan balance.
(3)	Represents the ARD. The final maturity is January 6, 2030.
(4)	Defeasance of the State Farm Data Center Portfolio Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) December 17, 2027. The assumed lockout period is based on the anticipated closing date of the Benchmark 2025-V13 securitization in February 2025. The actual lockout period may be longer.
(5)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(6)	See “The State Farm Data Center Portfolio Properties” below.
(7)	Historical financial information is not available since the State Farm Data Center Portfolio Properties (as defined below) were acquired in December 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

34

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

The Loan. The largest mortgage loan (the “State Farm Data Center Portfolio Mortgage Loan”) is part of a whole loan with an original principal balance and Cut-off Date Balance of $125,000,000 (the “State Farm Data Center Portfolio Whole Loan”), comprised of two pari passu promissory notes and secured by a first lien mortgage and deed of trust on the respective borrower’s fee interest in two data center properties (collectively, the “State Farm Data Center Portfolio Properties”, and each individually, a “State Farm Data Center Portfolio Property”) located in Richardson, Texas and Olathe, Kansas. The State Farm Data Center Portfolio Whole Loan was originated by Goldman Sachs Bank USA on December 17, 2024, has a 5-year term (3-year ARD, 5-year final maturity), is interest only for the entire term and accrues interest at an initial rate of 6.49900% per annum on an Actual/360 basis prior to the payment date in January 2028 (the “ARD”). From and after the ARD, the State Farm Data Center Portfolio Whole Loan will bear interest at an adjusted rate per annum equal to the sum of the initial interest rate of 6.49900% and 3.00000% until the final maturity date on the payment date in January 2030. The proceeds of the State Farm Data Center Portfolio Whole Loan were used by the borrowers to acquire the State Farm Data Center Portfolio Properties. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

The State Farm Data Center Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V13 transaction. The relationship between the holders of the State Farm Data Center Portfolio Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the State Farm Data Center Portfolio Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$76,500,000	$76,500,000	Benchmark 2025-V13	Yes
A-2(1)	48,500,000	48,500,000	GSBI	No
Whole Loan	$125,000,000	$125,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Properties. The State Farm Data Center Portfolio Properties consist of the Olathe, KS property (the “Kansas City Property”) and the Richardson, TX Property (the “Dallas Property”). Both properties are 100% occupied as of January 6, 2025 and were built to suit for State Farm, which has invested an estimated $277 million into the State Farm Data Center Portfolio Properties for mechanicals, electrical and plumbing (MEP) and shell.

The Kansas City Property is a single-story data center building located at 24400 West Valley Parkway in Olathe, Kansas. The facility is situated on a single parcel encompassing approximately 20 acres. The data center building consists of 193,953 square feet and was built in 2016. The facility features a total critical IT load of 7,500 kW in a N+1 configuration. The lease commenced November 3, 2016 and is scheduled to expire November 30, 2031. State Farm has three five-year renewal options, and the rental rate during the renewal term will be the in-place rental rate for the last year of the preceding term increased by 1.9%. The in-place rental rate increased to $48.83 per square foot on December 1, 2024.

The Dallas Property is a single-story data center building located at 1402 East Lookout Drive in Richardson, Texas. The facility is situated on a single parcel encompassing approximately 15 acres. The data center building consists of 128,255 square feet and was built in 2015 and was most recently renovated in 2021. The facility features a total critical IT load of 4,500 kW in a N+1 configuration. The lease commenced August 11, 2016 and is scheduled to expire August 31, 2031. State Farm has three, five-year renewal options, and the rental rate during the renewal term will be the in-place rental rate for the last year of the preceding term increased by 1.9%. As of September 1, 2024, the current in-place rental rate is $47.66 per square foot, which equates to an annual amount of $6,112,961, on an absolute net basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

35

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

The following table presents certain information relating to the State Farm Data Center Portfolio Properties:

The State Farm Data Center Portfolio Properties(1)
Property	Address(2)	SF	Built / Renovated(2)	Appraised Value(2)	Total Capex Spend(3)	UW NOI	UW NCF
Olathe, KS	24400 West Valley Parkway Olathe, KS 66061	193,953	2016 / NAP	$151,000,000	$169,778,850	$9,631,556	$9,544,277
Richardson, TX	1402 East Lookout Drive Richardson, TX 75082	128,255	2015 / 2021	$100,000,000	$107,214,750	$6,197,134	$6,172,766
Total		322,208		$251,000,000	$276,993,600	$15,828,690	$15,717,042

(1)    Based on the underwritten rent roll dated January 6, 2025, inclusive of rent steps through January 1, 2026.

(2)    Source: Appraisal.

(3)    Represents estimated CapEx figures.

The following table presents certain information relating to the sole tenant at the State Farm Data Center Portfolio Properties:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P /Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	UW Base Rent	UW Base Rent Per SF	% of Total UW Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
State Farm Mutual Automobile Insurance Company (Olathe, KS)	NR/AA/NR	193,953	60.2%	$9,649,692	$49.75	60.8%	11/30/2031	N	3 x 5 yr
State Farm Mutual Automobile Insurance Company (Dallas, TX)	NR/AA/NR	128,255	39.8%	$6,229,107	$48.57	39.2%	8/31/2031	N	3 x 5 Yr
Total / Wtd. Avg. Occupied		322,208	100.0%	$15,878,799	$49.28	100.0%
Vacant		0	0.0%
Total		322,208	100.0%
(1)	Based on the underwritten rent roll dated January 6, 2025, inclusive of rent steps through January 1, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the State Farm Data Center Portfolio Properties:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	322,208	100.0%	100.0%	$15,878,799	100.0%	$49.28	2
2032	0	0.0%	100.0%	$0	0.0%	$0.00	0
2033	0	0.0%	100.0%	$0	0.0%	$0.00	0
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	322,208	100.0%		$15,878,799	100.0%	$49.28	2
(1)	Based on the underwritten rent roll dated January 6, 2025, inclusive of rent steps through January 1, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

36

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

The following tables present certain information relating to the Underwritten Net Cash Flow at the State Farm Data Center Portfolio Properties:

Cash Flow Analysis – Kansas City Property(1)(2)
	U/W	U/W Per SF
Gross Potential Rent	$9,649,692	$49.75
Credit Rent Steps	184,505	$0.95
Expense Recoveries	297,883	$1.54
General Vacancy Loss	(202,642)	($1.04)
Effective Gross Revenue	$9,929,439	$51.20
Property Management	297,883	$1.54
Franchise Taxes	0	$0.00
Total Expenses	$297,883	$1.54
Net Operating Income	$9,631,556	$49.66
Replacement Reserves	87,279	$0.45
Net Cash Flow	$9,544,277	$49.21
Cash Flow Analysis - Dallas Property(1)(2)
	U/W	U/W Per SF
Gross Potential Rent	$6,229,107	$48.57
Credit Rent Steps	119,103	$0.93
Expense Recoveries	192,291	$1.50
General Vacancy Loss	(130,810)	($1.02)
Effective Gross Revenue	$6,409,691	$49.98
Property Management	192,291	$1.50
Franchise Taxes	20,266	$0.16
Total Expenses	$212,557	$1.66
Net Operating Income	$6,197,134	$48.32
Replacement Reserves	24,368	$0.19
Net Cash Flow	$6,172,766	$48.13
(1)	Historical financial information is not available since the State Farm Data Center Portfolio Properties were acquired in December 2024.
(2)	Based on the underwritten rent roll dated January 6, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

37

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

Cash Flow Analysis - State Farm Data Center Portfolio Properties(1)(2)
	U/W	U/W Per SF
Gross Potential Rent	$15,878,799	$49.28
Credit Rent Steps	303,608	$0.94
Expense Recoveries	490,174	$1.52
General Vacancy Loss	(333,452)	($1.03)
Effective Gross Revenue	$16,339,129	$50.71
Property Management	490,174	$1.52
Franchise Taxes	20,266	$0.06
Total Expenses	$510,440	$1.58
Net Operating Income	$15,828,690	$49.13
Replacement Reserves	111,647	$0.35
Net Cash Flow	$15,717,042	$48.78

Occupancy	98.0%(3)
NCF DSCR(4)	1.91x
NOI Debt Yield(4)	12.7%
(1)	Historical financial information is not available since the State Farm Data Center Portfolio Properties were acquired in December 2024.
(2)	Based on the underwritten rent roll dated January 6, 2025.
(3)	Based on the UW Economic Occupancy.
(4)	NCF DSCR and NOI DY are based on the State Farm Data Center Portfolio Whole Loan.

Appraisal. According to the appraisals, the State Farm Data Center Portfolio Properties had an aggregate “as-is” appraised value of $251,000,000 as of November 22, 2024 and November 25, 2024.

State Farm Data Center Portfolio Appraised Value(1)
Property	Appraised Value	Capitalization Rate
State Farm Data Center Portfolio	$251,000,000	5.75%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated November 5, 2024 and November 12, 2024, there are no recognized environmental conditions at the State Farm Data Center Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

38

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

The Market. Given the specialized nature of the State Farm Data Center Portfolio Properties, see below for a chart of national comparable sales that occurred between 2022 and 2024.

The following table presents certain information relating to the comparable properties for the State Farm Data Center Portfolio Properties:

Comparable Properties – State Farm Data Center Portfolio Properties(1)
Property	Location	Critical Load (MW)	Built / Renovated	Occupancy	Transaction Date	Price	UW Cap Rate
Comparable 1	Major Market	36.0	2023	100.0%	Nov-24	$154,100,000	5.0%
Comparable 2	Major Market	NAV	1988	100.0%	Nov-24	$96,581,000	6.3%
Comparable 3	Major Market	NAV	1989 / 2010	100.0%	Jan-24	$217,000,000	6.9%
Oracle Data Center	Hillsboro, OR	NAV	2000	100.0%	Jan-24	$31,750,000	5.9%
Comparable 5	Major Market	8.0	1999	100.0%	Jan-24	$60,500,000	4.6%
Comparable 6	Major Market	12.6	2000 / 2014	100.0%	Jan-24	$83,500,000	4.2%
Equinix	San Jose, CA	4.6	1989 / 2006	100.0%	Jun-23	$86,250,000	5.9%
Devin Shafron NOVA	Ashburn, CA	9.0	2010	100.0%	Mar-23	$150,000,000	6.8%
Comparable 9	Secondary Market	2.0	1919-1967 / 2005-2016	100.0%	Feb-23	$55,000,000	6.8%
Flexential	Franklin, TN	3.0	1984 / 2010	100.0%	Aug-22	$24,500,000	5.2%
T- Mobile Data Center	Jacksonville, FL	NAV	1997	100.0%	Jul-22	$10,500,000	4.6%
Expedient Data Center	Franklin, WI	NAV	2008	100.0%	Jul-22	$9,460,237	5.2%
Average		10.7		100.0%		$81,595,103	5.6%
Kansas City Property		7.5		100.0%		$151,000,000(2)	6.4%(3)
Dallas Property		4.5		100.0%		$100,000,000(2)	6.2%(3)
(1)	Source: Appraisal.
(2)	Represents the appraised value.
(3)	UW Cap Rate represents UW NOI divided by the purchase price.

The Borrowers and the Borrower Sponsor. The borrowers are HMC Data Center 2, LLC and HMC Data Center 3, LLC, each a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the State Farm Data Center Portfolio Whole Loan. The borrower sponsor and non-recourse carveout guarantor is HMC Digital Infrastructure OP, LP.

Property Management. The State Farm Data Center Portfolio Properties are self-managed.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

39

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

Initial and Ongoing Reserves. At loan origination, the borrowers were required to make an upfront deposit in the amount of $807,345 in respect of outstanding insurance premiums (the “Closing Date Premium Deposit”). The Closing Date Premium Deposit will be released to the borrowers upon the lender’s receipt of satisfactory confirmation that the outstanding insurance premiums have been paid in full.

Tax Reserve – On each payment date during a State Farm Data Center Portfolio Trigger Period (as defined below), the borrowers are required to deposit into a real estate tax reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to pay real estate taxes over the next 12-month period (such reserve will be conditionally waived so long as the real estate taxes are actually paid by the tenant at the State Farm Data Center Portfolio Properties pursuant to the terms of the applicable State Farm lease).

Insurance Reserve – On each payment date during a State Farm Data Center Portfolio Trigger Period, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to cover premiums over the next 12-month period (such reserve will be conditionally waived (apart from the Closing Date Premium Deposit) so long as the insurance premiums are actually paid by the tenant at the State Farm Data Center Portfolio Properties pursuant to the terms of the applicable State Farm lease).

A “State Farm Data Center Portfolio Trigger Period” means any of the following: (i) the period of time commencing on the payment date in January 2027 and concluding when the State Farm Data Center Portfolio Whole Loan has been repaid in full; (ii) the period of time commencing when the debt yield, determined as of the first day of any fiscal quarter, is less than 8.5% and concluding when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 8.5% and no other event giving rise to a State Farm Data Center Portfolio Trigger Period then exists and is continuing; (iii) the period of time commencing upon the commencement of a Tenant Condition Period (as defined below) and ending upon the termination of a Tenant Condition Period and no other event giving rise to a State Farm Data Center Portfolio Trigger Period then exists and is continuing; or (iv) the period of time commencing upon the occurrence of any event of default under the State Farm Data Center Portfolio Whole Loan, and ending upon such time as the lender accepts in writing a cure of such event of default (provided that the lender has no obligation to accept a cure by the borrowers of any event of default under the State Farm Data Center Portfolio Whole Loan) and so long as no other event of default under the State Farm Data Center Portfolio Whole Loan then exists and is continuing and no other event giving rise to a State Farm Data Center Portfolio Trigger Period then exists and is continuing.

“Tenant Condition Period” means (i) the period of time commencing on the date that State Farm has defaulted under either lease (beyond any applicable notice and cure periods) and ending on the date on which such default has been cured and no other default (beyond any applicable notice and cure periods) by State Farm under such lease has occurred and is continuing; and/or (ii) the period of time commencing upon the occurrence of a tenant insolvency proceeding and ending on the date that such tenant insolvency proceeding has terminated, and such lease has been affirmed or assumed, without modification of such lease or any guaranty thereof, by State Farm under such lease and each guarantor of such lease in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all defaults under such lease are cured and the Tenant under such lease is in occupancy of its premises and paying full, unabated rent under such lease and adequate assurance of future performance under such lease and, if applicable, each guaranty of such lease as reasonably determined by the lender is provided; and/or (iii) the period of time from and after on the date that State Farm has given notice that it intends to vacate all or any portion of the premises demised to State Farm under its lease or State Farm fails to renew its lease by the earlier of 18 months prior to lease expiration or the contractual notice period deadline set forth in the lease, as it may have been amended in accordance with the State Farm Data Center Portfolio Whole Loan documents, and/or (iv) the period of time commencing on the date on which State Farm is rated below BBB- by S&P, below Baa3 by Moody’s, or below BBB- by Fitch, and will end upon the date on which State Farm satisfies each of the foregoing credit ratings.

Lockbox / Cash Management. The State Farm Data Center Portfolio Whole Loan documents require a hard lockbox and springing cash management. The borrowers were required to deliver a tenant direction letter to State Farm directing State Farm to remit its rents directly to the lender-controlled lockbox. So long as no State Farm Data Center Portfolio Trigger Period or event of default under the State Farm Data Center Portfolio Whole Loan documents then exists, all funds deposited into the lockbox account are required to be transferred on each business day to a borrower-controlled operating account. Upon the occurrence and during the continuance of a State Farm Data Center Portfolio Trigger Period or event of default under the State Farm Data Center Portfolio Whole Loan documents, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender.

During the continuance of a State Farm Data Center Portfolio Trigger Period or, at the lender’s sole discretion, during an event of default under the State Farm Data Center Portfolio Whole Loan documents, funds in the cash management account will be applied and disbursed for payment of taxes, insurance premiums, debt service, operating expenses and other amounts payable in accordance with the State Farm Data Center Portfolio Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the State Farm Data Center Portfolio Whole Loan documents are required (a) to be held by the lender prior to the ARD, in the excess cash flow reserve account and (b) to be retained by the lender from and after the ARD, (i) in repayment of the principal balance of the State Farm Data Center Portfolio Whole Loan (excluding excess interest) until the principal

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

40

Industrial – Data Center Various Various, Various	Collateral Asset Summary – Loan No. 1 State Farm Data Center Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$76,500,000 49.8% 1.91x 12.7%

balance of the State Farm Data Center Portfolio Whole Loan (excluding excess interest) is paid full, (ii) in repayment of excess interest, until all accrued and unpaid excess interest has been repaid in full and (iii) in repayment of the any remaining indebtedness with respect to the State Farm Data Center Portfolio Whole Loan, until all such indebtedness has been repaid in full. Upon the occurrence and during the continuance of an event of default under the State Farm Data Center Portfolio Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine and/or towards the payment of property expenses.

Subordinate and Mezzanine Debt. None.

Permitted Future Subordinate or Mezzanine Debt. Not permitted.

Partial Release. Not Permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

41

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

D-2-42

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

43

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(2):	Multifamily - Various
Borrower Sponsor(s):	Lawrence Bernstein	Collateral:	Fee
Borrower(s):	724 East 27th Street LLC, Sharon Equities LLC, Cinnamon Equities LLC, S&G Ocean LLC and Buddy Properties LLC	Location:	Brooklyn, NY
Original Balance:	$57,850,000	Year Built / Renovated(2):	Various / Various
Cut-off Date Balance:	$57,850,000	Property Management:	Jonas Equities, Inc.
% by Initial UPB:	7.5%	Size:	390 Units
Interest Rate:	6.43000%	Appraised Value / Per Unit:	$103,050,000 / $264,231
Note Date:	January 29, 2025	Appraisal Date:	December 3, 2024
Original Term:	60 months	Occupancy:	93.6% (as of January 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	91.6%
Original Amortization:	NAP	Underwritten NOI:	$5,194,434
Interest Only Period:	60 months	Underwritten NCF:	$5,073,169
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,927,018 (TTM December 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$4,778,662
Call Protection:	L(24),D(31),O(5)	2022 NOI:	$4,456,211
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$148,333
Taxes:	$248,846	$82,949	NAP	Maturity Date Loan / Unit:	$148,333
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	56.1%
Replacement Reserves:	$0	$10,105	NAP	Maturity Date LTV:	56.1%
Deferred Maintenance:	$68,031	$0	NAP	UW NOI DY:	9.0%
				UW NCF DSCR:	1.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$57,850,000	99.8%	Loan Payoff	$56,076,330	96.7%
Sponsor Equity	115,000	0.2	Closing Costs(3)	1,571,793	2.7
			Upfront Reserves	316,877	0.5
Total Sources	$57,965,000	100.0%	Total Uses	$57,965,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	See “Portfolio Summary” below.
(3)	Closing Costs include a rate buydown fee of $578,500.

The Loan. The second largest mortgage loan (the “Brooklyn Jonas Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in a 390 unit, five property multifamily portfolio located in Brooklyn, New York (the “Brooklyn Jonas Portfolio Properties”). The Brooklyn Jonas Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $57,850,000. The Brooklyn Jonas Portfolio Mortgage Loan was originated on January 29, 2025 by CREFI and accrues interest at a fixed rate of 6.43000% per annum. The Brooklyn Jonas Portfolio Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Brooklyn Jonas Portfolio Mortgage Loan is February 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

44

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The Properties. The Brooklyn Jonas Portfolio Properties are comprised of five multifamily properties totaling 390 units, located in Brooklyn, New York.

The following table presents certain information relating to the Brooklyn Jonas Portfolio Properties:

Portfolio Summary
Property Name	Location(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
115 Ocean Avenue	Brooklyn, NY	1925 / 2017	99	96.0%	$17,450,500	30.2%	$1,553,067	29.9%	$28,100,000
2355 East 12th Street	Brooklyn, NY	1963 / NAP	121	95.0%	$14,536,500	25.1%	$1,300,912	25.0%	$26,600,000
724 East 27th Street	Brooklyn, NY	1927 / 2015	73	93.2%	$11,556,000	20.0%	$1,099,720	21.2%	$21,700,000
175 Ocean Parkway	Brooklyn, NY	1923 / NAP	43	93.0%	$8,068,000	13.9%	$714,734	13.8%	$14,750,000
140 Ocean Parkway	Brooklyn, NY	1931 / NAP	54	87.0%	$6,239,000	10.8%	$526,000	10.1%	$11,900,000
Total/ Wtd. Avg			390	93.6%	$57,850,000	100.0%	$5,194,434	100.0%	$103,050,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated January 1, 2025.

115 Ocean Avenue

The 115 Ocean Avenue property consists of a six-story, 99-unit, mid-rise multifamily property located in the Prospect Lefferts Garden neighborhood of Brooklyn, New York (the “115 Ocean Avenue Property”). The 115 Ocean Avenue Property was originally constructed in 1925 and the borrower sponsor has invested $7,264,212 in capital expenditures since 2015. The 115 Ocean Avenue Property has a unit mix of eight studio units, 46 one-bedroom units, 32 two-bedroom units, 11 three-bedroom units, one four-bedroom unit, and one super unit. All units at the 115 Ocean Avenue Property are rent stabilized. Amenities at the 115 Ocean Avenue Property include onsite laundry, hardwood floors and granite countertops. As of January 1, 2025, the 115 Ocean Avenue Property was 96.0% leased.

The 115 Ocean Avenue Property benefits from a 34-year New York City J-51 tax exemption, in addition to three J-51 modifications abatements, granted via multiple rehabilitation qualifications. The 34-year exemption expires in the 2054/2055 tax year with a 20% phaseout each year in the last four years of the exemption. The three additional modification benefits operate as credits deducted from the remaining taxable amount after giving effect to the exemption. The three additional benefits are projected to be fully exhausted by the 2032/2033 tax year as to two of the exemptions and the 2035/2036 tax year as to the other. Taxes were underwritten to the five-year abated average taxes of $119,499 versus the appraisal’s estimated full tax liability for 2024/2025 of $342,540. The appraisal estimates the net present value of the J-51 exemption and J-51 abatements to be $2,815,330.

2355 East 12th Street

The 2355 East 12th Street property consists of a six-story, 121-unit, mid-rise multifamily property located in the Sheepshead Bay neighborhood of Brooklyn, New York (the “2355 East 12th Street Property”). The 2355 East 12th Street Property was originally constructed in 1963 and the borrower sponsor has invested $1,029,043 in capital expenditures since 2019. The 2355 East 12th Street Property has a unit mix of 20 studio units, 55 one-bedroom units, 34 two-bedroom units, and 12 three-bedroom units. 116 of the 121 units at the 2355 East 12th Street Property are rent stabilized. Amenities at the 2355 East 12th Street Property include onsite laundry, granite countertops, and balconies for select units. As of January 1, 2025, the 2355 East 12th Street Property was 95.0% leased.

724 East 27th Street

The 724 East 27th Street property consists of a six-story, 73-unit, mid-rise multifamily property located in the Flatbush neighborhood of Brooklyn, New York (the “724 East 27th Street Property”). The 724 East 27th Street Property was originally constructed in 1927 and the borrower sponsor has invested $2,351,014 in capital expenditures since 2015. The 724 East 27th Street Property has a unit mix of 12 studio units, 44 one-bedroom units, 13 two-bedroom units, and four three-bedroom units. All units at the 724 East 27th Street Property are rent stabilized. Amenities at the 724 East 27th Street Property include onsite laundry, hardwood floors and granite countertops. As of January 1, 2025, the 724 East 27th Street Property was 93.2% leased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

45

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The 724 East 27th Street Property benefits from a 34-year J-51 tax exemption, in addition to one J-51 modifications abatement, granted via rehabilitation qualifications. The 34-year exemption expires in the 2052/2053 tax year with a 20% phaseout each year in the last four years of the exemption. The one additional modification benefit operates as a credit deducted from the remaining taxable amount after giving effect to the exemption. The additional benefit is expected to be fully exhausted by the 2028/2029 tax year. Taxes were underwritten to the five-year abated average taxes of $106,810 versus the appraisal’s estimated full tax liability for 2024/2025 of $263,576. The appraisal estimates the net present value of the J-51 exemption and J-51 abatement to be $2,294,715.

175 Ocean Parkway

The 175 Ocean Parkway property consists of a four-story, 43-unit, low-rise multifamily property located in the Kensington neighborhood of Brooklyn, New York (the “175 Ocean Parkway Property”). The 175 Ocean Parkway Property was originally constructed in 1923 and the borrower sponsor has invested $2,049,485 in capital expenditures since 2016. The 175 Ocean Avenue Property has a unit mix of 12 one-bedroom units, 12 two-bedroom units, and 19 three-bedroom units. All units at the 175 Ocean Parkway Property are rent stabilized. Amenities at the 175 Ocean Parkway Property include onsite laundry and granite countertops. As of January 1, 2025, the 175 Ocean Parkway Property was 93.0% leased.

The 175 Ocean Parkway Property benefits from a 34-year J-51 tax exemption, in addition to two J-51 modification abatements, granted via multiple rehabilitation qualifications. The 34-year exemption expires in the 2055/2056 tax year with a 20% phaseout each year in the last four years. The two additional modification benefits operate as credits deducted from the remaining taxable amount after giving effect to the exemption. The two additional benefits are expected to be fully exhausted by the 2032/2033 tax year as to the first exemption and the 2033/2034 tax year as to the other. Taxes were underwritten to the five-year abated average taxes of $21,595 versus the appraisal’s estimated full tax liability for 2024/2025 of $164,576. The appraisal estimates the net present value of the J-51 exemption and J-51 abatements to be $3,203,514.

140 Ocean Parkway

The 140 Ocean Parkway property consists of a six-story, 54-unit, mid-rise multifamily property located in the Kensington neighborhood of Brooklyn, New York (the “140 Ocean Parkway Property”). The 140 Ocean Parkway Property was originally constructed in 1931 and the borrower sponsor has invested $408,668 in capital expenditures since 2019. The 140 Ocean Parkway Property has a unit mix of 31 one-bedroom units, 17 two-bedroom units, and six three-bedroom units. 39 of the 54 units at the 140 Ocean Parkway Property are rent stabilized. Amenities at the 140 Ocean Parkway Property include onsite laundry and granite countertops. As of January 1, 2025, the 140 Ocean Parkway Property was 87.0% leased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

46

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The following table presents certain information relating to the unit mix at the Brooklyn Jonas Portfolio Properties:

Portfolio Unit Mix(1)(2)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Monthly Rent Per Unit(2)	Average Monthly Market Rent Per Unit
115 Ocean Avenue
Studio - Rent Stabilized	8	2.1%	8	100.0%	$1,766	$1,800
1 BR - Rent Stabilized	46	11.8%	46	100.0%	$2,104	$2,200
2 BR - Rent Stabilized	32	8.2%	29	90.6%	$2,016	$2,600
3 BR - Rent Stabilized	11	2.8%	10	90.9%	$1,398	$3,600
4 BR - Rent Stabilized	1	0.3%	1	100.0%	$1,738	$4,500
Super Unit - Basement	1	0.3%	1	100.0%	NAP	NAP
Property Total / Wtd. Avg.	99	25.4%	95	96.0%	$1,969	$2,479
175 Ocean Parkway
1 BR - Rent Stabilized	11	2.8%	10	90.9%	$1,720	$2,600
2 BR - Rent Stabilized	12	3.1%	11	91.7%	$1,652	$3,250
3 BR - Rent Stabilized	19	4.9%	18	94.7%	$2,447	$3,600
Super Unit - 1 BR Rent Stabilized	1	0.3%	1	100.0%	NAP	$2,600
Property Total / Wtd. Avg.	43	11.0%	40	93.0%	$2,036	$3,223
724 East 27th Street
Studio - Rent Stabilized	12	3.1%	12	100.0%	$1,854	$1,750
1 BR - Rent Stabilized	43	11.0%	39	90.7%	$1,904	$1,950
2 BR - Rent Stabilized	13	3.3%	12	92.3%	$2,321	$2,400
3 BR - Rent Stabilized	4	1.0%	4	100.0%	$2,376	$3,300
Super Unit - 1 BR Rent Stabilized	1	0.3%	1	100.0%	NAP	$1,950
Property Total / Wtd. Avg.	73	18.7%	68	93.2%	$1,998	$2,071
2355 East 12th Street
Studio - Rent Stabilized	20	5.1%	18	90.0%	$1,581	$1,900
1 BR - Fair Market	2	0.5%	2	100.0%	$1,885	$2,400
1 BR - Rent Stabilized	53	13.6%	51	96.2%	$1,627	$2,400
2 BR - Rent Stabilized	33	8.5%	31	93.9%	$1,939	$2,800
3 BR - Fair Market	3	0.8%	3	100.0%	$2,837	$3,300
3 BR - Rent Stabilized	9	2.3%	9	100.0%	$2,202	$3,300
Super Unit - 2 BR Rent Stabilized	1	0.3%	1	100.0%	NAP	$2,800
Property Total / Wtd. Avg.	121	31.0%	115	95.0%	$1,786	$2,519
140 Ocean Parkway
1 BR - Fair Market	6	1.5%	6	100.0%	$2,269	$2,600
1 BR - Rent Stabilized	25	6.4%	19	76.0%	$1,746	$2,600
2 BR - Fair Market	7	1.8%	7	100.0%	$3,011	$3,250
2 BR - Rent Stabilized	10	2.6%	9	90.0%	$1,562	$3,250
3 BR - Fair Market	2	0.5%	2	100.0%	$3,468	$3,600
3 BR - Rent Stabilized	3	0.8%	3	100.0%	$2,793	$3,600
Super Unit - 3 BR Rent Stabilized	1	0.3%	1	100.0%	NAP	$3,600
Property Total / Wtd. Avg.	54	13.8%	47	87.0%	$2,114	$2,916
Portfolio Total / Wtd. Avg.	390	100.0%	365	93.6%	$1,942	$2,558
(1)	Based on the underwritten rent rolls dated January 1, 2025. Average Monthly Rent Per Unit is based on occupied units excluding the super units.
(2)	The Brooklyn Jonas Properties include super units that are occupied but to which no rent is attributable. The super units are included in the total unit and occupancy count but are excluded from the Average Monthly Rent Per Unit.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

47

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Brooklyn Jonas Portfolio Properties:

Cash Flow Analysis
	2022	2023	TTM 12/31/2024	U/W	U/W Per Unit
Base Rent	$7,335,836	$7,659,771	$7,981,338	$8,390,761	$21,515
Potential Income from Vacant Units	0	0	0	769,200	$1,972
Gross Potential Rent	$7,335,836	$7,659,771	$7,981,338	$9,159,961	$23,487
Other Income(1)	0	132,340	173,403	161,100	$413
Net Rental Income	$7,335,836	$7,792,111	$8,154,741	$9,321,061	$23,900
(Vacancy / Credit Loss)	0	0	0	$(769,200)	$(1,972)
Total Effective Gross Income	$7,335,836	$7,792,111	$8,154,741	$8,551,861	$21,928

Real Estate Taxes	896,632	887,636	951,489	1,074,932	$2,756
Insurance	306,442	315,894	373,782	406,489	$1,042
Management Fee	245,818	272,528	285,304	256,556	$658
Other Expenses(2)	1,430,734	1,537,391	1,617,147	1,619,450	$4,152
Total Expenses	$2,879,625	$3,013,449	$3,227,723	$3,357,427	$8,609

Net Operating Income	$4,456,211	$4,778,662	$4,927,018	$5,194,434	$13,319
Replacement Reserves	0	0	0	121,265	$311
Net Cash Flow	$4,456,211	$4,778,662	$4,927,018	$5,073,169	$13,008

Occupancy	NAV	NAV	NAV	91.6%(3)
NCF DSCR	1.18x	1.27x	1.31x	1.35x
NOI Debt Yield	7.70%	8.26%	8.52%	8.98%
(1)	Other Income includes parking income, laundry income, miscellaneous income, and services income.
(2)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, and general and administrative expenses.
(3)	Represents economic occupancy.

Appraisals. According to the appraisals, the Brooklyn Jonas Portfolio Properties had an aggregate “as-is” appraised value of $103,050,000 as of December 3, 2024. Based on the “as-is” value of $103,050,000, the Cut-off Date LTV and Maturity Date LTV for the Brooklyn Jonas Portfolio Mortgage Loan are 56.1%.

Brooklyn Jonas Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
115 Ocean Avenue	$28,100,000	5.50%
2355 East 12th Street	$26,600,000	5.50%
724 East 27th Street	$21,700,000	5.50%
175 Ocean Parkway	$14,750,000	5.50%
140 Ocean Parkway	$11,900,000	5.50%
Total / Wtd. Avg.	$103,050,000	5.50%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between November 7, 2024 and November 14, 2024, there are no recognized environmental conditions at the Brooklyn Jonas Portfolio Properties.

The Market. The Brooklyn Jonas Portfolio Properties are located in the Prospect Lefferts Garden, Sheepshead Bay, Flatbush and Kensington neighborhoods of Brooklyn, New York. All of the Brooklyn Jonas Portfolio Properties are located within the Kings County multifamily submarket of New York-Newark-Jersey City, NY-NJ-PA Metropolitan Statistical Area. Kings County had a 2024 population of 2,674,430 which accounts for 13.4% of the total New York population (19,924,635). Primary access to the Brooklyn Jonas Portfolio Properties is provided by the New York City MTA subway system and bus systems.

According to the appraisals, as of the third quarter of 2024, the Kings County multifamily submarket had total inventory of 106,954 units, a vacancy rate of 3.4%, effective rent of $2,989 per unit and a positive absorption rate of 1.1%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

48

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The following table presents certain information relating to comparable multifamily properties to the Brooklyn Jonas Portfolio Properties:

Multifamily Rent Comparables(1)
Property Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Rent per Unit
115 Ocean Avenue	-	1925 / 2017		Studio - Rent Stabilized	$1,766(2)
				1 BR - Rent Stabilized	$2,104(2)
			99	2 BR - Rent Stabilized	$2,016(2)
				3 BR - Rent Stabilized	$1,398(2)
				4 BR - Rent Stabilized	$1,738(2)
10 Midwood Street Brooklyn, NY	0.1 mi	1927 / NAP	73	Studio 1 Bedroom	$1,795 $1,895
2101 Beekman Place Brooklyn, NY	0.1 mi	1925 / NAP	56	1 Bedroom 2 Bedroom	$1,900 $2,495
1793 Bedford Avenue Brooklyn, NY	0.3 mi	1910 / NAP	6	3 Bedroom	$3,995
175 Ocean Parkway	-	1923 / NAP	43	1 BR - Rent Stabilized	$1,720(2)
				2 BR - Rent Stabilized	$1,652(2)
				3 BR - Rent Stabilized	$2,447(2)
140 Ocean Parkway	-	1931 / NAP	54	1 BR - Fair Market	$2,269(2)
				1 BR - Rent Stabilized	$1,746(2)
				2 BR - Fair Market	$3,011(2)
				2 BR - Rent Stabilized	$1,562(2)
				3 BR - Fair Market	$3,468(2)
				3 BR - Rent Stabilized	$2,793(2)
430 Ocean Parkway Brooklyn, NY	0.6 mi	1941/ NAP	84	1 Bedroom 2 Bedroom	$2,299 $2,999
101 Ocean Parkway Brooklyn, NY	0.6 mi	1935 / NAP	60	2 Bedroom 3 Bedroom	$3,450 $4,000
241 Ocean Parkway Brooklyn, NY	0.6 mi	1923 / NAP	16	2 Bedroom 3 Bedroom	$3,250 $4,000
724 East 27th Street	-	1927 / 2015	73	Studio - Rent Stabilized	$1,854(2)
				1 BR - Rent Stabilized	$1,904(2)
				2 BR - Rent Stabilized	$2,321(2)
				3 BR - Rent Stabilized	$2,376(2)
1232 Ocean Avenue Brooklyn, NY	0.4 mi	1953 / NAP	108	Studio	$1,650
1270 Ocean Avenue Brooklyn, NY	0.4 mi	1928 / NAP	18	1 Bedroom	$1,995
1252 Flatbush Avenue Brooklyn, NY	0.5 mi	1939 / NAP	3	3 Bedroom	$3,850
2355 East 12th Street	-	1963 / NAP	121	Studio - Rent Stabilized	$1,581(2)
				1 BR - Fair Market	$1,885(2)
				1 BR - Rent Stabilized	$1,627(2)
				2 BR - Rent Stabilized	$1,939(2)
				3 BR - Fair Market	$2,837(2)
				3 BR - Rent Stabilized	$2,202(2)
1075 Sheepshead Bay Road Brooklyn, NY	0.1 mi	1963 / NAP	114	Studio	$1,750
2616 Homecrest Avenue Brooklyn, NY	0.4 mi	1958 / NAP	140	1 Bedroom	$2,000
3060 Ocean Avenue Brooklyn, NY	0.6 mi	1956 / NAP	149	2 Bedroom	$2,800
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated January 1, 2025. Average Rent Per Unit reflects the average value for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

49

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

The Borrowers and the Borrower Sponsor. The borrowers are 724 East 27th Street LLC, Sharon Equities LLC, Cinnamon Equities LLC, S&G Ocean LLC and Buddy Properties LLC, each a New York limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Brooklyn Jonas Portfolio Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Lawrence Bernstein of Jonas Equities. Jonas Equities is a third generation family business, which has been in the real estate industry since 1942 and owns and operates multifamily and commercial properties across Brooklyn and Queens, New York.

Property Management. The Brooklyn Jonas Portfolio Properties are managed by Jonas Equities, Inc., a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Brooklyn Jonas Portfolio Mortgage Loan, the borrowers deposited approximately (i) $68,031 into a reserve for immediate repairs, and (ii) $248,846 into a reserve account for real estate taxes.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $82,949).

Insurance Reserve – If the liability or casualty policy maintained by the borrowers covering the Brooklyn Jonas Portfolio Properties do not constitute an approved blanket or umbrella policy, or the lender requires the borrowers to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination a blanket policy was in place.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, $10,105.

Lockbox / Cash Management. The Brooklyn Jonas Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrowers or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all non-residential tenants at the Brooklyn Jonas Portfolio Properties directing them to remit all payments into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Brooklyn Jonas Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Brooklyn Jonas Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Brooklyn Jonas Portfolio Mortgage Loan, unless a Trigger Period no longer exists, in which case those funds will be disbursed to the borrowers. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Brooklyn Jonas Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine. In connection with a partial defeasance described below, the amount of funds in the lockbox and cash management account allocated to the applicable individual Brooklyn Jonas Portfolio Property that is the subject of the partial defeasance is required to be released to the applicable individual borrower and the remaining balance of funds to remain in the lockbox account or cash management account.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Brooklyn Jonas Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Brooklyn Jonas Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for one consecutive calendar quarter.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

50

Multifamily – Various Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 2 Brooklyn Jonas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,850,000 56.1% 1.35x 9.0%

Release of Collateral. Provided that no event of default is continuing under the Brooklyn Jonas Portfolio Mortgage Loan documents, at any time after the date that is two years after the closing date of the Benchmark 2025-V13 securitization, the borrowers may deliver defeasance collateral and obtain the release of one or more individual Brooklyn Jonas Portfolio Properties, provided that, among other conditions, (i) the portion of the Brooklyn Jonas Portfolio Mortgage Loan that is defeased is in an amount equal to the greater of (a) 125% of the allocated loan amount for the individual Brooklyn Jonas Portfolio Property being released, and (b) the net sales proceeds applicable to such individual Brooklyn Jonas Portfolio Property, (ii) the borrowers deliver a REMIC opinion, and (iii) after giving effect to the release, (I) the debt service coverage ratio with respect to the remaining Brooklyn Jonas Portfolio Properties is greater than the greater of (a) 1.34x, and (b) the debt service coverage ratio for all of the Brooklyn Jonas Portfolio Properties immediately prior to the release, (II) the debt yield with respect to the remaining Brooklyn Jonas Portfolio Properties is greater than the greater of (a) 8.77%, and (b) the debt yield for all of the Brooklyn Jonas Portfolio Properties immediately prior to the release, and (III) the loan-to-value ratio with respect to the remaining Brooklyn Jonas Portfolio Properties is no greater than the lesser of (a) 56.14%, and (b) the loan-to-value ratio for all of the Brooklyn Jonas Portfolio Properties immediately prior to the release.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

51

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

52

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

53

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Robert Moser	Collateral:	Fee
Borrower(s)(1):	Various	Location(6):	Various, Various
Original Balance(2):	$54,000,000	Year Built / Renovated(6):	Various / Various
Cut-off Date Balance(2):	$54,000,000	Property Management:	Prime Group Holdings LLC
% by Initial UPB:	7.0%	Size:	706,526 SF
Interest Rate:	5.92000%	Appraised Value / Per SF(7):	$158,928,000 / $225
Note Date:	January 27, 2025	Appraisal Date(7):	Various
Original Term:	60 months	Occupancy:	84.6% (as of November 15, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	84.7%
Original Amortization:	NAP	Underwritten NOI:	$8,951,109
Interest Only Period:	60 months	Underwritten NCF:	$8,775,205
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$8,692,135 (TTM October 31, 2024)
Additional Debt Balance(2):	$54,000,000	2023 NOI:	$8,716,184
Call Protection(3):	L(24),D(30),O(6)	2022 NOI:	$8,201,567
Lockbox / Cash Management:	Soft / Springing	2021 NOI:	$6,460,324

Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$153
Taxes:	$281,370	$140,685	NAP	Maturity Date Loan / SF:	$153
Insurance:	$0	Springing	NAP	Cut-off Date LTV(7):	68.0%
Replacement Reserves:	$0	$12,418	NAP	Maturity Date LTV(7):	68.0%
Deferred Maintenance:	$260,837	$0	NAP	UW NOI DY:	8.3%
Other Reserve(5):	$0	Springing	NAP	UW NCF DSCR:	1.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$108,000,000	100.0%	Loan Payoff	$72,421,611	67.1%
			Borrower Sponsor Equity	29,086,543	26.9
			Closing Costs(8)	5,949,638	5.5
			Upfront Reserves	542,207	0.5
Total Sources	$108,000,000	100.0%	Total Uses	$108,000,000	100.0%
(1)	See “The Borrowers and Borrower Sponsor” below.
(2)	The Prime 15 Portfolio Mortgage Loan (as defined below) is part of the Prime 15 Portfolio Whole Loan (as defined below) which is comprised of five pari passu promissory notes with an aggregate original principal balance and Cut-off Date balance of $108,000,000. The Prime 15 Portfolio Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) and Societe Generale Financial Corporation (“SGFC”). The financial information presented above is based on the Prime 15 Portfolio Whole Loan.
(3)	The lockout period will be at least 24 payment dates beginning with and including the first payment date in March 2025. Defeasance of the Prime 15 Portfolio whole loan in full is permitted at any time after the earlier to occur of (i) January 27, 2028 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 months is based on the anticipated closing date of the Benchmark 2025-V13 securitization trust in February 2025. The actual lockout period may be longer. See also “Release of Collateral” below with respect to partial defeasance or prepayment in connection with releases of individual properties.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(5)	Other reserves include a springing debt service coverage ratio cure reserve and a springing condominium assessments reserve.
(6)	See “Portfolio Summary” below.
(7)	Appraised Value represents the portfolio appraised value of $158,928,000 (the “Portfolio Appraised Value”), which is inclusive of an approximately 5.0% portfolio premium and reflects the “as-is” values of the Prime 15 Portfolio Properties (as defined below) as a whole if sold in their entirety to a single buyer. See the “Prime 15 Portfolio Appraised Value” chart below for the “as-is” appraised values of the individual properties (exclusive of the portfolio premium), which in the aggregate total $151,360,000 (the “Aggregate Individual As-Is Appraised Value”). Cut-off Date LTV and Maturity Date LTV of the Prime 15 Portfolio Whole Loan based upon the Aggregate Individual As-Is Appraised Value, are 71.4% and 71.4%, respectively.
(8)	Closing Costs include an interest rate buy-down fee of $3,780,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

54

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The Loan. The third largest mortgage loan (the “Prime 15 Portfolio Mortgage Loan”) is part of a whole loan (the “Prime 15 Portfolio Whole Loan”) secured by the borrowers’ fee interests in 15 self-storage properties (each, individually, a “Prime 15 Portfolio Property” and, collectively, the “Prime 15 Portfolio Properties”), totaling 5,087 units and 706,526 square feet, located across New York, North Carolina, Kentucky, South Carolina, Washington and Virginia. The Prime 15 Portfolio Whole Loan is evidenced by five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $108,000,000. The Prime 15 Portfolio Whole Loan was originated on January 27, 2025 by CREFI and SGFC and accrues interest at a fixed rate of 5.92000% per annum on an actual/360 basis. The Prime 15 Portfolio Whole Loan has a five-year term and is interest-only for the full term. The scheduled maturity date of the Prime 15 Portfolio Whole Loan is February 6, 2030. The Prime 15 Portfolio Mortgage Loan is evidenced by the controlling Note A-1 and the non-controlling Note A-2 with an aggregate outstanding principal balance as of the Cut-off Date of $54,000,000.

The table below identifies the promissory notes that comprise the Prime 15 Portfolio Whole Loan. The relationship between the holders of the Prime 15 Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Prime 15 Portfolio Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2025-V13 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	Benchmark 2025-V13	Yes
A-2	14,000,000	14,000,000	Benchmark 2025-V13	No
A-3(1)	25,000,000	25,000,000	SGFC	No
A-4(1)	20,000,000	20,000,000	SGFC	No
A-5(1)	9,000,000	9,000,000	SGFC	No
Whole Loan	$108,000,000	$108,000,000
(1)	Expected to be contributed to one or more future securitization(s).

The Properties. The Prime 15 Portfolio Properties consist of 15 self-storage properties, totaling 5,087 units and 706,526 square feet, located across New York, North Carolina, Kentucky, South Carolina, Washington and Virginia. The Prime 15 Portfolio Properties were built between 1929 and 2017 and have an average facility size of approximately 47,102 square feet. As of November 15, 2024, the Prime 15 Portfolio Properties were 84.6% occupied with an underwritten revenue per available foot (“RevPAF”) of $19.56. The Prime 15 Portfolio Properties’ unit mix includes 3,244 climate-controlled units, 1,425 non-climate-controlled units, 348 parking units, eight other units and 64,496 square feet of commercial space located across ten of the Prime 15 Portfolio Properties with an average commercial space of 6,450 square feet at those properties. The Prime 15 Portfolio Properties feature a granular property mix with no individual property accounting for over 14.9% of UW NOI or 15.2% of total net rentable area.

The following table presents geographical information relating to the Prime 15 Portfolio Properties:

Portfolio State Summary(1)
State	Number of Properties	Square Feet	% of Total Square Feet
New York	2	152,476	21.6%
North Carolina	1	107,075	15.2%
Kentucky	3	176,043	24.9%
South Carolina	1	64,119	9.1%
Washington	7	174,287	24.7%
Virginia	1	32,526	4.6%
Total	15	706,526	100.0%
(1)	Based on the underwritten rent roll dated November 15, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

55

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The following table presents certain information relating to the Prime 15 Portfolio Properties:

Portfolio Summary
Property Name	City, State(1)	Year Built / Renovated(1)	Total SF(2)	Total Occ. %(2)	Allocated Whole Loan Amounts ($)	As-is Appraised Value(1)	UW NOI(2)
Prime Storage - Port Jefferson Station	Port Jefferson Station, NY	2017 / NAP	82,160	89.8%	$16,001,000	$23,400,000	$1,329,468
Prime Storage - Charlotte	Charlotte, NC	1997 / 2016	107,075	83.4%	$14,117,000	$18,600,000	$1,202,748
Prime Storage - Bronx University Avenue	Bronx, NY	1929 / 2018	70,316	85.8%	$11,018,000	$22,800,000	$1,004,477
Prime Storage - Louisville East Main Street	Louisville, KY	1975 / NAP	55,646	81.7%	$7,509,000	$8,600,000	$639,738
Prime Storage - Louisville Mellwood Avenue	Louisville, KY	1967 / NAP	64,818	93.4%	$7,422,000	$8,400,000	$724,643
Prime Storage – Jeffersontown	Louisville, KY	1982 / NAP	55,580	82.6%	$7,398,000	$8,300,000	$604,848
Prime Storage - Rock Hill Hearn Street	Rock Hill, SC	1997 / 2022	64,119	91.5%	$5,876,000	$7,200,000	$499,724
Prime Storage – Meridian(3)	Puyallup, WA	2004 / NAP	30,877	85.1%	$5,770,000	$8,470,000	$436,670
Prime Storage - Tacoma 109 Steele Street	Tacoma, WA	1996 / NAP	23,590	71.7%	$5,645,000	$7,100,000	$451,042
Prime Storage - West University Place North	University Place, WA	1991 / NAP	27,865	86.0%	$5,550,000	$7,650,000	$435,019
Prime Storage - Tacoma Steele Street South	Tacoma, WA	2016 / NAP	24,429	83.2%	$5,522,000	$6,870,000	$405,181
Prime Storage - Pacific Avenue(3)	Tacoma, WA	2005 / NAP	25,554	65.6%	$4,810,000	$5,610,000	$347,587
Prime Storage - Virginia Beach Bells Road	Virginia Beach, VA	1985 / 2017	32,526	86.9%	$4,271,000	$6,100,000	$359,427
Prime Storage - Tacoma 74th Street	Tacoma, WA	1976 / 2004	24,680	77.1%	$4,226,000	$8,040,000	$328,192
Prime Storage - West University Place South	University Place, WA	1979 / NAP	17,293	72.2%	$2,865,000	$4,220,000	$182,344
Total			706,526	84.6%	$108,000,000	$151,360,000	$8,951,109
(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll dated November 15, 2024. Total Occ. % presented above is based on total SF. Total Occupancy based on self-storage units is also 84.6%.
(3)	The Prime Storage - Meridian property and Prime Storage – Pacific Avenue property each are comprised of condominium units in a condominium. The related borrower owns 96.68% of the interests in the condominium relating to the Prime Storage – Meridian property and 100% of the interests in the condominium relating to the Prime Storage – Pacific Avenue property.

The following table presents certain information relating to the unit mix at the Prime 15 Portfolio Properties:

Prime 15 Portfolio Properties Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF(2)	% of Available SF	% of Climate Controlled Self-Storage Units	% of Climate Controlled Self-Storage SF	Current Occupancy(3)	RevPAF(2)
Prime Storage - Port Jefferson Station	926	18.2%	82,160	11.6%	88.4%	88.5%	89.8%	$24.32
Prime Storage - Charlotte	728	14.3%	107,075	15.2%	30.5%	25.7%	83.4%	$15.20
Prime Storage - Bronx University Avenue	1048	20.6%	70,316	10.0%	97.6%	94.0%	85.8%	$32.36
Prime Storage - Louisville East Main Street	421	8.3%	55,646	7.9%	97.1%	80.5%	81.7%	$16.36
Prime Storage - Louisville Mellwood Avenue	365	7.2%	64,818	9.2%	72.3%	57.7%	93.4%	$16.54
Prime Storage – Jeffersontown	466	9.2%	55,580	7.9%	39.3%	32.7%	82.6%	$15.31
Prime Storage - Rock Hill Hearn Street	517	10.2%	64,119	9.1%	17.8%	20.1%	91.5%	$11.83
Prime Storage – Meridian	58	1.1%	30,877	4.4%	81.0%	76.1%	85.1%	$21.19
Prime Storage - Tacoma 109 Steele Street	48	0.9%	23,590	3.3%	87.5%	89.2%	71.7%	$25.47
Prime Storage - West University Place North	42	0.8%	27,865	3.9%	73.8%	64.3%	86.0%	$22.19
Prime Storage - Tacoma Steele Street South	36	0.7%	24,429	3.5%	83.3%	85.0%	83.2%	$24.21
Prime Storage - Pacific Avenue	54	1.1%	25,554	3.6%	70.4%	77.4%	65.6%	$20.19
Prime Storage - Virginia Beach Bells Road	289	5.7%	32,526	4.6%	0.0%	0.0%	86.9%	$17.04
Prime Storage - Tacoma 74th Street	53	1.0%	24,680	3.5%	26.4%	76.4%	77.1%	$20.05
Prime Storage - West University Place South	36	0.7%	17,293	2.4%	83.3%	90.8%	72.2%	$17.02
Total	5,087	100.0%	706,526	100.0%	63.8%	59.0%	84.6%	$19.56
(1)	Based on the underwritten rent roll dated November 15, 2024.
(2)	Available SF includes 64,497 square feet of commercial space. RevPAF includes this commercial space.
(3)	Current Occupancy presented above is based on total SF. Current Occupancy based on self-storage units is also 84.6%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

56

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Prime 15 Portfolio Properties:

Cash Flow Analysis(1)
	2021	2022	2023	TTM 10/31/2024	T-6 Ann. 10/31/2024	UW	UW Per SF
Storage Rental Income	$9,505,861	$10,947,256	$11,617,861	$11,416,722	$11,518,121	$11,518,121	$16.30
Potential Income from Vacant Units	0	0	0	0	0	2,085,678	$2.95
Gross Potential Income	$9,505,861	$10,947,256	$11,617,861	$11,416,722	$11,518,121	$13,603,799	$19.25
Economic Vacancy, Credit Loss & Concessions	0	0	0	0	0	(2,085,678)	($2.95)
Gross Potential Before Other Income	$9,505,861	$10,947,256	$11,617,861	$11,416,722	$11,518,121	$11,518,121	$16.30
Other Income(2)	1,886,064	2,079,770	2,155,644	2,225,441	2,300,161	2,300,161	$3.26
Effective Gross Income	$11,391,925	$13,027,026	$13,773,505	$13,642,163	$13,818,281	$13,818,281	$19.56

Management Fee	455,677	521,081	550,940	545,687	552,731	552,731	$0.78
Insurance	116,005	132,144	235,019	206,139	206,139	217,137	$0.31
Real Estate Taxes	1,305,870	1,366,791	1,381,593	1,499,915	1,499,915	1,569,973	$2.22
Other Operating Expenses(3)	3,054,050	2,805,444	2,889,768	2,698,287	2,698,287	2,527,331	$3.58
Total Expenses	$4,931,601	$4,825,459	$5,057,321	$4,950,027	$4,957,072	$4,867,173	$6.89

Net Operating Income	$6,460,324	$8,201,567	$8,716,184	$8,692,135	$8,861,209	$8,951,109	$12.67
Replacement Reserves	0	0	0	0	0	149,021	$0.21
Normalized TI/LCs	0	0	0	0	0	26,882	$0.04
Net Cash Flow	$6,460,324	$8,201,567	$8,716,184	$8,692,135	$8,861,209	$8,775,205	$12.42

Occupancy(4)	90.3%	88.6%	86.9%	85.1%	85.2%	84.7%
NOI Debt Yield(5)	6.0%	7.6%	8.1%	8.0%	8.2%	8.3%
NCF DSCR(5)	1.00x	1.27x	1.34x	1.34x	1.37x	1.35x
(1)	Based on the underwritten rent roll dated November 15, 2024.
(2)	Other Income consists of commercial revenue, net insurance revenue, late and application fees, as well as other miscellaneous sources of income.
(3)	Other Operating Expenses include personnel, advertising, general and administrative, utilities, repairs and maintenance and cost of sales expenses.
(4)	Underwritten occupancy is based on the economic occupancy.
(5)	NOI Debt Yield and NCF DSCR are based on the Prime 15 Portfolio Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

57

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

Appraisals. According to the portfolio appraisal, the Prime 15 Portfolio Properties had a Portfolio Appraised Value of $158,928,000, which is inclusive of an approximately 5.0% portfolio premium and reflects the aggregate “as-is” value of the Prime 15 Portfolio Properties as a whole if sold in their entirety to a single buyer. Additionally, the Prime 15 Portfolio Properties had an Aggregate Individual As-Is Appraised Value as of various dates between December 6, 2024 and December 18, 2024 of $151,360,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
Prime Storage - Port Jefferson Station	$23,400,000	5.25%
Prime Storage - Bronx University Avenue	$22,800,000	5.25%
Prime Storage - Charlotte	$18,600,000	6.00%
Prime Storage - Louisville East Main Street	$8,600,000	7.00%
Prime Storage - Meridian	$8,470,000	5.00%
Prime Storage - Louisville Mellwood Avenue	$8,400,000	7.25%
Prime Storage - Jeffersontown	$8,300,000	7.00%
Prime Storage - Tacoma 74th Street	$8,040,000	5.00%
Prime Storage - West University Place North	$7,650,000	5.50%
Prime Storage - Rock Hill Hearn Street	$7,200,000	6.25%
Prime Storage - Tacoma 109 Steele Street	$7,100,000	5.50%
Prime Storage - Tacoma Steele Street South	$6,870,000	5.50%
Prime Storage - Virginia Beach Bells Road	$6,100,000	5.75%
Prime Storage - Pacific Avenue	$5,610,000	6.00%
Prime Storage - West University Place South	$4,220,000	5.50%
Total / Wtd. Avg.	$151,360,000	5.76%
Portfolio Appraised Value	$158,928,000	5.85%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between October 7, 2024 and December 20, 2024, there were recognized environmental conditions at the Prime Storage - Louisville Mellwood Avenue, Prime Storage - Rock Hill Hearn Street and Prime Storage - Tacoma 74th Street properties. Environmental insurance was obtained for all three properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

58

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

The Market. The Prime 15 Portfolio Properties are located in New York, North Carolina, Kentucky, South Carolina, Washington and Virginia. The following table includes information regarding the demographics of each immediate trade area for the individual Prime 15 Portfolio Properties:

Demographic Summary(1)
		Population(2)			Median Household Income(2)
Property Name	Location	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Prime Storage - Port Jefferson Station	Port Jefferson Station, NY	8,987	80,523	186,934	$115,573	$120,580	$118,958
Prime Storage - Bronx University Avenue	Bronx, NY	231,223	1,249,006	2,440,648	$47,564	$47,288	$64,169
Prime Storage - Charlotte	Charlotte, NC	5,501	70,793	165,001	$115,756	$80,545	$81,632
Prime Storage - Louisville East Main Street	Louisville, KY	9,748	103,109	258,576	$35,915	$52,533	$53,733
Prime Storage - Meridian	Puyallup, WA	9,787	100,947	190,860	$97,240	$109,980	$108,995
Prime Storage - Louisville Mellwood Avenue	Louisville, KY	9,084	92,299	239,742	$59,175	$58,385	$58,360
Prime Storage - Jeffersontown	Louisville, KY	10,272	77,919	196,560	$65,313	$86,146	$80,820
Prime Storage - Tacoma 74th Street	Tacoma, WA	12,821	130,466	312,136	$71,389	$70,597	$75,789
Prime Storage - West University Place North	University Place, WA	15,782	104,469	236,697	$81,593	$90,329	$85,511
Prime Storage - Rock Hill Hearn Street	Rock Hill, SC	8,543	62,248	113,886	$59,269	$63,321	$75,808
Prime Storage - Tacoma 109 Steele Street	Tacoma, WA	13,434	102,728	245,840	$58,751	$64,303	$73,026
Prime Storage - Tacoma Steele Street South	Tacoma, WA	12,875	101,406	244,202	$58,448	$64,166	$72,928
Prime Storage - Virginia Beach Bells Road	Virginia Beach, VA	1,635	46,476	129,221	$95,399	$74,045	$87,671
Prime Storage - Pacific Avenue	Tacoma, WA	15,723	102,278	245,065	$68,073	$68,918	$75,535
Prime Storage - West University Place South	University Place, WA	15,240	103,688	238,609	$82,902	$89,235	$85,313
Wtd. Avg. (based on UW NOI)		34,585	217,717	456,616	$78,232	$77,831	$81,520
(1)	Source: Appraisals.
(2)	Population and Median Household Income reflect 2024 values.

The Borrowers and the Borrower Sponsor. The borrowers are Prime Storage Jeffersontown, LLC, Prime Storage Main Street Louisville, LLC, Prime Storage Mellwood Avenue Louisville, LLC, Prime Storage Beatty Road Charlotte, LLC, Prime Storage Bronx MLK Boulevard, LLC, Prime Storage Port Jefferson Station, LLC, Prime Storage Cherry Road Rock Hill, LLC, Prime Storage UP South Tacoma, LLC, Prime Storage UP North Tacoma, LLC, Prime Storage 109th Street Tacoma, LLC, Prime Storage Steele Street South Tacoma, LLC, Prime Storage Pacific Ave Tacoma, LLC, Prime Storage Puyallup, LLC, Prime Storage 74th Street Tacoma, LLC and Prime Storage Bells Road, LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime 15 Portfolio Whole Loan.

The non-recourse carveout guarantor is Prime Storage Fund II CV, LLC. The borrower sponsor is Robert Moser. Robert Moser founded Prime Group Holdings in 2013 and currently serves as the CEO. Mr. Moser has more than 25 years of experience as an owner, operator and investor in niche real estate assets, including self-storage, manufactured home communities and recreational vehicle resorts. Headquartered in Saratoga Springs, New York, Prime Group Holdings is a full-service vertically integrated real estate owner-operator focused on acquiring and adding value to self-storage facilities located throughout North America.

Property Management. The Prime 15 Portfolio Properties are managed by Prime Group Holdings LLC, a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the Prime 15 Portfolio Whole Loan, the borrowers deposited approximately (i) $281,370 into a reserve account for real estate taxes and (ii) $260,837 into a reserve account for immediate repairs.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $140,685 per month).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums with respect to the insurance policies which cover solely the Prime 15 Portfolio Properties and, at the option of the lender, if the insurance policies which cover the Prime 15 Portfolio Properties and any non-collateral properties cease to constitute an approved blanket or umbrella policy pursuant to the Prime 15 Portfolio Whole Loan documents, or the lender requires the applicable borrower(s) to obtain a separate policy, 1/12th of an amount which would be sufficient to pay the insurance

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

59

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Prime 15 Portfolio Whole Loan, an acceptable blanket policy was in place.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to 1/12 of $0.21 per rentable square foot per annum at the Prime 15 Portfolio Properties (initially estimated to be approximately $12,418 per month).

Debt Service Coverage Ratio Cure Funds. If the borrowers deliver cash in the Debt Service Coverage Ratio Cure Amount as described below under Lockbox/Cash Management, such cash will be held a reserve fund.

Condominium Assessments Reserve. The borrowers are required to deposit monthly an amount equal to 1/12 of the condominium assessments estimated to be payable during the ensuing 12 months with respect to the condominiums relating to the Prime Storage -Meridian and Prime Storage – Pacific Avenue properties.

Lockbox / Cash Management. The Prime 15 Portfolio Whole Loan is structured with a soft lockbox and springing cash management. The borrowers are required to establish segregated lockbox accounts for the Prime 15 Portfolio Properties (individually or collectively as the context may require, the “Restricted Account”) and, upon a Trigger Period (as defined below), the lender is required to establish, on the borrowers’ behalf, a cash management account. The Restricted Account is subject to an account control agreement in favor of the lender. All (i) credit card receivables, (ii) revenue from any space demised to non-storage tenants, (iii) revenue from any space demised to commercial and/or retail tenants, and (iv) cash and check revenue received from the self-storage and/or any other non-commercial and/or retail components at the Prime 15 Portfolio Properties is required to be deposited by the borrowers or property manager into the applicable Restricted Account within one business day of the borrowers’ or property manager’s receipt thereof. So long as a Trigger Period does not exist, all amounts on deposit in the Restricted Account will be disbursed to or at the direction of the borrowers. If a Trigger Period exists, all amounts on deposit in the Restricted Account are required to be transferred on each business day into the cash management account and applied as provided in the Prime 15 Portfolio Whole Loan documents.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Prime 15 Portfolio Whole Loan documents, and (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the earlier of (1) the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters (the satisfaction of this clause (B)(y)(1), a “Debt Service Coverage Ratio Cure”) and (2) the date upon which (A) prior to the Prepayment Release Date (as defined below), the borrowers have deposited into a debt service coverage ratio cure reserve account cash or a letter of credit in the Debt Service Coverage Ratio Cure Amount (as defined below) and (B) on and after the Prepayment Release Date, the borrowers have prepaid the Prime 15 Portfolio Whole Loan in an amount that results in a Debt Service Coverage Ratio Cure.

“Prepayment Release Date” means the payment date in September 2029.

“Debt Service Coverage Ratio Cure Amount” means with respect to a cure of a Trigger Period commenced in accordance with clause (A)(ii) of the definition thereof, an amount that, if applied to the prepayment of the Prime 15 Portfolio Whole Loan, would result in a Debt Service Coverage Ratio Cure (without any obligation for the applicable debt service coverage ratio to be satisfied for two consecutive calendar quarters).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided that no event of default is continuing under the Prime 15 Portfolio Whole Loan documents, (I) at any time (a) after the earlier of (x) January 27, 2028 and (y) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and (b) before the Prepayment Release Date, the borrowers may deliver defeasance collateral and obtain release of one or more individual Prime 15 Portfolio Properties, and (II) at any time on or after the Prepayment Release Date and prior to the maturity date of the Prime 15 Portfolio Whole Loan, the borrowers may partially prepay the Prime 15 Portfolio Whole Loan and obtain release of one or more individual Prime 15 Portfolio Properties, in each case, provided that, among other conditions, (i) the portion of the Prime 15 Portfolio Whole Loan that is defeased or prepaid, as applicable, is in an amount (the “Release Price”) equal to the greater of (a) 120% of the allocated loan amount for the individual Prime 15 Portfolio Property being released, and (b) the lender’s allocation of 100% of the net sales proceeds applicable to such individual Prime Storage Portfolio Property, (ii) the borrowers deliver a REMIC opinion, and (iii) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Prime 15 Portfolio Properties is equal to or greater than the greater of (a) 1.35x, and (b) the debt service coverage ratio for all of the Prime 15 Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable; provided, that, in the event such condition is not satisfied, the borrowers must, in addition to the amounts payable pursuant to clause (i) above, (1) on and after the Prepayment Release Date, prepay the Prime 15 Portfolio Whole Loan in an amount which would satisfy such condition, together

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

60

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Prime 15 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 68.0% 1.35x 8.3%

with, without limitation, any interest shortfall applicable thereto and (2) prior to the Prepayment Release Date, the borrowers must have deposited with the lender cash or an acceptable letter of credit in an amount that, if applied to the prepayment of the Prime 15 Portfolio Whole Loan, would satisfy such condition.

In addition, partial releases of individual Prime 15 Portfolio Properties are permitted with prepayment of the Release Price, and satisfaction of the conditions set forth above, prior to the Prepayment Release Date in order to cure an event of default relating to such individual Prime 15 Portfolio Property, provided that (i) either (x) borrower demonstrates to the lender that it has in good faith pursued a cure of such event of default (which efforts do not require any capital contributions to be made to the borrowers or the use of any income from any other Prime 15 Portfolio Properties to effectuate the cure) or (y) the default relates to an environmental condition and (ii) the default was not caused by the borrowers or an affiliate in bad faith to circumvent the requirements of the Prime 15 Portfolio Whole Loan document partial release provisions.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

61

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

62

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

63

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Anchored
Borrower Sponsor(s):	Brookfield Properties Retail Holding LLC and JH Retail Holdings, LLC	Collateral:	Fee
Borrower(s):	Pinnacle Hills, LLC and Pinnacle South, LLC	Location:	Rogers, AR
Original Balance(1):	$52,000,000	Year Built / Renovated:	2006 - 2014 / NAP
Cut-off Date Balance(1):	$52,000,000	Property Management:	Brookfield Properties Retail Inc.
% by Initial UPB:	6.8%	Size(6):	870,478 SF
Interest Rate:	7.14000%	Appraised Value / Per SF:	$298,650,000 / $343
Note Date:	December 19, 2024	Appraisal Date:	November 25, 2024
Original Term:	60 months	Occupancy:	93.7% (as of November 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.4%
Original Amortization:	NAP	Underwritten NOI(7):	$17,739,955
Interest Only Period:	60 months	Underwritten NCF:	$16,695,381
First Payment Date:	February 1, 2025
Maturity Date:	January 1, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(7):	$16,603,935 (TTM October 31, 2024)
Additional Debt Balance(1):	$78,000,000	2023 NOI(8):	$16,029,125
Call Protection(2):	L(25),D(28),O(7)	2022 NOI(8)(9):	$13,982,311
Lockbox / Cash Management:	Hard / Springing	2021 NOI(9):	$11,115,614

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$149
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$149
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	43.5%
Replacement Reserves:	$0	Springing	$348,192	Maturity Date LTV:	43.5%
TI / LC:	$463,705(4)	$72,540	$1,740,960(5)	UW NOI DY:	13.6%
Anchor Tenant Reserve:	$0	Springing	NAP	UW NCF DSCR:	1.77x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:	$130,000,000	100.0%	Loan Payoff:	$97,957,785	75.4%
			Return of Equity:	30,570,061	23.5
			Closing Costs:	1,008,449	0.8
			Reserves:	463,705	0.4
Total Sources	$130,000,000	100.0%	Total Uses:	$130,000,000	100.0%
(1)	The Pinnacle Hills Promenade Mortgage Loan (as defined below) is part of the Pinnacle Hills Promenade Whole Loan (as defined below), which is evidenced by four pari passu promissory notes with an aggregate original principal balance of $130,000,000. The Financial Information presented above is based on the aggregate original principal balance of the promissory notes comprising the Pinnacle Hills Promenade Whole Loan.
(2)	Defeasance of the Pinnacle Hills Promenade Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last portion of the Pinnacle Hills Promenade Whole Loan to be securitized and (b) December 19, 2027. The assumed defeasance lockout period of 25 payments is based on the closing date of this transaction in February 2025. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	On the origination date, the borrowers provided a Guaranty of Limited Payment (as described below) from the non-recourse carveout guarantor in lieu of depositing approximately $1,300,000 into a TI/LC reserve. See “Initial and Ongoing Reserves” below for further discussion of the Guaranty of Limited Payment.
(5)	The TI/LC reserve cap does not take into account the upfront deposit.
(6)	Size does not include 399,140 square feet of space associated with Dillard’s, Target and Cabela’s, all of which are non-collateral anchor tenants.
(7)	The increase in Underwritten NOI from Most Recent NOI is primarily due to new leasing throughout 2024. Since the beginning of 2024, six new leases totaling approximately $895,694 of gross rent and 14,770 square feet have been executed.
(8)	The increase from 2022 NOI to 2023 NOI is primarily attributed to new leasing throughout 2023. In 2023, 10 new leases totaling approximately $2.2 million of gross rent and 82,199 square feet were executed.
(9)	The increase from 2021 NOI to 2022 NOI is primarily attributed to new leasing throughout 2022 and an approximately $1,408,524 increase in percentage rent. In such time period, eight new leases totaling approximately $1.8 million of gross rent and 91,187 square feet were executed.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

64

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

The Loan. The fourth largest mortgage loan (the “Pinnacle Hills Promenade Mortgage Loan”) is part of a whole loan (the “Pinnacle Hills Promenade Whole Loan”) that is evidenced by four pari passu promissory notes in the aggregate original principal amount of $130,000,000 and secured by a first priority fee mortgage encumbering a 840,478 SF lifestyle shopping center located in Rogers, Arkansas, approximately 19 miles from Fayetteville in northwest Arkansas (the “Pinnacle Hills Promenade Property”). The Pinnacle Hills Promenade Whole Loan was co-originated on December 19, 2024 by Societe Generale Financial Corporation (“SGFC”) and Barclays. The Pinnacle Hills Promenade Mortgage Loan is evidenced by the non-controlling Notes A-2-1 and A-2-2, with an aggregate original principal balance of $52,000,000. The relationship between the holders of the Pinnacle Hills Promenade Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Pinnacle Hills Promenade Whole Loan will be serviced pursuant to the Benchmark 2025-V13 pooling and servicing agreement until the securitization of the controlling Note A-1-1, after which the Pinnacle Hills Promenade Whole Loan will be serviced pursuant to the Note A-1-1 pooling and servicing agreement. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Pinnacle Hills Promenade Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1(1)	$65,000,000	$65,000,000	SGFC	Yes
A-1-2(1)	$13,000,000	$13,000,000	SGFC	No
A-2-1	$35,000,000	$35,000,000	Benchmark 2025-V13	No
A-2-2	$17,000,000	$17,000,000	Benchmark 2025-V13	No
Whole Loan	$130,000,000	$130,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

The Property. The Pinnacle Hills Promenade Property is an 870,478 square foot retail property, which is part of a larger 1,269,618 square foot lifestyle shopping center (the “Pinnacle Hills Promenade Shopping Center”) located in Rogers, Arkansas. As of November 30, 2024, the Pinnacle Hills Promenade Property was 93.7% occupied by approximately 113 tenants (87.1% of NRA and 92.1% of underwritten base rent are represented by the retail tenants). The tenant mix consists of retail, office, outparcel, storage and other tenants. The Pinnacle Hills Promenade Property is anchored by JCPenney and a 12-screen Malco Theatre, and is shadow anchored by Dillard’s, Target and Cabela’s. Dillard’s, Target and Cabela’s each own their respective spaces and do not serve as collateral for the Pinnacle Hills Promenade Whole Loan. Other notable national tenants at the Pinnacle Hills Promenade Property include Williams Sonoma, Lululemon Athletica, The Fresh Market, DSW, Banana Republic, Sephora, Athleta, Pottery Barn and Best Buy. There are also office tenants located on the second floor of the Pinnacle Hills Promenade Property’s central corridor representing approximately 8.8% of total net rentable area. Since 2019, the borrower sponsors have invested approximately $15.4 million in capital expenditures at the Pinnacle Hills Promenade Property, including property development and tenant improvements. The following table presents certain information relating to the sales history for the Pinnacle Hills Promenade Property:

Sales History(1)
	2021 Sales	2022 Sales	2023 Sales	TTM 10/31/2024 Sales
Gross Sales (Tenants < 10,000 SF)	$94,820,554	$110,331,478	$122,120,367	$131,072,229
Sales PSF (Tenants < 10,000 SF)	$443	$485	$549	$544
Occupancy Cost (Tenants < 10,000 SF)(2)	9.2%	9.3%	9.6%	9.6%
(1)	All information presented herein with respect to the Pinnacle Hills Property is based upon information provided by the borrower sponsors.
(2)	Occupancy Cost is based on current underwritten total rent (the sum of underwritten base rent, percentage rent, overage rent and underwritten reimbursements).

Major Tenants. The three largest tenants by net rentable area at the Pinnacle Hills Property are JCPenney, Hobby Lobby and Malco Theatre.

JCPenney (98,540 square feet; 11.3% of NRA; 0.0% of underwritten base rent). Founded in 1902 and headquartered in Plano, Texas, JCPenney is a department store chain with approximately 50,000 employees. JCPenney serves customers at more than 650 stores across the United States and Puerto Rico. JCPenney is one of the nation’s largest retailers of apparel, home, jewelry and beauty merchandise with a growing portfolio of private and national brands. JCPenney has anchored the Pinnacle Hills Promenade Property since 2006, has a lease expiration date of September 30, 2026, and has eight, five-year extension options remaining and no termination options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

65

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

Hobby Lobby (61,751 square feet; 7.1% of NRA; 3.0% of underwritten base rent). Founded in 1972 and headquartered in Oklahoma City, Oklahoma, Hobby Lobby is a privately owned arts and crafts retailer operating more than 1,000 stores. Hobby Lobby has over 46,000 employees in 48 states. Hobby Lobby’s affiliated company, Mardel Christian & Education Supply, is also a tenant at the Pinnacle Hills Promenade Shopping Center and offers books, bibles, gifts, church and education supplies, and homeschooling supplies. Hobby Lobby has been a tenant at the Pinnacle Hills Promenade Property since 2022, has a lease expiration date of February 29, 2032, and has two, five-year extension options remaining and no termination options.

Malco Theatre (42,860 square feet; 4.9% of NRA; 1.5% of underwritten base rent). Malco Theatre (“Malco”) is a family-owned theater chain based in Memphis, Tennessee with over 37 locations in Arkansas, Tennessee, Missouri, Louisiana, Mississippi, and Kentucky. Additionally, Malco operates three bowling centers and a family entertainment center in southern Louisiana and a family entertainment center in Oxford, Mississippi. Malco’s 12-screen first-run theater at the Pinnacle Hills Promenade Property reported sales of approximately $288,865 per screen as of the TTM ended October 2024. Malco has been a tenant at the Pinnacle Hills Promenade Property since 2006, has a lease expiration date of January 31, 2027, and has four, five-year extension options remaining and no termination options.

The following table presents certain information relating to the tenants at the Pinnacle Hills Promenade Property:

Top Tenant Summary(1)
Tenant Name	Credit Rating (Fitch/Moody’s/ S&P)(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent	% of Total UW Base Rent	UW Base Rent PSF
							Lease Expiration	Renewal Options	Term. Option (Y/N)
Anchor Stores
JCPenney(3)	NR/NR/NR	98,540	11.3%	$0	0.0%	$0.00	9/30/2026	8, 5-year	N
Malco Theatre	NR/NR/NR	42,860	4.9%	$250,000	1.5%	$5.83	1/31/2027	4, 5-year	N
Dillard's (non-collateral)(4)	BBB-/Baa3/BB+	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Target (non-collateral)(4)	A/A2/A	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Cabela's (non-collateral)(4)	NR/NR/NR	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Subtotal/Wtd. Avg.		141,400	16.2%	$250,000	1.5%	$1.77

Major Tenants
Hobby Lobby	NR/NR/NR	61,751	7.1%	$503,271	3.0%	$8.15	2/29/2032	2, 5-year	N
Haverty’s Furniture	NR/NR/NR	33,039	3.8%	$399,772	2.4%	$12.10	4/30/2030	2, 5-year	N
TJ Maxx	NR/A2/A	31,229	3.6%	$290,190	1.8%	$9.29	11/30/2027	1, 5-year	N
Best Buy	NR/A3/BBB+	30,399	3.5%	$577,581	3.5%	$19.00	1/31/2027	1, 5-year	N
Mardel Christian & Education	NR/NR/NR	30,000	3.4%	$240,000	1.5%	$8.00	1/31/2028	None	N
PetSmart	NR/B1/B+	20,539	2.4%	$297,816	1.8%	$14.50	6/30/2028	1, 5-year	N
Blue Zoo	NR/NR/NR	19,893	2.3%	$664,983	4.0%	$33.43	1/31/2033	None	N
Dave & Buster’s	NR/B1/B	19,625	2.3%	$326,700	2.0%	$16.65	1/31/2034	2, 5-year	N
DSW	NR/NR/NR	17,932	2.1%	$220,000	1.3%	$12.27	1/31/2030	1, 5-year	N
The Fresh Market	NR/NR/NR	17,493	2.0%	$222,686	1.3%	$12.73	7/31/2027	3, 5-year	N
Subtotal/Wtd. Avg.		281,900	32.4%	$3,742,997	22.6%	$13.28

Other Tenants(5)		392,560	45.1%	$12,546,318	75.9%	$31.96
Occupied Subtotal/Wtd. Avg.		815,860	93.7%	$16,539,316	100.0%	$20.27

Vacant Space		54,618	6.3%
Total/Wtd. Avg.		870,478	100.0%
(1)	Based on the underwritten rent roll as of November 30, 2024 and includes rent steps totaling $1,558,479 through December 31, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)	JCPenney owns its improvements and ground leases the underlying land from the borrower sponsors. JCPenney is required to pay real estate tax reimbursements and common area maintenance expenses.
(4)	Dillard’s, Target and Cabela's (which are not part of the Pinnacle Hills Promenade Property) collectively occupy 399,140 square feet and are anchors at the Pinnacle Hills Promenade Shopping Center.
(5)	Includes 3,163 square feet of inline tenant space as to which only percentage rent totaling $58,169 is due.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

66

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

The following table presents certain information relating to tenant sales history for tenants required to report sales in descending order of square feet:

Tenant Sales(1)
Tenant Name	Tenant SF	2019 Sales	2021 Sales	2022 Sales	2023 Sales	TTM 10/31/2024 Sales	TTM 10/31/2024 Sales PSF / Screen	TTM 10/31/2024 Occupancy Cost(2)
Major Tenants
Malco Theatre(3)	42,860	$3,577,674	$1,431,068	$3,069,397	$3,783,028	$3,466,383	$288,865	13.2%
Blue Zoo	19,893	NAV	NAV	NAV	$2,666,764	$1,952,735	$98	34.5%
Dave & Buster's	19,625	$5,643,905	$2,075,672	$4,971,531	$6,174,235	$6,262,276	$319	6.0%
Pottery Barn	12,500	$4,063,136	$4,408,765	$5,893,817	$5,873,436	$6,003,827	$480	6.5%
Tenants < 10,000 SF
Texas de Brazil Churrasca	9,000	NAV	NAV	NAV	$3,314,821	$3,707,012	$412	6.6%
Versona Accessories	8,493	$1,172,874	$1,061,838	$1,108,205	$1,056,465	$1,016,427	$120	22.1%
Victoria’s Secret/Pink	7,454	$3,843,837	$4,147,786	$4,008,365	$3,622,573	$3,694,942	$496	11.3%
Local Lime	7,434	$4,294,991	$4,723,277	$5,550,840	$6,009,610	$6,165,392	$829	5.5%
Hollister	7,296	$1,997,364	$2,384,752	$2,217,960	$2,329,541	$2,880,529	$395	8.7%
P.F. Chang’s Asian Bistro	6,826	$3,652,719	$4,987,949	$5,817,803	$6,416,004	$6,631,345	$971	5.4%
Lululemon Athletica	6,776	$1,409,055	$6,128,438	$8,182,126	$9,316,628	$9,046,348	$1,335	5.0%
Windsor	6,528	NAV	$490,289	$1,220,851	$1,215,050	$1,241,310	$190	7.6%
Williams-Sonoma	6,501	$1,762,081	$2,276,923	$2,382,683	$2,588,164	$2,758,216	$424	6.2%
Gap	6,490	$1,238,842	$1,199,104	$1,266,669	$1,543,248	$1,772,833	$273	15.4%
Banana Republic	6,000	$1,855,009	$1,455,324	$1,636,635	$1,517,677	$1,515,569	$253	15.1%
Sephora	5,709	$4,514,415	$4,926,363	$7,369,859	$10,786,994	$11,487,185	$2,012	4.1%
Hibbett Sports	5,496	$969,822	$1,527,904	$1,693,928	$1,613,757	$1,522,530	$277	13.9%
Big Orange Burgers	5,451	$2,751,054	$3,105,242	$3,709,482	$3,853,699	$3,856,596	$708	5.7%
American Eagle Outfitters	5,317	$2,691,344	$3,086,034	$2,765,339	$2,872,378	$2,886,897	$543	13.6%
(1)	All information presented herein with respect to the Pinnacle Hills Property is based upon information provided by the borrower sponsors.
(2)	TTM 10/31/2024 Occupancy Cost is based on current underwritten total rent (the sum of underwritten base rent, percentage rent, overage rent and underwritten reimbursements).
(3)	Malco Theatre Sales PSF is based on 12 screens

The following table presents certain information relating to the lease rollover schedule at the Pinnacle Hills Promenade Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	36,099	4.1%	4.1%	$1,225,574	7.4%	$33.95	22
2026	185,955	21.4%	25.5%	$2,411,686	14.6%	$12.97	20
2027	171,214	19.7%	45.2%	$3,155,690	19.1%	$18.43	17
2028	95,919	11.0%	56.2%	$2,278,824	13.8%	$23.76	13
2029	64,491	7.4%	63.6%	$1,617,868	9.8%	$25.09	13
2030	80,960	9.3%	72.9%	$1,583,385	9.6%	$19.56	7
2031(3)	33,228	3.8%	76.7%	$774,494	4.7%	$23.31	5
2032	77,545	8.9%	85.6%	$1,174,962	7.1%	$15.15	5
2033	36,652	4.2%	89.8%	$1,278,217	7.7%	$34.87	4
2034	32,797	3.8%	93.6%	$968,615	5.9%	$29.53	5
2035	0	0.0%	93.6%	$0	0.0%	$0.00	0
2036 & Thereafter	1,000	0.1%	93.7%	$70,000	0.4%	$70.00	1
Vacant	54,618	6.3%	100.0%	NAP	0.0%	$0.00	NAP
Total / Wtd. Avg.	870,478	100.0%		$16,539,316	100.0%	$20.27	112
(1)	Based on the underwritten rent roll as of November 30, 2024 and includes rent steps totaling $1,558,479 through December 31, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases that are not considered in the Lease Expiration Schedule.
(3)	Includes the following square feet as to which no base rent was underwritten: 3,163 square feet of inline space as to which only percentage rent is due.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

67

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Pinnacle Hills Promenade Property:

Operating History and Underwritten Net Cash Flow (1)
	2019	2020	2021(2)	2022(2)(3)	2023(3)	TTM 10/31/2024(4)	UW(4)	UW PSF
Underwritten Base Rent(1)	$14,016,464	$13,164,670	$12,694,110	$14,845,907	$16,983,017	$17,337,739	$19,339,100	$22.22
Vacancy & Collection Loss	(164,727)	(352,383)	(372,809)	277,355	(32,748)	(228,528)	(1,365,450)	($1.57)
Reimbursements	3,730,080	3,357,693	2,810,475	3,146,445	3,399,747	3,670,201	4,027,305	$4.63
Other Income	466,712	564,836	456,807	406,838	685,214	831,797	831,797	$0.96
Effective Gross Income	$18,048,528	$16,734,816	$15,588,583	$18,676,545	$21,035,230	$21,611,209	$22,832,752	$26.23

Real Estate Taxes	$1,512,696	$1,374,340	$1,297,551	$1,295,661	$1,310,606	$1,379,726	$1,415,219	$1.63
Insurance	122,834	137,345	169,629	184,958	192,270	214,042	215,210	$0.25
Other Operating Expenses	3,284,439	3,065,801	3,005,788	3,213,616	3,503,229	3,413,507	3,462,368	$3.98
Total Operating Expenses	$4,919,969	$4,577,486	$4,472,969	$4,694,234	$5,006,105	$5,007,274	$5,092,797	$5.85

Net Operating Income	$13,128,560	$12,157,330	$11,115,614	$13,982,311	$16,029,125	$16,603,935	$17,739,955	$20.38
Replacement Reserves	0	0	0	0	0	0	174,096	$0.20
TI/LC	0	0	0	0	0	0	870,478	$1.00
Net Cash Flow	$13,128,560	$12,157,330	$11,115,614	$13,982,311	$16,029,125	$16,603,935	$16,695,381	$19.18
(1)	Based on the underwritten rent roll as of November 30, 2024 and includes (i) rent increases totaling $1,558,479 through December 31, 2025, (ii) overage rent totaling $1,276,166, (iii) percent-in-lieu of base rent totaling $58,169 and (iv) overage telecom rent totaling $100,000.
(2)	The increase from 2021 Net Operating Income to 2022 Net Operating Income is primarily due to new leasing throughout 2022 and an approximately $1,408,524 increase in percentage rent. In such time period, eight new leases totaling approximately $1.8 million of gross rent and 91,187 square feet were executed.
(3)	The increase from 2022 Net Operating Income to 2023 Net Operating Income is primarily due to new leasing throughout 2023. In 2023, 10 new leases totaling approximately $2.2 million of gross rent and 82,199 square feet were executed.
(4)	The increase from TTM 10/31/2024 Net Operating Income to UW Net Operating Income is primarily due to new leasing throughout 2024. Since the beginning of 2024, six new leases totaling approximately $895,694 of gross rent and 14,770 square feet have been executed.

Appraisal. According to the appraisal, the Pinnacle Hills Promenade Property had an “as-is” appraised value of $298,650,000 as of November 25, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(1)
Pinnacle Hills Promenade	$298,650,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental assessment of the Pinnacle Hills Promenade Property dated October 17, 2024 identified no recognized environmental conditions, controlled environmental conditions or significant data gaps.

The Market. The Pinnacle Hills Promenade Property is located in Rogers, Arkansas, within the Fayetteville-Springdale-Rogers core based statistical area (the “Fayetteville CBSA”). The northwest area of Arkansas is home to Fortune 500 companies JB Hunt, Tysons Foods, Murphy USA, Dillard’s and Walmart. These global corporations are economic drivers for the Fayetteville CBSA. Approximately 400 Fortune 500 companies maintain a presence in northwest Arkansas and over 1,600 Walmart vendors have chosen the area for corporate offices. Three of the largest companies in the Fayetteville CBSA, Walmart, Tysons and J.B. Hunt, have all reinvested in the growth of the area. Walmart is building a new world-class headquarters in Bentonville and is expected to take up more than 350 acres spread across 12 office buildings. In 2017, Tyson Foods opened its second office, a new 56,000 square foot technology hub, in downtown Springdale. J.B. Hunt has also made multiple expansions in the region to address its growth needs. Additionally, the University of Arkansas with a student enrollment of over 30,000 students is located approximately 20 miles from the Pinnacle Hills Promenade Property.

The Pinnacle Hills Promenade Property is located at the intersection of Interstate Highway 49 and Promenade Boulevard approximately 10 miles east of the Northwest Arkansas National Airport. According to a third-party market research report, the Pinnacle Hills Promenade Property is located within the Northwest Arkansas retail market and the West Rogers retail submarket. According to a third-party market research report, as of the third quarter of 2024, the Northwest Arkansas retail market reported vacancy of 2.8% with an average asking rental rate of $18.85 per square foot and inventory of approximately 37.3 million square feet. According to a third party market research report, as of the fourth quarter of 2024, the West Rogers retail submarket reported vacancy of 2.0% with an average asking rental rate of $24.79 per square foot and inventory of approximately 4.3 million square feet. According to the appraisal, the 2023 population within a

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

68

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

one-mile-, three-mile and five- mile radius of the Pinnacle Hills Promenade Property was 3,538, 50,560 and 125,235, respectively. The 2023 average household income within the same radii was $182,237, $151,444 and $123,313, respectively.

The following table presents information regarding certain competitive properties to the Pinnacle Hills Promenade Property:

Competitive Leases Summary(1)
Name	Pinnacle Hills Promenade (subject)	1710 W Hudson Rd Strip Center	Shoppes On the Trail	2012 Promenade Blvd	Kantz Center	College Marketplace	Northwest Arkansas Mall
Address	2203 South Promenade Boulevard	1710 West Hudson Road	Bella Vista Way	2012 Promenade Boulevard	2668 East Citizens Drive	3379 North. College Avenue	4201 North Shiloh Drive
City, State	Rogers, AR	Rogers, AR	Bella Vista, AR	Rogers, AR	Fayetteville, AR	Fayetteville, AR	Fayetteville, AR
Gross Leasable Area (SF)	870,478(2)	9,282	10,771	14,543	15,811	80,176	820,581
Year Built	2006-2014	1998	2020	2007	2000	2015	1972
Tenants	Restock AR, Face Foundrie, Claire’s, PLNK RGR and Lego(3)	Cali2Ark	Premiere Physical Therapy & Sports Rehab	Prime IV Wellness Glo Tanning	Burn Bootcamp	Hollywood Feed	Zales Jewelers Kay Jewelers
Tenant SF	1,000 – 4,001	3,229	1,449	4,089	6,800	4,690	3,506
Initial Rent PSF	$50.46(2)	$23.00	$35.00	$36.00	$68.45	$45.00	$119.25 - $125.00
Lease Term (Yrs.)	8.5(2)	10.0	7.0	5 - 10	6.0	5.0	10.0
Lease Type	Net	Net	Net	Net	Net	Net	Net
(1)	Source: Appraisal unless otherwise noted.
(2)	Based on the underwritten rent roll dated November 30, 2024.
(3)	Represents retail tenants at the Pinnacle Hills Promenade Property that executed leases since the beginning of 2024.

The Borrowers and the Borrower Sponsors. The borrowers are Pinnacle South, LLC and Pinnacle Hills, LLC, each a single-purpose, Delaware limited liability company with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Pinnacle Hills Promenade Whole Loan.

The borrower sponsors are Brookfield Properties Retail Holding LLC and JH Retail Holdings, LLC. Brookfield Properties Retail Holding LLC is an affiliate of Brookfield Property Partners L.P., the public real estate vehicle for Brookfield Asset Management Inc. Brookfield Property Partners, L.P. (“Brookfield”) is a large global real estate company, with more than 1,100 managed properties and 395 million square feet of managed space worldwide. Brookfield Property Partners, L.P. owns and operates properties in major markets, with a global portfolio that includes office, retail, multifamily, logistics, hospitality and development opportunities. Each borrower is owned by a joint venture between Brookfield Properties Retail Holdings LLC (50%) and Hunt Ventures (50%). Hunt Ventures, an affiliate of JH Retail Holdings, LLC, owns and manages properties in the Pinnacle Hills area of Rogers, Arkansas. Hunt Ventures is primarily responsible for the conception and development of projects totaling more than 600 acres in western Rogers. Hunt Ventures is an affiliate of J.B. Hunt Transport Services Inc. (NASDAQ: JBHT; Baa1/BBB+: Moody’s/S&P), a fortune 500 company headquartered in nearby Lowell, Arkansas. The non-recourse carveout guarantor is BPR Nimbus LLC., an affiliate of Brookfield.

Property Management. The Pinnacle Hills Promenade Property is currently managed by Brookfield Properties Retail Inc., an affiliate of Brookfield.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

69

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

Initial and Ongoing Reserves.

Real Estate Taxes – During the continuance of a Cash Management Period (as defined below), the Pinnacle Hills Promenade Whole Loan documents require ongoing monthly deposits into a reserve for real estate taxes in an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months for the Pinnacle Hills Promenade Property. Upon the termination of a Cash Management Period, all funds in such account will be returned to the borrowers.

Insurance – During the continuance of a Cash Management Period, the Pinnacle Hills Promenade Whole Loan documents provide for ongoing monthly deposits into a reserve for insurance premiums in an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage upon the expiration of the insurance policies. Notwithstanding the foregoing, upon delivery to the lender of satisfactory evidence that the insurance policies required by the Pinnacle Hills Promenade Whole Loan documents are maintained pursuant to blanket insurance policies and the insurance premiums have been paid not less than one year in advance (or in the case of policies delivered at origination, for the period of coverage under such policies, if less than one year), the requirement to make deposits into the insurance reserve will be waived. The Pinnacle Hills Promenade Property was covered under a blanket insurance policy at origination. Upon the termination of a Cash Management Period, all funds in such account will be returned to the borrowers.

Replacement Reserve – During the continuance of a Cash Management Period, the Pinnacle Hills Promenade Whole Loan documents provide for ongoing monthly deposits of $14,508 into a reserve for capital expenditures, provided that the borrowers’ obligation to make such deposits will be suspended during any period in which the amounts on deposit in such reserve equal or exceed the product of (x) 24 and (y) the required monthly deposit amount (initially, such product will equal $348,192). Upon the termination of a Cash Management Period, all funds in such account will be returned to the borrowers.

TI/LC Reserve – At origination, the borrowers were required to deposit $1,763,705 (the “Upfront Rollover Amount”) into the tenant improvement and leasing commissions reserve. In lieu of depositing the Upfront Rollover Amount, the guarantor provided a Guaranty of Limited Payment (as described below) in the amount of approximately $1,300,000 for existing tenant improvements, landlord work, tenant improvement allowances and leasing commissions and, as such, the remaining $463,705 was deposited into the rollover reserve at origination. In addition, the Pinnacle Hills Promenade Whole Loan documents provide for ongoing monthly deposits of $72,540 into the rollover reserve for future tenant improvements, landlord work, tenant improvement allowances and leasing commissions, provided that the borrowers’ obligation to make such deposits will be suspended during any period in which the amounts on deposit in such reserve equal or exceed $1,740,960. The TI/LC Reserve cap does not take into account the Upfront Rollover Amount.

Anchor Tenant Reserve – During the continuance of an Anchor Trigger Event (as defined below), the borrowers are required to deposit an amount equal to all excess cash flow (as described below under “Lockbox / Cash Management”) for tenant improvements and leasing commissions, budgeted construction costs, required landlord work and other related costs associated with re-tenanting the applicable space or any other space at the Pinnacle Hills Promenade Property. The borrowers’ obligation to make deposits into the anchor reserve tenant account with respect to any individual Anchor Trigger Event will terminate once the aggregate amount deposited into the anchor tenant reserve account equals or exceeds the Individual Anchor Threshold Amount (as defined below).

“Anchor” means any of Dillard’s, Target, Cabela’s or JCPenney, or any replacement tenant(s) of the foregoing that are subject to replacement leases for which not less than (x) 75% of the space previously occupied by the respective Anchor is re-let if the aggregate annual gross rent under such replacement lease(s) is not less than 75% of annual gross rent under the original Anchor lease and (y) 50% of the space previously occupied by the respective Anchor is re-let if the aggregate annual gross rent under such replacement lease(s) is not less than 100% of annual gross rent under the original Anchor lease.

An “Anchor Trigger Event” means that any Anchor (i) (A) has “gone dark” (i.e., ceased to be in occupancy or ceased to utilize its space for business purposes), other than a temporary closure (I) in connection with (w) a restoration, repair or renovation, (x) compliance with applicable law, regulations and/or governmental mandates, or (y) an event of force majeure, or (II) for any reason not to exceed 60 days, or (B) has vacated its Anchor parcel, (ii) is the subject of a bankruptcy action, (iii) terminates, surrenders or cancels its lease (or gives notice of its intent to do any of the foregoing) or (iv) to the extent such Anchor parcel is owned by the borrowers, the Anchor fails to renew its lease prior to the date specified in such lease.

An Anchor Trigger Event will end upon, as applicable (a) with respect to clause (i) above, the Anchor has operated its business for no less than 30 consecutive operating days, (b) with respect to clause (ii) above, the bankruptcy is dismissed or the Anchor has emerged from such bankruptcy, or if the Anchor premises are leased by the borrowers to the Anchor, such lease is accepted and affirmed by the Anchor in the bankruptcy or assumed by a replacement Anchor, (c) with respect to clause (iii) above, the Anchor has rescinded any notice to terminate, cancel or surrender its lease, (d) with respect to clause (iv) above, the Anchor renews and/or extends its lease, or (v) for any Anchor Trigger Event, if such Anchor parcel is owned by the borrowers, the entire Anchor parcel or not less than (x) 75% of the aggregate gross leasable square footage of the Anchor parcel becomes owned or leased by one or more replacement tenants pursuant to leases entered into in accordance with the terms of the Pinnacle Hills Promenade Whole Loan documents or otherwise in each case reasonably approved by the lender if the aggregate annual gross rent under such replacement leases is not less than 75% of the annual gross rent under the applicable original Anchor’s lease or (y) 50% of the aggregate gross leasable square footage of the Anchor parcel

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

70

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

becomes owned or leased by one or more replacement tenants pursuant to leases entered into in accordance with the terms of the Pinnacle Hills Promenade Whole Loan documents or otherwise in each case reasonably approved by the lender (such approval not to be unreasonably withheld, conditioned or delayed) if the aggregate annual gross rent under such replacement leases is not less than 100% of the annual gross rent under the applicable original Anchor’s lease (and, in each clause (x) or (y), the tenant improvements, leasing commissions, required landlord work and other related costs associated with re-tenanting the applicable space with respect to such replacement leases have been paid in full or the remaining amount will be reserved with the lender), or (v) for any Anchor Trigger Event, the borrowers have satisfied the conditions set forth in the Pinnacle Hills Promenade Whole Loan documents with respect to the applicable Anchor parcel.

An “Individual Anchor Threshold Amount” means, with respect to any Anchor, an amount equal to the product of (x) $50.00 and (y) the aggregate amount of gross leasable square footage of the applicable Anchor parcel.

Guaranty of Limited Payment — At origination, the non-recourse carveout guarantor executed a Guaranty of Limited Payment, pursuant to which it guaranteed payment of the Pinnacle Hills Promenade Whole Loan in an amount equal to $1,300,000. The amount guaranteed under such guaranty will be reduced on a dollar-for-dollar basis by an amount equal to the aggregate amount of expenditures actually made by the borrowers or their affiliates for the outstanding amounts related to the Upfront Rollover Amount or for certain other costs permitted pursuant to the Pinnacle Hills Promenade Whole Loan documents.

Lockbox / Cash Management. The Pinnacle Hills Promenade Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to cause all tenants at the Pinnacle Hills Promenade Property (other than tenants under Seasonal Leases (as defined below)) to pay rents (other than Non-Core Income (as defined below)) directly into a lockbox account controlled by the lender, and to deposit any rents otherwise received by the borrowers (other than Non-Core Income) into the lockbox account within two business days after receipt. Prior to a Cash Management Period, all funds in the lockbox account will be disbursed to the borrowers’ operating account. Within two business days of written notification of the commencement of a Cash Management Period, the borrowers are required to establish a lender-controlled cash management account. During the continuance of a Cash Management Period or an Anchor Trigger Event, all funds deposited into the lockbox account are required to be swept each business day into the cash management account, to be applied and disbursed to pay (i) the tax and insurance escrow deposits, if any, described above, (ii) debt service under the Pinnacle Hills Promenade Whole Loan, (iii) provided that no default exists as to which the lender has initiated an enforcement action, to pay budgeted operating expenses (or actual operating expenses to the extent not more than 115% of budgeted expenses), and budgeted capital expenses (or actual capital expenses to the extent not more than 110% of budgeted expenses), and extraordinary expenses for which the borrowers have delivered a reasonably detailed explanation, (iv) the replacement and rollover reserve deposits, (v) (x) if both an Anchor Trigger Event and a Cash Management Period are continuing, to deposit all excess cash flow after the disbursements under clauses (i) through (iv) above, or (y) if only an Cash Management Period is continuing, to deposit all excess cash flow after the disbursements under clauses (i) through (iii) above, in each case, up to the Individual Anchor Threshold Amount, into the anchor tenant reserve, and (vi) (x) if no Cash Management Period is continuing, to the borrowers’ operating account, and (y) if a Cash Management Period is continuing, to an excess cash flow reserve to be held as additional collateral during the continuance of such Cash Management Period; provided that funds on deposit in such account will be made available to the borrowers for the payment of certain property-level expenses and other uses, including REIT distributions up to $200,000.

“Non-Core Income” means (i) certain de minimis amounts of rents from miscellaneous revenue items such as holiday photos and change retrieved from fountains (but will not include rent from Seasonal Leases) and (ii) certain rents generated pursuant to multi-property sponsorship and advertising programs that are directly attributable to the Pinnacle Hills Promenade Property.

“Seasonal Leases” means leases or license agreements having a maximum term of one year or less.

A “Cash Management Period” means a period commencing upon the occurrence of any of the following events: (i) an event of default, (ii) a Debt Yield Event (as defined below) or (iii) an Anchor Trigger Event. A Cash Management Period will end, as applicable (a) with respect to clause (i) above, if such event of default is thereafter cured or waived (provided that no Cash Management remains in effect pursuant to clauses (ii) or (iii)), (b) with respect to clause (ii) above, upon the date that the debt yield is greater than or equal to 11.0% (the “Target Debt Yield”) for two consecutive calendar quarters or prepayment of the Pinnacle Hills Promenade Whole Loan is made in an amount sufficient to meet the Target Debt Yield in accordance with the Pinnacle Hills Promenade Whole Loan documents, or (c) with respect to clause (iii) above, if such Anchor Trigger Event has ended.

A “Debt Yield Event” means the determination that the debt yield is less than the Target Debt Yield as of the end of any two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

71

Retail – Anchored 2203 South Promenade Boulevard Rogers, AR 72758	Collateral Asset Summary – Loan No. 4 Pinnacle Hills Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 43.5% 1.77x 13.6%

Partial Release. The borrowers may obtain the release of (A) one or more parcels (including “air rights” parcels) or outlots, or (B) one or more Acquired Parcels or Expansion Parcels (each as defined below), including, if applicable, any Anchor parcel that is an Expansion Parcel (each, a “Release Parcel”), upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the Release Parcel (unless it is an Expansion Parcel) is vacant, non-income producing and unimproved or non-income producing and improved only by landscaping, utility facilities that are not required for the use of the remaining Pinnacle Hills Promenade Property (the “Remaining Property”) or are either readily re-locatable or will continue to service the Remaining Property, or non-income producing surface parking areas, (iii) the borrowers deliver evidence that the parcel subject to release is not necessary for the operation or use of the Remaining Property and may be readily separated from the Remaining Property without a material diminution in value, (iv) the parcel subject to release has been legally subdivided from the Remaining Property and after giving effect to such transfer, the release parcel and the Remaining Property conform to legal requirements and constitute separate tax lots (or all action has been taken to effectuate the same), (v) the parcel subject to the release is not necessary for the Remaining Property to comply with zoning or legal requirements, (vi) receipt of a rating agency confirmation from the applicable rating agencies (provided that such confirmation will not be required for release of an Expansion Parcel or if the rating agency has waived review or failed to either approve or deny in writing within 30 days a request for such confirmation), and (vii) the release will not result in a loan-to-value ratio that does not comply with REMIC guidelines provided that the borrowers may prepay the Pinnacle Hills Promenade Whole Loan to meet such condition (without payment of a yield maintenance premium), unless the lender receives an opinion of counsel that the issuing entity will not fail to maintain its status as a REMIC trust as a result of the release of the Release Parcel.

Ground Lease. None.

Substitution. The borrowers are also permitted to obtain the release of collateral parcels (each, an “Exchange Parcel”) from the lien of the mortgage in exchange for the substitution of new parcels in which the borrowers acquire a fee or leasehold interest at or adjacent to the Pinnacle Hills Promenade Shopping Center (each, an “Acquired Parcel”) as collateral for the Pinnacle Hills Promenade Whole Loan upon 20 days’ prior notice, subject to the satisfaction of certain conditions, including among other things, that: (i) there is no event of default, (ii) the Exchange Parcel (unless it is an Expansion Parcel) is vacant, non-income producing and unimproved or improved only by landscaping, surface parking or utility facilities that are not required for the use of the Remaining Property or is readily re-locatable or will continue to serve the Remaining Property (and the borrowers are able to make certain zoning representations as to the Acquired Parcel to the same extent as made with respect to the Exchange Parcel), (iii) the Acquired Parcel is reasonably equivalent in value to the Exchange Parcel, as established by a letter of value from the appraiser that appraised the Pinnacle Hills Promenade Property or an appraiser of comparable experience selected by the borrowers, (iv) with respect to the Acquired Parcel, the borrowers have delivered, among other things (a) unless the Acquired Parcel is already covered by the environmental report delivered at origination, an addendum or supplement to such environmental report or new environmental report indicating no hazardous substances except for nominal amounts (except as permitted under clause (d) below), (b) security documents creating a mortgage lien on the Acquired Parcel and title insurance, (c) a property condition report indicating that the Acquired Parcel is in good condition if the Acquired Parcel is improved, subject to certain exceptions, and (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Acquired Parcel, and the cost of such repairs or remediation is reasonably likely to exceed $13,000,000, cash or an indemnity from the guarantor, certain of its affiliates or an entity otherwise meeting ratings or financial tests set forth in the related Pinnacle Hills Promenade Whole Loan documents, in an amount equal to 125% of any estimated repairs or remediation costs, as applicable, (v) the loan-to-value ratio of the Remaining Property (after giving effect to such substitution) is in compliance with REMIC guidelines, provided that the borrowers may prepay the Pinnacle Hills Promenade Whole Loan in order to meet such condition (without payment of a yield maintenance premium), unless the lender receives an opinion of counsel that the issuing entity will not fail to maintain its status as a REMIC trust as a result of the release of the substitution, (vi) the lender has received a rating agency confirmation from the applicable rating agencies (unless the rating agencies waive review) and (vii) payment of a fee in the amount of $10,000.

Addition of Parcels. In addition, the borrowers have the right, at their own expense, to acquire one or more parcels of land, together with any improvements thereon located, that constitute an integral part of, adjoins or is proximately located near the Pinnacle Hills Promenade Shopping Center, which land was not owned by the borrowers on the origination date and is not an Acquired Parcel (such acquired land, an “Expansion Parcel”), to become additional collateral for the Pinnacle Hills Promenade Whole Loan, upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the borrowers acquire a fee simple or leasehold interest in the applicable Expansion Parcel and (iii) the borrowers deliver, among other things, (a) unless the Expansion Parcel is already covered by the environmental report delivered at origination, an addendum or supplement to such environmental report or new environmental report indicating no hazardous substances except for nominal amounts (except as permitted under clause (d) below), (b) security documents creating a mortgage lien on the Expansion Parcel and title insurance, (c) a property condition report indicating that the Expansion Parcel is in good condition if the Expansion Parcel is improved, subject to certain exceptions, and (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Expansion Parcel, and the cost of such repairs or remediation is reasonably likely to exceed $13,000,000, cash or an indemnity from the guarantor, certain of its affiliates or an entity otherwise meeting ratings or financial tests set forth in the Pinnacle Hills Promenade Whole Loan documents, in an amount equal to 125% of any estimated repairs or remediation costs, as applicable.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

72

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

73

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

74

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Mixed Use – Office/Retail
Borrower Sponsor(s):	J.E.M.B. Realty Corp	Collateral(6):	Fee
Borrower(s):	Herald Center Department Store of New York LLC and Herald Center Department Store of New York Leasehold LLC	Location:	New York, NY
Original Balance(1):	$50,000,000	Year Built / Renovated:	1902 / 2015
Cut-off Date Balance(1):	$50,000,000	Property Management:	J.E.M.B. Realty Corp.
% by Initial UPB:	6.5%	Size:	267,207 SF
Interest Rate(2):	5.43100430157233%	Appraised Value / Per SF:	$460,000,000 / $1,722
Note Date:	January 3, 2025	Appraisal Date:	August 14, 2024
Original Term:	60 months	Occupancy(7):	97.9% (as of September 1, 2024)
Amortization:	Interest Only	UW Economic Occupancy(7):	98.6%
Original Amortization:	NAP	Underwritten NOI(7)(8):	$27,204,644
Interest Only Period:	60 months	Underwritten NCF(7):	$27,151,203
First Payment Date:	February 6, 2025
Maturity Date:	January 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu / B-Note	Most Recent NOI(8):	$19,274,531 (TTM August 31, 2024)
Additional Debt Balance(1):	$109,000,000 / $141,000,000	2023 NOI(9):	$18,238,477
Call Protection(3):	L(25),D(28),O(7)	2022 NOI(9):	$27,025,375
Lockbox / Cash Management:	Hard / Springing	2021 NOI(10):	NAV

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$1,196,026	$598,013	NAP	Cut-off Date Loan Per SF:	$595	$1,123
Insurance:	$0	Springing	NAP	Maturity Date Loan Per SF:	$595	$1,123
Replacement Reserve:	$0	$4,453	NAP	Cut-off Date LTV:	34.6%	65.2%
Deferred Maintenance:	$502,807	$0	NAP	Maturity Date LTV:	34.6%	65.2%
Other Reserves(5):	$34,539,189	Springing	NAP	UW NOI DY(7):	17.1%	9.1%
				UW NCF DSCR(7):	3.10x	1.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$159,000,000	47.1%	Loan Payoff(11)	$268,199,965	79.4%
Subordinate Companion Loan(1)	141,000,000	41.7	Upfront Reserves	36,238,022	10.7
Preferred Equity(12)	30,000,000	8.9	Closing Costs	33,428,531	9.9
Sponsor Equity	7,866,518	2.3
Total Sources	$337,866,518	100.0%	Total Uses	$337,866,518	100.0%
(1)	The Herald Center Mortgage Loan (as defined below) is part of the Herald Center Whole Loan (as defined below) which is comprised of six senior pari passu promissory notes and five subordinate promissory notes, with an aggregate original principal balance and Cut-off Date Balance of $300,000,000.
(2)	Interest Rate represents the interest rate of the Herald Center Senior Loan (as defined below). The weighted average interest rate of the Herald Center Subordinate Companion Loan (as defined below) is approximately 7.90376110673759% per annum. The interest rate of the Herald Center Whole Loan is 6.59320% per annum.
(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date on February 6, 2025. Defeasance of the Herald Center Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note comprising a part of the Herald Center Whole Loan to be securitized and (ii) January 3, 2029. The assumed lockout period of 25 payments is based on the expected Benchmark 2025-V13 securitization closing date in February 2025. The actual lockout period may be longer.
(4)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(5)	Initial Other Reserves include a Yeshiva tenant improvement reserve of $31,005,000, a Yeshiva seller work reserve of $2,465,548, a JIBEI (as defined below) reserve of $800,250 and a rent concession reserve of $268,391.
(6)	The Herald Center Whole Loan is also secured by the leasehold estate created by the Ground Lease (as defined below). The lien of the leasehold mortgage on the Yeshiva Unit (as defined below) will be released upon the creation of the leasehold condominium and the transfer of the Yeshiva Unit to Yeshiva University (“Yeshiva”). In addition, Yeshiva has the right to acquire the leasehold condominium interest in the fourth floor of the Herald Center Property following the creation of the leasehold condominium, subject to satisfaction of certain conditions precedent set forth in the Herald Center Whole Loan documents, as described under “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases—Property Releases; Free Releases” in the Preliminary Prospectus.
(7)	Occupancy and UW Economic Occupancy are inclusive of the space leased to Yeshiva, which will take occupancy of its space across three phases, which are expected to be completed by January 1, 2027. Underwritten NOI, Underwritten NCF, UW NOI DY and UW NCF DSCR are also inclusive of the rents that will become payable in three phases after Yeshiva occupies its space. Please refer to “The Property” below for more information.
(8)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the new lease to Yeshiva.
(9)	The decrease from 2022 NOI to 2023 NOI is attributable to the former tenant occupying floors five through nine of the Herald Center Property going out of business.
(10)	2021 NOI is unavailable as it was not provided by the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

75

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%
(11)	The Loan Payoff amount includes a $22,874,172 payoff of the existing preferred equity investment and the retirement of a $4,938,289 line of credit provided by M&T Bank.
(12)	The preferred equity was provided by Big Herald Investments II, LLC and the rate of return on the preferred equity is 13%, consisting of an 8.0% current pay and 5.0% that accrues until cash flow from the Herald Center Property (as defined below) is available to pay such accrued portion. Please see “Preferred Equity Terms” below for more information regarding the terms of the preferred equity.

The Loan. The fifth largest mortgage loan (the “Herald Center Mortgage Loan”) is part of a whole loan with an original principal balance and Cut-off Date Balance of $300,000,000 (the “Herald Center Whole Loan”) secured by a first lien deed of trust on borrowers’ fee interest and leasehold interests in a 267,207 square foot, multi-level, mixed-use office and retail center located in New York, New York (the “Herald Center Property”). The Herald Center Whole Loan was originated on January 3, 2025 by Bank of Montreal (“BMO”). On January 3, 2025, BMO transferred Note A-6, with an original principal balance and Cut-off Date Balance of $20,000,000, to 3650 Real Estate Investment Trust 2 LLC (“3650 Capital”). The Herald Center Whole Loan is comprised of six senior pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $159,000,000 (collectively, the “Herald Center Senior Pari Passu Notes”, and the portion of the Herald Center Whole Loan evidenced by such six senior pari passu notes, the “Herald Center Senior Loan”) and five subordinate notes with an aggregate original principal balance and Cut-off Date Balance of $141,000,000 (collectively, the “Herald Center Subordinate Notes”, and the portion of the Herald Center Whole Loan evidenced by such five subordinate promissory notes, the “Herald Center Subordinate Companion Loan”). The Herald Center Senior Loan accrues interest at a fixed rate of 5.43100430157233% per annum and the weighted average interest rate of the Herald Center Subordinate Companion Loans is a fixed rate of 7.90376110673759% per annum. The Herald Center Mortgage Loan is evidenced by the controlling Note A-1 with an original principal balance and Cut-off Date Balance of $50,000,000, which will be contributed by BMO. The remaining Herald Center Senior Pari Passu Notes are expected to be contributed to other securitization trusts, as set forth in the Whole Loan Summary below. The Herald Center Subordinate Notes will also be contributed to the Benchmark 2025-V13 securitization trust but will not be included in the mortgage pool. Payments allocated to the Herald Center Subordinate Notes will be paid only to the holders of the loan-specific certificates backed by the Herald Center Subordinate Notes. The Herald Center Whole Loan has a five-year term, is interest-only for the entire term and accrues interest on an Actual/360 basis. The scheduled maturity date of the Herald Center Whole Loan is January 6, 2030.

The Herald Center Senior Pari Passu Notes are senior in right of payment to the Herald Center Subordinate Notes. Note B is subordinate to the Herald Center Senior Pari Passu Notes but senior to the other Herald Center Subordinate Notes in right of payment. Note C is subordinate to the Herald Center Senior Pari Passu Notes and Note B but senior to the other Herald Center Subordinate Notes in right of payment. Note D is subordinate to the Herald Center Senior Pari Passu Notes, Note B and Note C but senior to the other Herald Center Subordinate Notes in right of payment. Note E is subordinate to the Herald Center Senior Pari Passu Notes, Note B, Note C and Note D but senior to Note F in right of payment. Note F is subordinate to the Herald Center Senior Pari Passu Notes and the other Herald Center Subordinate Notes in right of payment. Note F will be the initial controlling note unless the Note F control appraisal period (i.e., any period during which the principal balance of Note F is less than 25% of its initial principal balance as a result of the application of appraisal reduction amounts or realized losses) occurs and is continuing. If the Note F control appraisal period has occurred and is continuing, but the subordinate note control appraisal period (i.e., any period during which the aggregate principal balance of all of the Herald Center Subordinate Notes is less than 25% of the initial aggregate principal balance of all of the Herald Center Subordinate Notes as a result of the application of appraisal reduction amounts or realized losses) has not occurred, there will be no controlling note. If both the Note F control appraisal period and the subordinate note control appraisal period have occurred and are continuing, Note A-1 will be the controlling note, as further described in the Whole Loan Summary table below.

The Herald Center Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V13 securitization trust. The relationship between the holders of the Herald Center Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Herald Center Pari Passu-AB Whole Loan” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

76

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The table below identifies the promissory notes that comprise the Herald Center Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1	$50,000,000	$50,000,000	Benchmark 2025-V13	Yes(2)
A-2(1)	$31,000,000	$31,000,000	BMO	No
A-3(1)	$26,000,000	$26,000,000	BMO	No
A-4(1)	$20,000,000	$20,000,000	BMO	No
A-5(1)	$12,000,000	$12,000,000	BMO	No
A-6(1)	$20,000,000	$20,000,000	3650 Capital	No
Senior Loan	$159,000,000	$159,000,000
B	$39,805,000	$39,805,000	Benchmark 2025-V13 (Loan-Specific Certificates)	No
C	$34,370,000	$34,370,000	Benchmark 2025-V13 (Loan-Specific Certificates)	No
D	$34,590,000	$34,590,000	Benchmark 2025-V13 (Loan-Specific Certificates)	No
E	$25,235,000	$25,235,000	Benchmark 2025-V13 (Loan-Specific Certificates)	No
F	$7,000,000	$7,000,000	Benchmark 2025-V13 (Loan-Specific Certificates)	Yes(2)
Subordinate Companion Loan	$141,000,000	$141,000,000
Whole Loan	$300,000,000	$300,000,000
(1)	Expected to be contributed to one or more securitization trust(s).
(2)	Note F will be the initial controlling note unless the Note F control appraisal period (i.e., any period during which the principal balance of Note F is less than 25% of its initial principal balance as a result of the application of appraisal reduction amounts or realized losses) occurs and is continuing. If the Note F control appraisal period has occurred and is continuing, but the subordinate note control appraisal period (i.e., any period during which the aggregate principal balance of all of the Herald Center Subordinate Notes is less than 25% of the initial aggregate principal balance of all of the Herald Center Subordinate Notes as a result of the application of appraisal reduction amounts or realized losses) has not occurred, there will be no controlling note. If both the Note F control appraisal period and the subordinate note control appraisal period have occurred and are continuing, Note A-1 will be the controlling note. See “Description of the Mortgage Pool—The Whole Loans—The Herald Center Pari Passu-AB Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under the Herald Center Whole Loan.

The Property. The Herald Center Property consists of a nine-story, plus lower level, Class B, 267,207 square foot retail and office building located along the entire western blockfront of Broadway / Avenue of the Americas, between West 33rd and West 34th Streets. The retail component of the Herald Center Property, located between the lower level through the third floors with sub-basement storage space, totals 70,401 square feet (26.3% of NRA) and generates 64.8% of total underwritten base rent. The office component, located on floors four through nine totals 184,304 square feet (69.0% of NRA), and generates 24.9% of total underwritten base rent. The office component contains the space occupied by Yeshiva and The Joint Industry Board of the Electrical Industry (“JIBEI”). As of September 1, 2024, the Herald Center Property was 97.9% occupied by three retail tenants, two office tenants and three other tenants utilizing air and antennae space. The Herald Center Property was built in 1902 and renovated in 2015.

The fee interest in the Herald Center Property is held by Herald Center Department Store of New York LLC (the “Fee Borrower”). The leasehold interest in the Herald Center Property is held by Herald Center Department Store of New York Leasehold LLC (the “Leasehold Borrower”), which leasehold estate is created by an amended and restated ground lease (the “Ground Lease”) between the Fee Borrower, as the lessor, and the Leasehold Borrower, as the lessee, which was entered into in connection with the closing of the Herald Center Whole Loan, in order to allow the borrowers to convert the Herald Center Property to a leasehold condominium structure following the closing of the Herald Center Whole Loan, as further described below. The Ground Lease is scheduled to expire on the later of (x) June 30, 2056 or (y) the last day of the month during which occurs the day immediately preceding the date occurring 31 years after the condominium commencement date (which has not occurred yet). The current annual base ground rent as of the Cut-off Date is $14,393,092.

In connection with the closing of the Herald Center Whole Loan, the Leasehold Borrower and Yeshiva entered into certain leasehold condominium documents and the purchase and sale agreement (collectively, the “Yeshiva Transaction Documents”). Under the Yeshiva Transaction Documents, the Herald Center Property is expected to be converted to a leasehold condominium structure, which will initially have two units: Unit 1 and Unit 2. Unit 2 will represent a 49.3774% undivided interest in the leasehold condominium common elements appurtenant to unit 2 and the rights of such unit under the leasehold condominium declaration with respect to the limited common elements appurtenant to unit 2) (collectively, the “Retail Unit”) and will be retained by the Leasehold Borrower. Unit 1 will represent the related 50.6226% undivided interest in the leasehold condominium comment elements appurtenant to unit 1, and the limited common elements appurtenant to unit 1) (collectively, the “Yeshiva Unit”) and will be conveyed to Yeshiva upon the completion of the conversion.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

77

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

On November 25, 2024, the borrower submitted the leasehold condominium documents to the New York City Department of Finance (the “DOF”) for approval. The leasehold condominium approval from the DOF was obtained on January 21, 2025. The leasehold condominium, if formed, will have a term of 31 years (co-terminus with the Ground Lease). Additionally, the leasehold condominium will be subject and subordinate to the Ground Lease. Following the creation of the leasehold condominium, (i) the fee mortgage will continue as a mortgage on the Fee Borrower’s fee simple interest in the entire Herald Center Property, (ii) the leasehold mortgage will continue as a first priority mortgage on the leasehold estate in both the Retail Unit and the Yeshiva Unit, and (iii) upon the sale of the Yeshiva Unit to Yeshiva, the Yeshiva Unit will be released from the lien of the leasehold mortgage.

In order to address any potential delay in obtaining the approval from DOF, the Fee Borrower, Leasehold Borrower and Yeshiva entered into a Temporary Occupancy Agreement, dated as of the origination date of the Herald Center Whole Loan (“TOA”). Pursuant to the TOA, Yeshiva is obligated to perform all of the obligations set forth in the Yeshiva Transaction Documents over the same duration that it agreed to under the Yeshiva Transaction Documents as if the leasehold condominium had been formed and the Yeshiva Unit was sold to Yeshiva on the origination date of the Herald Center Whole Loan, regardless of whether such leasehold condominium has been actually formed and the Yeshiva Unit was actually sold to Yeshiva. Neither such TOA nor any of the Yeshiva Transaction Documents provide Yeshiva with any termination or contraction options (other than customary limited termination rights in connection with a casualty or condemnation). The 31-year lease and leasehold condominium structure described above will allow the Yeshiva Unit to be tax exempt, thus creating a tax saving to the borrowers and Yeshiva. For simplicity, throughout this Term Sheet, the Transaction Documents and TOA governing Yeshiva’s obligations with respect to the Yeshiva Unit are referred to in this term Sheet as the “Yeshiva Lease”, and Yeshiva is presented as a tenant, and the ground rent payable by Yeshiva with respect to its space is presented as “base rent”.

Yeshiva is expected to take possession of its 155,025 square foot premises across three tranches. The Yeshiva premises includes portions of the first floor, mezzanine floor and floors five through nine. Yeshiva accepted possession of tranche 1 on November 1, 2024 (the “Tranche 1 Commencement Date”), which includes portions of the first floor, the mezzanine floor and sixth floor and the entirety of the fifth floor (the “Tranche 1 Premises”). The Ground Rent Pass Through Date (as defined below) for tranche 1 will be July 1, 2025. The possession date for tranche 2, which include portions of the sixth floor and the entirety of the seventh floor (the “Tranche 2 Premises”), will be no later than January 1, 2026 (the “Tranche 2 Commencement Date”). The Ground Rent Pass Through Date for tranche 2 will be July 1, 2026. The possession date for tranche 3, which includes the entirety of the eighth and ninth floors (the “Tranche 3 Premises”), will be no later than January 1, 2027 (the “Tranche 3 Commencement Date”). The Ground Rent Pass Through Date for tranche 3 will be July 1, 2027.

The “Ground Rent Pass Through Date” is the date that Yeshiva is obligated to make its base rent payment for each applicable tranche under the Yeshiva Lease.

Major Tenants. The three largest tenants at the Herald Center Property based upon underwritten base rent are H&M, Yeshiva and Bank of America, National Association:

H&M (62,800 square feet; 23.5% NRA; 53.5% of underwritten base rent): H&M Hennes & Mauritz (“H&M”) is a global retailer offering affordable apparel for men, women, and children. H&M was incorporated in 1947 and remains under the control of the family of founder Erling Persson. H&M group’s brands are H&M, H&M Home, COS, Weekday, Monki, & Other Stories, ARKET, Afound and Singular Society. As of 2023, H&M operated over 4,000 stores across 77 markets with approximately 143,000 employees. H&M has been a tenant at the Herald Center Property since 2014 under a lease with an expiration date of January 31, 2041 and has one, five-year renewal option. H&M has the right to terminate its lease at the Herald Center Property effective any time after January 1, 2036 provided (i) no event of default then exists, (ii) H&M delivers notice to landlord at least 24 months prior to the effective date of the termination; (iii) H&M pays a termination fee equal to six months of monthly base rent within 90 days after the date H&M vacates the premises.

Yeshiva (155,025 square feet; 58.0% NRA; 20.4% of underwritten base rent): Yeshiva is a Jewish, liberal arts university in New York City, New York. Yeshiva has three campuses: Wilf Campus (500 West 185th Street), Israel Henry Beren Campus (245 Lexington Avenue), Brookdale Center (55 Fifth Avenue), and Jack and Pearl Resnick Campus space (Eastchester Road and Morris Park Avenue). In addition to on campus learning, Yeshiva also gives students the option to study online. The undergraduate curriculum is comprised of a mix of Jewish studies, liberal arts courses, and science courses. Yeshiva has 2,319 undergraduate students, tuition and fees of $51,800 annually, and an endowment of approximately $518 million USD as of the end of 2022. Yeshiva University’s tenancy at the Herald Center Property begins in 2025 under a lease with an expiration date of June 30, 2056, and no renewal or termination options.

Bank of America, National Association (5,293 square feet; 2.0% NRA; 10.2% of underwritten base rent): Bank of America, National Association (“Bank of America”) is a multinational financial institution founded in 1998 in San Francisco, California and now headquartered in Charlotte, North Carolina. Bank of America provides services to individual customers, small/middle-market businesses, as well as large corporations. Bank of America provides banking, investing, asset management services, and also provides wealth management, corporate and investment banking and trading services. Bank of America provides services to 69 million consumers and small businesses, with approximately 3,700 retail locations and 15,000 ATM’s. Bank of America has a market capitalization of $346.124 billion USD and reported revenues of $189.111 billion USD for the twelve months ending September 30, 2024. Bank of America has been a tenant at the Herald Center Property since 2002 under a lease with an expiration date of July 31, 2032, with one, five-year renewal option and no termination options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

78

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The following table presents certain information relating to the historical occupancy of the Herald Center Property:

Historical and Current Occupancy(1)
2021(2)	2022(2)	2023(2)	Current(3)(4)
96.8%	30.1%	42.3%	97.9%
(1)	Historical Occupancies are the annual average physical occupancy of each respective year.
(2)	The decrease in occupancy from 2021 to the years 2022 and 2023 is attributable to the former tenant occupying floors five through nine of the Herald Center Property going out of business.
(3)	Current Occupancy is as of September 1, 2024.
(4)	Current Occupancy is inclusive of the space leased to Yeshiva, which will take occupancy of its space across three phases, as further described above.

The following table presents certain information relating to the tenants at the Herald Center Property:

Top Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent	Lease Exp. Date
Retail
H&M	NR/BBB/NR	62,800	23.5%	$304.84	$19,144,223	53.5%	1/31/2041
Bank of America	A1/A-/AA-	5,293	2.0	$688.45	3,643,992	10.2	7/31/2032
CL Vista Holdings LLC	NR/NR/NR	2,308	0.9	$171.37	395,520	1.1	2/28/2034
Total Retail		70,401	26.3%	$329.31	$23,183,736	64.8%
Office
Yeshiva(4)	NR/NR/NR	155,025	58.0%	$47.00	$7,286,175	20.4%	6/30/2056
The Joint Industry Board of the Electrical Industry	NR/NR/NR	29,279	11.0	$55.00	1,610,345	4.5	12/31/2043
Total Office		184,304	69.0%	$48.27	$8,896,520	24.9%
Other
New York SMSA Limited Partnership	Baa1/BBB+/A-	6,500	2.4%	$538.46	$3,500,000	9.8%	10/31/2035
T-Mobile Northeast LLC	Baa2/BBB/BBB+	210	0.1	$526.18	110,498	0.3	10/31/2028
New Cingular Wireless PCS, LLC (CN927)	Baa2/BBB/BBB+	100	0.0	$936.00	93,600	0.3	4/30/2026
Total Other		6,810	2.5%	$543.92	$3,704,098	10.4%

Occupied Collateral Total		261,515	97.9%	$136.83	$35,784,354	100.0%

Vacant Space		5,692	2.1%

Collateral Total		267,207	100.0%

(1)	Based on the underwritten rent roll as of September 1, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF and UW Base Rent include rent steps totaling $1,300,342 through January 2026.
(4)	The Yeshiva premises include portions of the first floor, mezzanine floor and floors five through nine. Yeshiva accepted possession of Tranche 1 Premises (i.e., portions of the first floor, the mezzanine floor and sixth floor and the entirety of the fifth floor) on the Tranche 1 Commencement Date. Yeshiva will be required to pay rent with respect to the Tranche 1 Premises, commencing on July 1, 2025. Yeshiva is expected to take possession of Tranche 2 Premises (i.e., portions of the sixth floor and the entirety of the seventh floor) no later than January 1, 2026. Yeshiva will be required to pay rent with respect to the Tranche 2 Premises, commencing on July 1, 2026. Yeshiva is expected to take possession of the Tranche 3 Premises (i.e., the entirety of the eighth and ninth floors) no later than January 1, 2027. Yeshiva will be required to pay rent with respect to the Tranche 3 Premises, commencing on July 1, 2027. Although Yeshiva is obligated to take possession and pay rent under the TOA, there can be no assurance that Yeshiva will take possession of its space or begin to pay rent as scheduled or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

79

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The following table presents certain information relating to the tenant lease expirations at the Herald Center Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring(2)	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(3)	% of UW Base Rent Expiring	Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(3)	Cumulative % of UW Base Rent Expiring
MTM	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2026	1	100	0.0	93,600	0.3	100	0.0%	$93,600	0.3%
2027	0	0	0.0	0	0.0	100	0.0%	$93,600	0.3%
2028	1	210	0.1	110,498	0.3	310	0.1%	$204,098	0.6%
2029	0	0	0.0	0	0.0	310	0.1%	$204,098	0.6%
2030	0	0	0.0	0	0.0	310	0.1%	$204,098	0.6%
2031	0	0	0.0	0	0.0	310	0.1%	$204,098	0.6%
2032	1	5,293	2.0	3,643,992	10.2	5,603	2.1%	$3,848,090	10.8%
2033	0	0	0.0	0	0.0	5,603	2.1%	$3,848,090	10.8%
2034	1	2,308	0.9	395,520	1.1	7,911	3.0%	$4,243,610	11.9%
2035	1	6,500	2.4	3,500,000	9.8	14,411	5.4%	$7,743,610	21.6%
2036 & Beyond(4)	3	247,104	92.5	28,040,743	78.4	261,515	97.9%	$35,784,354	100.0%
Vacant	NAP	5,692	2.1	NAP	NAP	267,207	100.0%	NAP	NAP
Total	8	267,207	100.0%	$35,784,354	100.0%
(1)	Based on the underwritten rent roll as of September 1, 2024.
(2)	Certain tenants have more than one lease and certain tenants may have early termination options.
(3)	UW Base Rent includes rent steps totaling $1,300,342 through January 2026.
(4)	The Yeshiva premises include portions of the first floor, mezzanine floor and floors five through nine. Yeshiva accepted possession of Tranche 1 Premises (i.e., portions of the first floor, the mezzanine floor and sixth floor and the entirety of the fifth floor) on the Tranche 1 Commencement Date. Yeshiva will be required to pay rent with respect to the Tranche 1 Premises, commencing on July 1, 2025. Yeshiva is expected to take possession of Tranche 2 Premises (i.e., portions of the sixth floor and the entirety of the seventh floor) no later than January 1, 2026. Yeshiva will be required to pay rent with respect to the Tranche 2 Premises, commencing on July 1, 2026. Yeshiva is expected to take possession of the Tranche 3 Premises (i.e., the entirety of the eighth and ninth floors) no later than January 1, 2027. Yeshiva will be required to pay rent with respect to the Tranche 3 Premises, commencing on July 1, 2027. Although Yeshiva is obligated to take possession and pay rent under the TOA, there can be no assurance that Yeshiva will take possession of its space or begin to pay rent as scheduled or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

80

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The following table presents certain information relating to the operating performance and underwritten net cash flow of the Herald Center Property:

Cash Flow Analysis
	2022	2023	TTM(1)	Underwritten	Per Square Foot	%(2)
Gross Potential Rent(3)	$33,715,691	$27,733,867	$29,158,635	$34,484,016	$129.05	91.4%
Rent Steps	0	0	0	1,300,342	$4.87	3.4
Reimbursements Income	2,323,932	548,975	701,108	2,126,340	$7.96	5.6
Straight Line Rent	0	0	0	372,764	$1.40	1.0
Gross Revenue	$36,039,623	$28,282,842	$29,859,742	$38,283,462	$143.27	101.4%
(Vacancy)	0	0	0	(535,473)	($2.00)	(1.4)
Net Rental Income	$36,039,623	$28,282,842	$29,859,742	$37,747,989	$141.27	100.0%
Other Income(4)	499,577	325,465	446,687	49,072	$0.18	0.1
Effective Gross Income	$36,539,200	$28,608,307	$30,306,429	$37,797,061	$141.45	100.1%
Total Expenses(5)	9,513,825	10,369,830	11,031,899	10,592,417	$39.64	28.0
Net Operating Income	$27,025,375	$18,238,477	$19,274,531	$27,204,644	$101.81	72.0%
Replacement Reserves	0	0	0	53,441	$0.20	0.1
Net Cash Flow	$27,025,375	$18,238,477	$19,274,531	$27,151,203	$101.61	71.8%
(1)	TTM reflects the trailing 12-month period ending August 31, 2024.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Underwritten Gross Potential Rent includes the cumulative underwritten base rent of $7,286,175 from Yeshiva. The Yeshiva premises include portions of the first floor, mezzanine floor and floors five through nine. Yeshiva accepted possession of Tranche 1 Premises (i.e., portions of the first floor, the mezzanine floor and sixth floor and the entirety of the fifth floor) on the Tranche 1 Commencement Date. Yeshiva will be required to pay rent with respect to the Tranche 1 Premises, commencing on July 1, 2025. Yeshiva is expected to take possession of Tranche 2 Premises (i.e., portions of the sixth floor and the entirety of the seventh floor) no later than January 1, 2026. Yeshiva will be required to pay rent with respect to the Tranche 2 Premises, commencing on July 1, 2026. Yeshiva is expected to take possession of the Tranche 3 Premises (i.e., the entirety of the eighth and ninth floors) no later than January 1, 2027. Yeshiva will be required to pay rent with respect to the Tranche 3 Premises, commencing on July 1, 2027. Although Yeshiva is obligated to take possession and pay rent under the TOA, there can be no assurance that Yeshiva will take possession of its space or begin to pay rent as scheduled or at all.
(4)	Other Income is underwritten to year four.
(5)	Total Expenses include real estate taxes, insurance, management fees, utilities, repairs and maintenance, payroll and related, cleaning and general and administrative. The Herald Center Property benefits from a New York City Industrial & Commercial Abatement Program (“ICAP”) abatement. Real estate taxes were underwritten based on the average of the lender’s tax and condominium counsel’s estimated calendar year taxes over the loan term and the appraisal’s estimate of the business improvement district taxes (BID).

Appraisal. According to the appraisal, the Herald Center Property had an “as-is” appraised value of $460,000,000 as of August 14, 2024 and a prospective value upon stabilization of $535,000,000 as of August 1, 2027. The prospective value upon stabilization assumed lease-up that will be incurred during the first three years of the analysis period as part of the Yeshiva Lease. The table below shows the appraisal’s “as-is” appraised value.

Appraisal Valuation Summary(1)
Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$460,000,000	5.50%
(1)	Source: Appraisal.

Environmental. According to a Phase I environmental assessment dated August 27, 2024, there was no evidence of any recognized environmental conditions at the Herald Center Property.

The Market. The Herald Center Property is located in the Penn Station/Garment neighborhood within the New York metropolitan statistical area in the borough of Manhattan. Manhattan is an iconic and vibrant borough, known for its major landmarks and business districts. Wall Street, in lower Manhattan, is the epicenter for global finance and is the home of the New York Stock Exchange, investment banks, brokerage firms, and more. The city’s other boroughs are Brooklyn, Queens, Staten Island, and the Bronx, otherwise known as Kings, Queens, Richmond, and Bronx counties, respectively. The area’s mass transit infrastructure connects the five boroughs as well as the surrounding suburban areas.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

81

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The Penn Station/Garment neighborhood borders both the Grand Central and Time Square neighborhoods, and benefits from proximity to areas such as Bryant Park and Rockefeller Center. The neighborhood surrounding the Herald Center Property gains foot traffic from retailers such as the Macy’s flagship store which reports approximately 20 million shoppers a year. The Herald Center Property is accessible via several Manhattan commuter transportation hubs including the Herald Square subway station and Pennsylvania Station.

As of the second quarter of 2024, the New York office market had a total inventory of 976,492,482 square feet, according to a market data provider. The overall vacancy rate was 13.7% and the overall average asking rent was $57.04 per square foot. A market data provider projects the office vacancy rate for New York to increase to 14.2% by year-end 2024 and continue rising until leveling off at the forward-looking five-year average of 15.7%.

Overall, the vacancy rate increased by 120 bps from year-end 2022 to 13.7%, substantially higher than the 5-year average of 11.2%. As of the second quarter of 2024, the overall asking rental rate increased by $0.17 per square foot (or 0.3%) since year-end 2023 to $57.04 per square foot, and is projected to slightly increase to $57.30 per square foot in year-end 2024, then grow marginally through 2028 to $58.26 per square foot.

The following table presents certain information relating to comparable office leases for the Herald Center Property:

Comparable Office Lease Summary(1)(2)
Property Name/Location	Year Built / Renovated	Size (SF)	Tenant	Suite Size (SF)		Rent PSF		Commencement	Lease Term (Months)
Herald Center New York, NY	1902 / 2015	267,207(3)	Yeshiva(3)	155,025	(3)	$47.00	(3)	Various(3)	Various(3)
1578 Lexington Avenue New York, NY	NAP	138,165	Mount Sinai	138,165		$47.50		Q2-2024	432
488 Madison Avenue New York, NY	NAP	142,308	Archdiocese of New York (ADNY)	142,308		$45.00		Q1-2024	378
1180 Avenue of the Americas New York, NY	NAP	46,000	Selfhelp Community Services	46,000		$53.00		Q1-2024	378
110 William Street New York, NY	NAP	640,744	DCAS	640,744		$45.00		Q4-2023	248
1334 York Avenue New York, NY	NAP	200,395	Weill Cornell Medicine	200,395		$67.50		Q4-2023	368
575 Lexington Avenue New York, NY	NAP	216,226	Weill Cornell Medicine (Expansion & Renewal)	216,226		$62.00		Q3-2023	360
5 Hanover Square New York, NY	NAP	62,969	Ideal School Manhattan	62,969		$46.00		Q3-2023	396
120 Broadway New York, NY	NAP	112,000	New York City Housing Development Corporation	112,000		$50.00		Q3-2023	360
(1)	Source: Appraisal unless otherwise indicated.
(2)	The appraisal utilized “Community Facility Leases” for comparable leases due to the office space at the Herald Center Property occupied by Yeshiva.
(3)	Based on the underwritten rent roll as of September 1, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

The following table presents certain information relating to comparable retail leases for the Herald Center Property:

Comparable Retail Lease Summary(1)
Property Name/Location	Tenant	Suite Size (SF)	Rent PSF	Commencement	Lease Term (Months)
Herald Center New York, NY	H&M Bank of America CL Vista Holdings LLC	62,800 5,293 2,308	$304.84 $688.45 $171.37	Various(2)	Various(2)
1466 Broadway New York, NY	Confidential	12,200	$204.92	Q3-2024	192
11 Times Square New York, NY	Confidential	49,982	$105.04	Q2-2024	198
5 Times Square New York, NY	Miniso	9,655	$372.86	Q1-2024	138
2 Times Square New York, NY	Van Leeuwen Ice Cream	600	$700.00	Q3-2023	120
2 Times Square New York, NY	Comur Corp - Sardinha Portuguesa	1,010	$772.28	Q3-2023	124
243 West 42nd Street New York, NY	Midtown Gifts	1,681	$550.27	Q3-2023	126
1501 Broadway New York, NY	Lids	954	$1,415.09	Q2-2023	120
112 West 34th Street New York, NY	Pandora	3,542	$409.37	Q1-2023	126
1100 Avenue of the Americas New York, NY	Bank of America	14,004	$402.00	Q1-2023	237
2 Herald Square New York, NY	Capital One	16,343	$431.38	Q4-2022	130
1500 Broadway New York, NY	Carlos Bakery	2,196	$760.00	Q2-2022	144
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll as of September 1, 2024.

The Borrowers and the Borrower Sponsor. The borrowers for the Herald Center Whole Loan are Herald Center Department Store of New York LLC and Herald Center Department Store of New York Leasehold LLC, each a Delaware limited liability company and special purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Herald Center Whole Loan. The borrower sponsor is J.E.M.B. Realty Corp. J.E.M.B. Realty Corp. was founded in 1990 by Morris Bailey and Joseph Jerome, who is one of the guarantors of the Herald Center Whole Loan. J.E.M.B. Realty Corp. is a family-run real estate development, investment and management company based in New York City. The non-recourse carveout guarantors for the Herald Center Whole Loan are Joseph Jerome and Bailey Family 1998 Grandchildren’s Trust. Mr. Jerome is a president of J.E.M.B. Realty Corp. Mr. Jerome also founded BUSAC Real Estate, which operate and manage office towers, shopping centers and residential complexes totaling over 6.5 million square feet across North America.

Property Management. The Herald Center Property is managed by J.E.M.B Realty Corp., an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Herald Center Whole Loan, the borrowers deposited (i) approximately $1,196,026 into a real estate tax reserve account, (ii) $502,807 into a deferred maintenance reserve account, (iii) $31,005,000 into a Yeshiva reserve account, (iv) $2,465,548 into a Yeshiva seller work reserve account, (v) $268,391 into a rent concession reserve account and (vi) $800,250 into a reserve account for work relating to JIBEI.

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the estimated annual real estate tax payments (initially estimated to be approximately $598,013).

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated insurance payments. Such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Herald Center Whole Loan documents and the borrowers provide evidence of the renewal of any insurance policy prior to the expiration thereof and receipts for the payment of the applicable premiums (which is currently the case).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

83

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

Replacement Reserve – On a monthly basis, the borrowers are required to escrow approximately $4,453 for the payment or reimbursement of approved capital expenses.

Material Tenant Reserve – During the continuance of a Material Tenant Trigger Event (as defined below), the borrowers will be required to deposit the applicable Material Tenant Monthly Deposit (as defined below) for an approved Material Tenant (as defined below) TI/LC expenses in connection with any qualified Material Tenant Lease (as defined below), to be capped when the balance of the Material Tenant reserve reaches two years of full annual, unabated gross rent for the applicable Material Tenant.

A “Material Tenant” means (i) any tenant of all or a portion of the Herald Center Property under a Material Tenant Lease and (ii) Yeshiva or any person who succeeds to Yeshiva’s interests under the Yeshiva Lease.

A “Material Tenant Lease” means (i) the H&M lease, (ii) the Yeshiva Lease and/or the Leasehold Condominium documents, (iii) any lease which together with all other leases to the same tenant and to all affiliates of such tenant, (a) provides for rental income representing 15% or more of the total rental income for the Herald Center Property or (b) covers more than 15% or more of the total square feet at the Herald Center Property, or (iv) any instrument guaranteeing or providing credit support for any lease identified in the immediately preceding clauses (i), (ii) and/or (iii).

A “Material Tenant Go Dark Event” means that a Material Tenant goes dark or ceases to conduct business at all or a portion of its Material Tenant space for a period of six consecutive months or longer, other than (i) in connection with portions of the space demised to such Material Tenant that are not being utilized due to such Material Tenant’s implementation of a hybrid work program and each of the following conditions is satisfied: (x) a majority of such Material Tenant’s demised premises remains available and functional for the use contemplated by said Material Tenant Lease if and to the extent on any given day employees of such Material Tenant were to elect to utilize such space for work and (y) onsite staff remain in place during normal business hours at the applicable premises to implement and provide standard and customary services with respect to the applicable space, (ii) in the event that a Material Tenant subleases all or a portion of its Material Tenant space to a subtenant in accordance with the terms of the Herald Center Whole Loan documents and the applicable Material Tenant Lease, the initial period during which such Material Tenant or the subtenant is performing tenant improvements or remodeling the subleased premises in preparation for such subtenant to commence its operations at the subleased premises, in all cases in accordance with the terms of the Herald Center Whole Loan documents, provided that (x) the Material Tenant Lease remains in full force, (y) the Material Tenant continues to remain liable to the borrowers for all obligations under the Material Tenant Lease, and (z) the Material Tenant continues to pay all rent due under the Material Tenant Lease during the period any such tenant improvements or remodeling is being performed, (iii) with respect to the portion of the space in the Yeshiva Unit identified as Tranche 1 Premises, Tranche 2 Premises and Tranche 3 Premises only, the period commencing on January 3, 2025 and continuing through the date that is (A) with respect to Tranche 1 Premises, July 30, 2025, (such period from January 3, 2025 to July 30, 2025, the “Yeshiva Tranche 1 Pre-Possession Period”), (B) with respect to Tranche 2 Premises, 30 days after the Tranche 2 Commencement Date (such period from January 3, 2025 to 30 days after the Tranche 2 Commencement Date, the “Yeshiva Tranche 2 Pre-Possession Period”) and (C) with respect to Tranche 3 Premises, thirty (30) days after the Tranche 3 Commencement Date (such period from January 3, 2025 to 30 days after the Tranche 3 Commencement Date, the “Yeshiva Tranche 3 Pre-Possession Period”), a Material Tenant Go Dark Event is not deemed to have occurred with respect to (I) Tranche 1 Premises during the Yeshiva Tranche 1 Pre-Possession Period, (II) Tranche 2 Premises during the Yeshiva Tranche 2 Pre- Possession Period and (III) Tranche 3 Premises during the Yeshiva Tranche 3 Pre-Possession Period, or (iv) with respect to Tranche 1 Premises, Tranche 2 Premises and Tranche 3 Premises only, solely in connection with a permissible closure (as defined in the underlying lease). For the avoidance of doubt, a Material Tenant Go Dark Event with respect to Yeshiva is only deemed to occur if Yeshiva (or any permitted assignee of Yeshiva) has gone dark or ceases to conduct business in the ordinary course in each tranche for a period of six consecutive months or longer.

A “Material Tenant Monthly Deposit” means:

(1)	if a Material Tenant 35% Excess Cash Flow Event (as defined below) has occurred and is continuing, the amount of 35% of the excess cash flow;
(2)	if a Material Tenant 50% Excess Cash Flow Event (as defined below) has occurred and is continuing, the amount of 50% of the excess cash flow;
(3)	if a Material Tenant 75% Excess Cash Flow Event (as defined below) has occurred and is continuing, the amount of 75% of the excess cash flow;
(4)	if a Material Tenant 100% Excess Cash Flow Event (as defined below) has occurred and is continuing, the amount of 100% of the excess cash flow; or
(5)	if any Material Tenant Trigger Event (other than a Material Tenant Monthly Deposit Event (as defined below)) has occurred and is continuing, the amount of 100% of the excess cash flow.

A “Material Tenant Monthly Deposit Event” occurs if the following clauses are individually and/or collectively satisfied:

(1)	“Material Tenant 35% Excess Cash Flow Event”: if H&M is not dark and has a rating of BB-/Ba3 or above by all agencies but below BBB-/Baa3 by any agency;
(2)	“Material Tenant 50% Excess Cash Flow Event”: if H&M is not dark and has a rating of B-/B3 or above by all agencies but below BB-/Ba3 by any agency;

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

84

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%
(3)	“Material Tenant 75% Excess Cash Flow Event”: (i) if H&M is dark and (x) has a rating of BBB-/Baa3 or above by all agencies; or (y) has a rating of BB-/Ba3 or above by all agencies but below BBB-/Baa3 by any agency; or (ii) if H&M is not dark and has a rating below B-/B3 by any agency; or
(4)	“Material Tenant 100% Excess Cash Flow Event”: if H&M is dark and (i) has a rating of B-/B3 or above by all agencies but below BB-/Ba3 by any agency; or (ii) has a rating below B-/B3 by any agency.

A “Material Tenant Trigger Event” means (i) if a Material Tenant gives written notice to the borrowers of its intention to terminate or not extend its Material Tenant Lease; (ii) if, on or prior to the date that is 12 months prior to the then-applicable expiration date under its Material Tenant Lease, a Material Tenant does not extend its Material Tenant Lease on the same or equivalent terms expressly provided by such Material Tenant Lease; (iii) if, on or prior to the date by which a Material Tenant is required under its Material Tenant Lease to notify the borrowers of its election to extend such Material Tenant Lease, such Material Tenant does not give such notice; (iv) if a monetary or material non-monetary default beyond the expiration of applicable notice and/or cure periods occurs under a Material Tenant Lease; (v) any bankruptcy action of a Material Tenant or any parent company and/or lease guarantor with respect to a Material Tenant Lease; (vi) if a Material Tenant Lease is terminated or is no longer in full force and effect; (vii) if a Material Tenant Go Dark Event occurs with respect to any Material Tenant other than H&M; or (viii) the occurrence of a Material Tenant Monthly Deposit Event.

Leasehold Condominium Common Charges Reserve – Following the formation of the leasehold condominium, and only on each payment date during the continuance of a Trigger Period (as defined below), the borrowers are required to deposit an amount equal to 1/12th of the Leasehold Condominium Common Charges (as defined below) that the lender estimates will be payable by Leasehold Borrower at least 30 days prior to their respective due dates (all such amounts, collectively the “Leasehold Condominium Common Charges Fund”). If at any time the lender reasonably determines that the Leasehold Condominium Common Charges Fund is not or will not be sufficient to pay Leasehold Condominium Common Charges by the dates set forth above, the lender is required to notify the borrowers of such determination and the borrowers will be required increase their monthly payments to the Leasehold Condominium Common Charges Fund by the amount that the lender estimates is sufficient to make up the deficiency at least 30 days prior to delinquency of the Leasehold Condominium Common Charges.

“Leasehold Condominium Common Charges” means all common charges, maintenance fees and other assessments imposed on the Herald Center Property pursuant to the leasehold condominium documents, including, without limitation, water rates and sewer rates and rents as set forth in the Yeshiva Lease documents.

Underlying Lease Rent Reserve – On each payment date during a Trigger Period, the borrowers are required to pay an amount that is due and payable by the Leasehold Borrower in order to accumulate with the lender sufficient funds to pay all sums payable under the underlying lease at least seven business days prior to the dates due.

Lockbox / Cash Management. The Herald Center Whole Loan is structured with a hard lockbox with springing cash management. At origination of the Herald Center Whole Loan, the borrowers were required to deliver a notice to each tenant directing each tenant to remit all payments under the applicable lease directly to the lender-controlled lockbox. All funds received by the borrower or the property manager are required to be immediately deposited in such lockbox account. All funds deposited into the lockbox are required to be released to borrower on each business day as borrower elects unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, if lender elects (in its sole and absolute discretion) to deliver a restricted account notice, all funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with the Herald Center Whole Loan documents. All excess funds on deposit in the cash management account after the application of such funds in accordance with the Herald Center Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Herald Center Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. The Herald Center Whole Loan documents provide that so long as no event of default has occurred and is continuing, during a Trigger Period, lender may, in its sole and absolute discretion, upon written request from the borrower, disburse excess cash reserve funds (i) during the continuance of a Material Tenant Monthly Deposit Event, to pay the Material Tenant Monthly Deposit; (ii) during the continuance of any Material Tenant Trigger Event other than a Material Tenant Monthly Deposit Event, to the Material Tenant reserve; (iii) during the continuance of any Trigger Period other than a Material Tenant Trigger Event, to the excess cash reserve account; and (iv) during the continuance of a Material Tenant Monthly Deposit Event, other than a Material Tenant 100% Excess Cash Flow Event, provided no Material Tenant Trigger Event and/or Trigger Period is continuing, any remaining funds to the borrowers. Upon an event of default under the Herald Center Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (a) commencing upon the earliest of the occurrence of (i) an event of default, (ii) the debt service coverage ratio being less than: (x) 1.10x for two consecutive quarters from July 1, 2025 through June 30, 2026, (y) 1.15x for two consecutive quarters from July 1, 2026 through June 30, 2027 and (z) 1.20x for two consecutive quarters after June 30, 2027, and (iii) a Material Tenant Trigger Event; and (b) expiring upon (1) with respect to clause (i) above, the cure (if applicable) of such event of default, (2) with respect to clause (ii)(x) above, the date the debt service coverage ratio is equal to or greater than 1.10x for two consecutive calendar quarters, (3) with respect to clause (ii)(y) above, the date the debt service coverage ratio is equal to or greater than 1.15x for

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

85

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

two consecutive calendar quarters, (4) with respect to clause (ii)(z) above, the date the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters, provided however, the borrowers may deliver to the lender a letter of credit in an amount which, if applied to the outstanding principal balance of the Herald Center Whole Loan, would cause the applicable debt service coverage ratio set forth in the immediately preceding clause (2), and (5) with respect to clause (iii) above, a Material Tenant Trigger Event no longer exists.

Current Mezzanine or Secured Subordinate Indebtedness. The Herald Center Property also secures the Herald Center Subordinate Companion Loan, which has a Cut-off Date principal balance of $141,000,000. The Herald Center Subordinate Companion Loan is co-terminous with the Herald Center Senior Loan and accrues interest at 7.90376110673759% per annum, resulting in a blended rate for the Herald Center Whole Loan of 6.59320% per annum. The Herald Center Senior Pari Passu Notes are senior in right of payment to the Herald Center Subordinate Notes. Note B is subordinate to the Herald Center Senior Pari Passu Notes but senior to the other Herald Center Subordinate Notes in right of payment. Note C is subordinate to the Herald Center Senior Pari Passu Notes and Note B but senior to the other Herald Center Subordinate Notes in right of payment. Note D is subordinate to the Herald Center Senior Pari Passu Notes, Note B and Note C but senior to the other Herald Center Subordinate Notes in right of payment. Note E is subordinate to the Herald Center Senior Pari Passu Notes, Note B, Note C and Note D but senior to Note F in right of payment. Note F is subordinate to the Herald Center Senior Pari Passu Notes and the other Herald Center Subordinate Notes in right of payment.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. At any time, following the creation of the leasehold condominium, other than 30 days prior to and following any Secondary Market Transaction (as defined below), provided no event of default has occurred and is continuing, the Yeshiva Unit can be released subject to satisfaction of certain conditions including, but not limited to:

(i)	No event of default exists as of each of the Leasehold Condominium Documents Notice Date (as defined below), the Leasehold Condominium Notice Date (as defined below), the Leasehold Condominium Date (as defined below) and/or the date of consummation of the partial release;
(ii)	The lender has received at least two business days prior written notice of the date on which the borrowers intend to consummate the actions described in clause (i) of the of the definition of Leasehold Condominium Conversion as set forth in the Herald Center Whole Loan documents (the date of such notice, the “Leasehold Condominium Documents Notice Date”) and 20 days prior written notice of the date on which the borrowers intend to consummate, together with Yeshiva, as applicable, the actions described in clauses (ii) through and including (iv) of the definition of Leasehold Condominium Conversion as set forth in the Herald Center Whole Loan documents (the date of such notice, the “Leasehold Condominium Notice Date”); provided that such 2-day period or 20-day period, as applicable, does not prohibit the occurrence of the actions described in the applicable clause(s) of the definition of leasehold condominium conversion (as set forth in the Herald Center Whole Loan documents) after the end of such 2-day or 20-day period, as applicable, to the extent that the borrowers (and Yeshiva, as applicable) have commenced pursuing the leasehold condominium conversion within such 2-day or 20-day period, as applicable, and thereafter are diligently pursuing in good faith such Leasehold Condominium Conversion in accordance with the terms and conditions hereof;
(iii)	The lender has received written evidence that upon implementation of the Leasehold Condominium Conversion, Yeshiva will promptly apply for an exemption under Section 420-a of the New York Real Property Tax Law (any such exemption being referred to herein as a “Tax Exemption”) and upon the granting of such Tax Exemption, retroactively to the Leasehold Condominium Date and such Tax Exemption will not be reallocated to the borrowers’ fee simple interest in the Herald Center Property; and
(iv)	The partial release occurs promptly after the leasehold condominium regime (as set forth in the Herald Center Whole Loan documents) becomes effective and all applicable Leasehold Condominium Documents have been recorded (the “Leasehold Condominium Date”).

A “Secondary Market Transaction” means any of the following actions by the lender: (i) to sell or otherwise transfer the Herald Center Whole Loan, (ii) to sell participation interests in the Herald Center Whole Loan or (iii) to securitize the Herald Center Whole Loan in a single asset securitization or a pooled asset securitization.

The lien of the leasehold mortgage on the Yeshiva Unit will be released upon the transfer of the Yeshiva Unit to Yeshiva. The fourth floor of the Herald Center Property will be released in connection with Yeshiva’s right of first offer. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases—Property Releases; Free Releases” in the Preliminary Prospectus for more information regarding Yeshiva’s right of first offer.

Ground Lease. The Herald Center Property is subject to an amended and restated ground lease that is scheduled to expire on the later of (x) June 30, 2056 or (y) the last day of the month during which occurs the day immediately preceding the date occurring 31 years after the condominium commencement date (which has not occurred yet). The ground lease was entered into between the Fee Borrower, as the lessor, and the Leasehold Borrower, as the lessee. The current annual ground lease rent as of the Cut-off Date is equal to $14,393,092. The annual ground lease rent will increase as set forth in the Herald Center Whole Loan documents. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Leasehold Interests” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

86

Mixed Use – Office/Retail 1293-1311 Broadway New York, NY 10001	Collateral Asset Summary – Loan No. 5 Herald Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 34.6% 3.10x 17.1%

Preferred Equity. On the origination date, BIG Herald Investments II, LLC, a Delaware limited liability company (the “Preferred Equity Investor”) made a preferred equity investment in Herald Center Department Store, L.P., a Delaware limited liability partnership, the sole member of the borrower (“Sole Member”) in the original amount of $30,000,000 (the “Origination Date Preferred Equity”). The rate of return on the Origination Date Preferred Equity is 13% provided, however, the current pay rate is 8% and the balance of 5% accrues until available cash flow is available to pay the accrued portion. Preferred Equity Investor established an interest rate reserve at the closing of the Preferred Equity Investment equal to $2,025,000. Upon the occurrences of certain events under the preferred equity documents, the Preferred Equity Investor is permitted to remove the general partner of the Sole Member and replace or designate a new general partner controlled by the Preferred Equity Investor, subject to the satisfaction of customary conditions precedent set forth in the Herald Center Whole Loan documents, which include, among other things, the Preferred Equity Investor being required to provide a supplemental guarantor having control of, or being under common control with, the borrower, Sole Member and the Herald Center Property, customary searches acceptable to the lender and written evidence that such supplemental guarantor can satisfy the then net worth and liquidity requirements. Provided the Preferred Equity Investor then satisfies the above, it will be deemed an acceptable supplemental guarantor. The supplemental guarantor is required to deliver a supplemental guaranty of recourse obligations and environmental substantially in the form delivered to the lender on the origination date by the guarantor, except that supplemental guarantor has no obligations for the following guaranteed amounts (and for which the guarantor on the origination date remains liable for):

(i)	The $60,000,000 partial loan guaranty until the leasehold condominium conversions occurs and the Yeshiva Unit is transferred to Yeshiva in accordance with the Herald Center Whole Loan documents and Yeshiva Lease documents;
(ii)	The redemption price related to the redemption of a limited partnership interest in Sole Member (the estimated redemption amount as of the origination date was $470,000); and
(iii)	For each tax year beginning with the 2024/2025 tax year, an amount equal to the difference between the actual taxes owed on the Herald Center Property and the projected tax amounts in the table set forth in the Herald Center Whole Loan documents, as such projected amount may be adjusted based on changes in millage rates and/or citywide tax increases unrelated to the leasehold condominium conversion.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

87

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

88

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

89

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

90

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

91

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

92

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

Mortgage Loan Information		Property Information
Loan Sellers:	GACC, GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	The Macerich Partnership, L.P.	Collateral(4):	Fee / Leasehold
Borrower(s):	Queens Center SPE LLC and Queens Center Pledgor LLC	Location:	Elmhurst, NY
Original Balance(1):	$47,500,000	Year Built / Renovated:	1973 / 2004
Cut-off Date Balance(1):	$47,500,000	Property Management:	Macerich Property Management Company, LLC
% by Initial UPB:	6.2%	Size(5):	412,033 SF
Interest Rate:	5.37000%	Appraised Value / Per SF:	$1,060,000,000 / $2,573
Note Date:	October 28, 2024	Appraisal Date:	September 19, 2024
Original Term:	60 months	Occupancy:	95.4% (as of October 7, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.8%
Original Amortization:	NAP	Underwritten NOI:	$53,620,566
Interest Only Period:	60 months	Underwritten NCF:	$52,532,319
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$49,730,304 (TTM September 30, 2024)
Additional Debt Balance(1):	$477,500,000	2023 NOI:	$52,482,275
Call Protection(2):	L(27),DorYM1(26),O(7)	2022 NOI:	$55,476,544
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$51,866,594

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$1,274
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$1,274
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	49.5%
Replacement Reserves:	$0	Springing	$206,017	Maturity Date LTV:	49.5%
TI / LC:	$0	Springing	$641,476	UW NOI DY:	10.2%
Other Reserve(6):	$12,211,534	$0	NAP	UW NCF DSCR:	1.84x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$525,000,000	85.2%	Loan Payoff	$601,802,949	97.7%
Borrower Sponsor Equity	91,238,851	14.8	Reserves	12,211,534	2.0
			Closing Costs	2,224,368	0.4
Total Sources	$616,238,851	100.0%	Total Uses	$616,238,851	100.0%
(1)	The Queens Center Mortgage Loan (as defined below) is part of the Queens Center Whole Loan (as defined below), which is comprised of 33 pari passu promissory notes with an aggregate original principal balance of $525,000,000. The Financial Information in the chart above is based on the Queens Center Whole Loan. See “—The Loan” below.
(2)	The lockout period will be at least 27 payment dates beginning with and including the first payment date on December 6, 2024. Defeasance of the Queens Center Whole Loan in full is permitted at any time after the earlier to occur of (i) November 6, 2027 and (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized (the “Lockout Release Date”). In addition, on any business day from and after the Lockout Release Date, voluntary prepayment of the Queens Center Whole Loan is permitted in whole (but not in part), together with, if such voluntary prepayment occurs prior to the monthly payment date that occurs in May 2029, a prepayment fee equal to the greater of (x) 1.00% of the principal amount of the Queens Center Whole Loan being prepaid and (y) a yield maintenance premium. The assumed lockout period of 27 payments is based on the anticipated closing date of the Benchmark 2025-V13 securitization in February 2025. The actual lockout period may be longer.
(3)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	See “—Ground Lease” below.
(5)	Size is exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchor tenants.
(6)	The Other Reserve is comprised of $11,562,092 for outstanding tenant improvements and leasing commissions and $649,442 for gap rent.

The Loan. The sixth largest mortgage loan (the “Queens Center Mortgage Loan”) is part of a whole loan (the “Queens Center Whole Loan”) evidenced by 33 pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $525,000,000. The Queens Center Whole Loan is secured by the borrowers’ fee and leasehold interests in a 412,033 square foot retail property located in Elmhurst, New York (the “Queens Center Property”) as well as by the Pledgor Borrower’s (as defined below) membership interest in the Property Borrower (as defined below). The Queens Center Mortgage Loan is evidenced by the non-controlling Notes A-1-3, A-1-4-2, A-2-4-2, and A-2-5 with an aggregate outstanding principal balance as of the Cut-off Date of $47,500,000. The Queens Center Whole Loan was originated by German American Capital Corporation (“GACC”), Goldman Sachs Bank USA (“GSBI”), JPMorgan Chase Bank, National Association (“JPMCB”), Bank of Montreal (“BMO”) and Morgan Stanley Bank, N.A. (“MSBNA”). GACC

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

93

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

is selling Note A-1-3 and Note A-1-4-2 with an aggregate outstanding principal balance as of the Cut-off Date of $29,000,000. GSBI is selling Note A-2-4-2 and Note A-2-5 with an aggregate outstanding principal balance as of the Cut-off Date of $18,500,000.

The relationship between the holders of the Queens Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Queens Center Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BBCMS 2024-5C31 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Queens Center Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$50,000,000	$50,000,000	BBCMS 2024-5C31	Yes
A-1-2	$25,000,000	$25,000,000	Benchmark 2024-V12	No
A-1-3	$25,000,000	$25,000,000	Benchmark 2025-V13	No
A-1-4-1	$16,000,000	$16,000,000	BMO 2024-5C8	No
A-1-4-2	$4,000,000	$4,000,000	Benchmark 2025-V13	No
A-1-5	$15,000,000	$15,000,000	BMO 2024-5C8	No
A-1-6-1	$7,000,000	$7,000,000	Benchmark 2024-V12	No
A-1-6-2(1)	$8,000,000	$8,000,000	DBRI(2)	No
A-2-1	$15,000,000	$15,000,000	WFCM 2024-5C2	No
A-2-2-1	$10,000,000	$10,000,000	Benchmark 2024-V12	No
A-2-2-2	$5,000,000	$5,000,000	BMO 2024-5C8	No
A-2-3	$15,000,000	$15,000,000	BMO 2024-5C8	No
A-2-4-1	$11,500,000	$11,500,000	Benchmark 2024-V12	No
A-2-4-2	$3,500,000	$3,500,000	Benchmark 2025-V13	No
A-2-5	$15,000,000	$15,000,000	Benchmark 2025-V13	No
A-2-6	$25,000,000	$25,000,000	WCFM 2024-5C3	No
A-3-1	$43,000,000	$43,000,000	BANK5 2024-5YR11	No
A-3-2	$20,000,000	$20,000,000	BANK5 2024-5YR12	No
A-3-3	$15,000,000	$15,000,000	WFCM 2024-5C2	No
A-3-4	$15,000,000	$15,000,000	BANK5 2024-5YR12	No
A-3-5	$7,000,000	$7,000,000	BANK5 2024-5YR12	No
A-4-1-1	$10,000,000	$10,000,000	BBCMS 2024-5C31	No
A-4-1-2	$5,000,000	$5,000,000	BMO 2024-5C8	No
A-4-2	$15,000,000	$15,000,000	BMO 2024-5C8	No
A-4-3	$15,000,000	$15,000,000	Benchmark 2024-V12	No
A-4-4-1(1)	$8,500,000	$8,500,000	BMO	No
A-4-4-2	$6,500,000	$6,500,000	Benchmark 2024-V12	No
A-4-5(1)	$15,000,000	$15,000,000	BMO	No
A-4-6	$25,000,000	$25,000,000	BBCMS 2024-5C31	No
A-5-1	$32,000,000	$32,000,000	BANK5 2024-5YR11	No
A-5-2	$20,000,000	$20,000,000	BANK5 2024-5YR12	No
A-5-3	$15,000,000	$15,000,000	BANK5 2024-5YR12	No
A-5-4	$8,000,000	$8,000,000	BANK5 2024-5YR12	No
Total	$525,000,000	$525,000,000
(1)	Expected to be contributed to one or more future securitization transactions.
(2)	“DBRI” means DBR Investments Co. Limited, a Cayman Islands exempted company, and an affiliate of GACC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

94

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The Property. Built in 1973 and renovated in 2004, Queens Center (the “Queens Center Mall”) is a 968,757 square foot (412,033 collateral square feet) super regional mall located in Elmhurst, New York situated on an 11.21-acre parcel with 8.41 acres of owned acreage and 1,903 parking spaces. Of the 968,757 total square feet, 412,033 square feet constitutes the collateral for the Queens Center Whole Loan, with the remaining non-collateral areas of the Queens Center Mall occupied by Macy’s and JCPenney and owned by third parties.

Representing the sole enclosed super-regional shopping center in Queens, the Queens Center Mall attracts 9.4 million visitors annually and has a trade area of 2.4 million people as of 2022. The Queens Center Mall has historically benefited from high tenant demand with occupancy averaging nearly 99% over the last 10 years. Further, the Queens Center Property is currently 95.4% leased and features a mix of 120 national and regional tenants. Since 2022, the borrower sponsor has been able to re-tenant or renew over 60% of the collateral square feet. Recently, the borrower sponsor has leased to several new tenants including Primark (54,832 square feet), ZARA (36,463 square feet) and H&M (19,694 square feet).

The Queens Center Mall was originally acquired by the borrower sponsor in 1995. In 2004, the borrower sponsor invested $275.0 million to fully redevelop and expand the Queens Center Property. The expansion featured the addition of 250,000 in-line square feet and JCPenney’s development of an approximately 204,000 square foot box, which JCPenney subsequently sold to Ashkenazy Acquisition Corporation in January 2022. Since 2019, the borrowers have invested $65.2 million in leasing capital, common area renovations and operational upgrades, and as of the origination date had plans to invest an additional $13.0 million by the end of 2024 (such additional investment is not required or reserved for under the Queens Center Whole Loan documents). Of the $78.2 million spent or budgeted from 2019 through year end 2024, $15.2 million has been allocated toward the buildout of ZARA’s new 36,463 square foot store, which combined 10 in-line units across two floors. Furthermore, The Macerich Company (“Macerich”) has invested $19.7 million and $6.3 million in tenant allowances and buildout costs for Primark (54,832 square feet) and H&M (19,694 square feet), respectively.

According to the appraisal, the Queens Center Mall is a top-producing center in New York City, attracting significant foot traffic and generating over $500 million in annual sales. The Queens Center Mall’s sales PSF are significantly higher than the national average, with comparable mall shop sales reported at $1,731 PSF ($1,165 PSF excluding Apple). According to the borrower sponsor, as of TTM July 2024, the non-collateral Macy’s and JCPenney reported annual sales of $132,000,000 and $26,000,000, respectively.

Major Tenants. The four largest tenants by underwritten base rent at Queens Center Property are Primark, American Eagle Outfitters, H&M and ZARA.

Primark (54,832 square feet; 13.3% of NRA; 5.6% of underwritten base rent). Founded in 1969, Primark is an international fashion retailer that offers affordable fashion, home goods and accessories. Primark operates over 450 stores across 17 countries across Europe and the United States. The Queens Center Property hosts Primark’s newest location in the Tri-State area. Primark is in occupancy, having taken possession of its space in December 2024. Primark’s lease expires in January 2035, with two, five-year extension options remaining and a termination option in the event that gross sales between December 2027 and November 2028 do not exceed $23,000,000, provided Primark gives notice within 90 days following November 30, 2028.

American Eagle Outfitters (10,268 square feet; 2.5% of NRA; 3.4% of underwritten base rent). Founded in 1977, American Eagle Outfitters is a global specialty retailer that offers various types of apparel, intimates, activewear, accessories and personal care products. With over 1,000 stores worldwide, American Eagle Outfitters focuses on providing a unique shopping experience for the 15 to 25 year-old consumer demographic. American Eagle Outfitters reported annual sales for the TTM July 2024 period of $10,541,311 ($1,027 PSF). American Eagle Outfitters’ lease at the Queens Center Property expires in September 2032 and has no extension or termination options.

ZARA (36,463 square feet; 8.8% of NRA; 3.2% of underwritten base rent). Founded in 1974, ZARA is an international fashion retailer and part of the Inditex Group. ZARA operates approximately 3,000 stores in 96 countries, offering a wide range of fashion-forward apparel. ZARA’s forecasted reported annual sales for the TTM July 2024 period are $23,559,201 ($646 PSF). ZARA’s lease at the Queens Center Property expires in November 2033, with one, five-year extension option remaining and a termination option effective either (i) December 31, 2028 or (ii) May 31, 2031, in each case upon 270 days’ prior notice and payment of a termination fee.

H&M (19,694 square feet; 4.8% of NRA; 2.8% of underwritten base rent). Founded in 1947, H&M, part of the H&M Group, is a global fashion retailer offering a broad range of clothing and accessories for men, women and children. H&M has over 3,800 stores across 77 markets worldwide and is known for its commitment to affordable fashion. H&M’s lease at the Queens Center Property expires in January 2035, with two, four-year extension options remaining and a termination option if its gross sales (i) between January 2028 and December 2028 do not exceed $16,000,000 or (ii) between January 2031 and December 2031 do not exceed $18,000,000, in each case, provided H&M gives notice within 120 days following such period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

95

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the sales history for the Queens Center Property:

Comparable Sales History(1)
	2019	2021	2022	2023	TTM July 2024
Comparable Inline (<10,000 SF) Sales PSF	$1,581	$1,615	$1,717	$1,751	$1,731
Comparable Inline (<10,000 SF excluding Apple) Sales PSF	$1,145	$1,122	$1,189	$1,147	$1,165
Comparable Inline (<10,000 SF excluding Apple) Occupancy Cost(2)	22.5%	21.7%	21.1%	22.8%	22.1%
Non-collateral Anchor Sales(3)	$173,300,000	$159,700,000	$164,000,000	$164,000,000	$158,000,000
Comparable Total Queens Center Mall Sales	$616,120,375	$536,343,372	$561,506,309	$562,896,033	$533,839,416
(1)	All sales information presented above is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. 2020 numbers are excluded due to the COVID-19 pandemic.
(2)	Occupancy Cost is calculated based on gross sales divided by the sum of (i) contractual rent and (ii) reimbursements, each based on the underwritten rent roll dated October 7, 2024.
(3)	Includes sales of Macy’s and JCPenney, both of which are non-collateral anchors, as provided by the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

96

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the major tenants at the Queens Center Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)
Major Tenants
Primark(3)	NR/NR/NR	54,832	13.3%	$2,967,306	$54.12	5.6%	1/31/2035	Y
ZARA(4)	NR/NR/NR	36,463	8.8%	$1,700,000	$46.62	3.2%	11/30/2033	Y
H&M(5)	NR/NR/NR	19,694	4.8%	$1,477,050	$75.00	2.8%	1/31/2035	Y
American Eagle Outfitters	NR/NR/NR	10,268	2.5%	$1,773,181	$172.69	3.4%	9/30/2032	N
Subtotal/Wtd. Avg.		121,257	29.4%	$7,917,537	$65.30	15.0%
Select In-Line < 10,000 SF
Apple Store	Aaa/AA+/NR	8,706	2.1%	$1,558,044	$178.96	3.0%	7/31/2025	N
Finish Line	NR/NR/NR	8,625	2.1%	$1,669,923	$193.61	3.2%	8/31/2025	N
Adidas(6)(7)	NR/NR/NR	8,183	2.0%	$1,104,705(6)	$135.00	2.1%	1/31/2029	N
The Cheesecake Factory	NR/NR/NR	8,077	2.0%	$848,085	$105.00	1.6%	1/31/2037	N
Hollister Co.	NR/NR/NR	8,028	1.9%	$879,028	$109.50	1.7%	1/31/2027	N
Victoria’s Secret	NR/NR/NR	7,767	1.9%	$1,285,796	$165.55	2.4%	1/31/2033	N
Subtotal/Wtd. Average		49,386	12.0%	$7,345,580	$148.74	13.9%
Other Tenants		222,284	53.9%	$37,530,596	$168.84	71.1%
Occupied Collateral Total		392,927	95.4%	$52,793,713	$134.36	100.0%
Vacant Space(8)		19,106	4.6
Collateral Total		412,033	100.0%

(1)	Based on the underwritten rent roll dated as of October 7, 2024 and exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchors.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Primark has the right to terminate its lease if its gross sales between December 2027 and November 2028 do not exceed $23,000,000, provided it gives notice within 90 days following November 30, 2028, and pays a termination fee.
(4)	ZARA has the right to terminate its lease effective either (i) December 31, 2028 or (ii) May 31, 2031, in each case upon 270 days’ prior notice and payment of a termination fee.
(5)	H&M has the right to terminate its lease if its gross sales (i) between January 2028 and December 2028 do not exceed $16,000,000 or (ii) between January 2031 and December 2031 do not exceed $18,000,000, in each case, provided that it gives notice within 120 days following such period and pays a termination fee.
(6)	During the period commencing January 2024 and continuing through December 2024, in lieu of fixed minimum rent and percentage rent set forth in the lease, Adidas pays reduced monthly rent in the amount of (a) $92,058.75 plus (b) the product obtained by multiplying 6% by annual gross sales in excess of $14,452,452.47.
(7)	If Adidas’ gross sales for calendar year 2024 (the “Test Period”) do not exceed $7,000,000, anytime during the 60-day period immediately following the Test Period, Adidas will have the one-time right to terminate its lease upon 90 days’ prior written notice and the payment of a termination fee. Adidas’ sales for the TTM July 2024 period were $5,438,309.
(8)	Vacant includes 8,351 square feet currently occupied by tenants known to be vacating that is underwritten as vacant. The Queens Center Property was 97.4% physically occupied inclusive of such tenants as of October 7, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

97

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the lease rollover schedule at the Queens Center Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA(3)	% of Owned GLA(3)	Cumulative % of Owned GLA(3)	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	99,396	24.1%	24.1%	$14,024,662	26.6%	$141.10	38
2026	37,142	9.0%	33.1%	$7,896,124	15.0%	$212.59	17
2027	25,249	6.1%	39.3%	$3,456,921	6.5%	$136.91	13
2028	19,816	4.8%	44.1%	$3,090,862	5.9%	$155.98	11
2029	32,294	7.8%	51.9%	$6,424,947	12.2%	$198.95	16
2030	8,572	2.1%	54.0%	$1,167,451	2.2%	$136.19	5
2031	389	0.1%	54.1%	$175,873	0.3%	$452.12	1
2032	11,788	2.9%	56.9%	$1,966,221	3.7%	$166.80	2
2033	52,114	12.6%	69.6%	$3,599,219	6.8%	$69.06	8
2034	12,981	3.2%	72.7%	$3,290,888	6.2%	$253.52	10
2035 & Thereafter	93,186	22.6%	95.4%	$7,700,543	14.6%	$82.64	8
Vacant	19,106	4.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	412,033	100.0%		$52,793,713	100.0%	$134.36	129
(1)	Based on the underwritten rent roll as of October 7, 2024.
(2)	Certain tenants may have lease termination options that were not taken into account in the Lease Rollover Schedule.
(3)	Expiring Owned GLA, % of Owned GLA and Cumulative % of Owned GLA are exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchor tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

98

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Queens Center Property:

Cash Flow Analysis
	2019	2020	2021	2022	2023	TTM 9/30/2024	U/W(1)	U/W Per SF
Rents in Place	$67,057,833	$59,301,650	$52,916,768	$51,918,944	$52,818,458	$51,520,695	$52,793,713	$128.13
Rent Steps	0	0	0	0	0	0	1,247,807	$3.03
Vacant Income	0	0	0	0	0	0	4,370,011	$10.61
Gross Potential Income	$67,057,833	$59,301,650	$52,916,768	$51,918,944	$52,818,458	$51,520,695	$58,411,531	$141.76
Reimbursements	30,790,847	29,765,742	27,453,264	29,305,910	29,580,066	30,900,451	31,470,373	$76.38
Percentage Rent	87,927	284,409	1,504,768	1,176,649	211,061	4,663	0	$0.00
Other Income(2)	18,077,641	9,515,462	14,790,599	20,746,611	16,405,772	15,580,030	15,262,235	$37.04
Net Rental Income	$116,014,248	$98,867,263	$96,665,399	$103,148,114	$99,015,357	$98,005,839	$105,144,139	$255.18
(Vacancy/Bad Debt)(3)	(482,316)	(7,429,704)	3,086,693	(396,362)	285,757	(1,035,603)	(4,370,011)	($10.61)
Effective Gross Income	$115,531,932	$91,437,559	$99,752,092	$102,751,752	$99,301,114	$96,970,236	$100,774,128	$244.58
Real Estate Taxes	28,285,488	29,999,255	29,577,588	27,309,540	26,831,221	26,587,630	26,925,545	$65.35
Insurance	254,934	356,236	424,981	453,227	419,257	486,435	531,957	$1.29
Management Fee	1,106,734	952,496	923,502	1,003,129	876,335	860,247	1,000,000	$2.43
Ground Rent Expense	441,719	441,719	461,478	471,358	471,358	502,544	608,041	$1.48
Other Operating Expenses	17,087,387	11,923,051	16,497,949	18,037,954	18,220,668	18,803,076	18,088,019	$43.90
Total Expenses	$47,176,262	$43,672,757	$47,885,498	$47,275,208	$46,818,839	$47,239,932	$47,153,562	$114.44
Net Operating Income	$68,355,670	$47,764,802	$51,866,594	$55,476,544	$52,482,275	$49,730,304	$53,620,566	$130.14
Capital Expenditures	0	0	0	0	0	0	119,490	$0.29
TI/LC	0	0	0	0	0	0	968,757	$2.35
Net Cash Flow(4)	$68,355,670	$47,764,802	$51,866,594	$55,476,544	$52,482,275	$49,730,304	$52,532,319	$127.50

Occupancy	98.9%	97.9%	97.6%	98.7%	98.9%	95.4%	95.8%
NCF DSCR(5)	2.39x	1.67x	1.81x	1.94x	1.84x	1.74x	1.84x
NOI Debt Yield(5)	13.0%	9.1%	9.9%	10.6%	10.0%	9.5%	10.2%

(1)	Based on the underwritten rent roll dated October 7, 2024.

(2)	Other Income is based on the borrower sponsor’s budget and includes income from parking, business development/advertising, specialty leasing, overage rent and other miscellaneous income.

(3)	Vacancy/Bad Debt reflects bad debt for historical periods and vacancy for U/W. Positive periods reflect recovery of bad debt.

(4)	The decrease in Net Cash Flow from 2019 to 2020 and subsequent increase from 2020 to 2021 is primarily attributable to impacts from the COVID-19 pandemic.

(5)	Debt service coverage ratios and debt yields are based on the Queens Center Whole Loan.

Appraisal. According to the appraisal, the Queens Center Property had an “as-is” appraised value of $1,060,000,000 as of September 19, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(2)
Queens Center	$1,060,000,000	5.25%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the overall capitalization rate.

Environmental Matters. According to the Phase I environmental site assessment dated October 18, 2024, there was no evidence of any recognized environmental conditions at the Queens Center Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

99

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The Market. The Queens Center Property is located in the Elmhurst neighborhood of Queens, New York. Elmhurst is a densely populated area with a mix of residential and commercial developments. The neighborhood is well-connected via public transportation, including the Long Island Rail Road and New York City subway system, providing access to Manhattan and other parts of New York City. The area is characterized by a diverse population and a variety of housing types, including multi-tenant rentals and cooperative apartments. In 2023, the average household income within a one-, three- and five-mile radius was $86,791, $92,204 and $98,765, respectively. In 2023, the population within the same radii was 191,469, 907,210 and 2,357,847, respectively.

The Queens Center Mall benefits from its location and strong tenant mix, making it a key retail center in the region. Notably, Apple is a significant draw, with TTM July 2024 sales of approximately $130 million. According to the appraisal, the Queens retail market, as of the second quarter of 2024, had a total inventory of approximately 5.7 million square feet with an 11.3% vacancy rate.

As the only enclosed super regional shopping center in Queens County, the Queens Center Property serves a trade area of 2.4 million people and approximately 861,000 households. Queens County spans 108.7 square miles and is home to 2.3 million residents, making Queens the fourth densest county in the United States. The Queens Center Mall’s trade area is characterized by a dynamic and culturally rich population with an average household income of approximately $104,000. The Queens Center Mall has four power centers and four super-regional retail centers in its market; however, the Queens Center Mall offers superior access via car, bus, subway or foot, as it is located adjacent to a highly trafficked subway station and the intersection of Queens Boulevard, Woodhaven Boulevard and the Long Island Expressway.

The following table presents certain information relating to the appraisal’s market rent conclusions for the Queens Center Property:

Market Rent Summary(1)
	Market Rent (PSF)	Lease Term (Yrs.)	Rent Increase Projections	New Tenant Improvements PSF	Renewal Tenant Improvements PSF
0 – 1,000 SF	$225.00	5	3% per annum	$100.00	$25.00
1,001 – 2,000 SF	$200.00	5	3% per annum	$100.00	$25.00
2,001 – 3,000 SF	$200.00	5	3% per annum	$100.00	$25.00
3,001 – 5,000 SF	$175.00	5	3% per annum	$100.00	$25.00
5,001 – 7,500 SF	$150.00	10	3% per annum	$100.00	$25.00
7,501+ SF	$150.00	10	3% per annum	$100.00	$25.00
Jewelry	$400.00	10	3% per annum	$100.00	$25.00
Food Court	$410.00	10	3% per annum	$250.00	$75.00
Kiosk 0-100 SF	$2,000.00	5	3% per annum	$0.00	$0.00
Kiosk 100+ SF	$650.00	5	3% per annum	$0.00	$0.00
Major	$75.00	10	10% in Year 6	$100.00	$25.00
Junior Anchor	$50.00	10	10% in Year 6	$100.00	$25.00
(1)	Information obtained from the appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

100

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

The table below presents certain information relating to retail centers comparable to the Queens Center Property identified by the appraisal:

Competitive Set(1)
Property Name	Year Built/Renovated	Total NRA	Total Occupancy	Anchor / Major Tenants	Distance to Queens Center Property
Queens Center	1973 / 2004	412,033(2)	95.4%(2)	Primark, ZARA(2)	NAP
Queens Place Retail Center	1965 / 1999, 2001	445,953	96.0%	Target, Macy’s Furniture Store, DSW Shoes, Best Buy, Lidl	One Block North
Rego Park Center I	1996 / 2005	342,869	75.0%	Burlington, Marshalls	Two Blocks South
Rego Park Center II	2010 / NAP	616,820	100.0%	Costco, At Home, Aldi, Petco, TJ Maxx	Two Blocks South
The Shops at Atlas Park	2006 / NAP	372,000	95.0%	Ashley Furniture, Forever 21, HomeGoods, NYSC, Regal Cinemas, Ulta, TJ Maxx	1.8 Miles South
Kings Plaza(3)	1969 / 2018	1,146,035	88.0%	Burlington, Lowe’s, Macy’s, Target, Primark	10.0 Miles South
Green Acres Mall(3)	1956 / 2016	2,075,000	93.0%	Macy’s, Kohl’s, Primark	11.0 Miles Southeast
Staten Island Mall(3)	1972 / 2018	1,700,000	94.0%	Primark, JC Penney, Macy’s, Lidl, AMC Theatres	22.0 Miles Southwest
Roosevelt Field	1956 / 2014	2,330,000	98.0%	Bloomingdale’s, JC Penney, Primark, Macy’s, Nordstrom, Dick’s Sporting Goods, Neiman Marcus	15.0 Miles East
Weighted Average			93.9%(4)
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of October 7, 2024 and does not include 556,724 SF of space associated with Macy’s and JCPenney, which are non-collateral anchor tenants.
(3)	Owned by the borrower sponsor.
(4)	Weighted Average excludes the Queens Center Property.

The Borrowers and the Borrower Sponsor. The borrowers are Queens Center SPE LLC (the “Property Borrower”) and Queens Center Pledgor LLC (the “Pledgor Borrower”; together with the Property Borrower, the “Borrowers”), each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the Borrowers delivered a non-consolidation opinion in connection with the origination of the Queens Center Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is The Macerich Partnership, L.P., which is a subsidiary of Macerich. Macerich is a fully integrated, self-managed and self-administered real estate investment trust. Developing and managing properties that serve as community cornerstones, Macerich currently owns 44 million square feet of real estate consisting primarily of interests in 41 retail centers.

Property Management. The Queens Center Property is currently managed by Macerich Property Management Company, LLC, an affiliate of the Borrowers.

Initial and Ongoing Reserves. On the origination date, the Borrowers were required to make an upfront deposit of $11,562,092 into a reserve for outstanding tenant improvements and leasing commissions and $649,442 for gap rent.

Tax Escrows – During the continuance of a Trigger Period (as defined below), the Borrowers are required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months (initially estimated to be approximately $2,243,795 monthly).

Insurance Escrows – The Borrowers are not required to make deposits into an insurance reserve so long as no Trigger Period is continuing, and the Borrowers deliver to the lender reasonably satisfactory evidence that all insurance premiums have been timely paid. In addition, unless an event of default for which the lender has commenced an enforcement action is continuing, the Borrowers are not required to make deposits into an insurance reserve if the Queens Center Property is insured under an acceptable blanket policy. If none of the conditions for suspension of the insurance reserve are satisfied, the Borrowers are required to escrow 1/12th of the annual estimated insurance payments on a monthly basis. As of the origination date of the Queens Center Whole Loan, a blanket insurance policy was in place.

Replacement Reserve – During the continuance of a Trigger Period, the Borrowers are required to escrow approximately $8,584 on a monthly basis for replacement reserves, subject to a cap of $206,017.

TI/LC Reserve – During the continuance of a Trigger Period, the Borrowers are required to escrow approximately $26,728 on a monthly basis for ongoing rollover reserves, subject to a cap of $641,476.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

101

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

Lockbox / Cash Management. The Queens Center Whole Loan is structured with a hard lockbox and springing cash management. The Borrowers and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account within three business days after receipt. So long as no Trigger Period is continuing, the Borrowers will have access to the funds deposited into the lockbox account, and may utilize the lockbox account as their operating account. During the continuance of a Trigger Period, the Borrowers will no longer have any further access to the funds in the lockbox account, and such funds in the lockbox account are required to be swept to a lender-controlled cash management account, and applied and disbursed in accordance with the Queens Center Whole Loan documents, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lender as cash collateral for the Queens Center Whole Loan during the continuance of such Trigger Period or (ii) if no Trigger Period is continuing, disbursed to the Borrowers.

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio being less than 1.40x for two consecutive calendar quarters. A Trigger Period will end with respect to (a) clause (i), if the cure of the event of default has been accepted by the lender or (b) clause (ii), if (x) the debt service coverage ratio is greater than or equal to 1.40x for two consecutive calendar quarters or (y) the Borrowers have (1) after the Lockout Release Date, prepaid the Queens Center Whole Loan in an amount that would result in a debt service coverage ratio of 1.40x in accordance with the Queens Center Whole Loan documents or (2) delivered to the lender cash or other securities acceptable to the lender in accordance with the Queens Center Whole Loan documents as additional collateral for the Queens Center Whole Loan in an amount that when added to underwritten net operating income would result in a debt service coverage ratio at least equal to 1.40x.

Current Mezzanine or Secured Indebtedness None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The Borrowers are permitted to obtain the free release (without prepayment or defeasance) of Out Parcels (as defined below) provided certain conditions are satisfied, including among others, (i) certification by the Borrowers that the release will not materially and adversely affect the use, operations, economic value of or the revenue produced by (exclusive of the economic value or revenue lost attributable to the Out Parcel being released) the remaining improvements located on the Queens Center Property as a retail shopping center; (ii) the released Out Parcel constitutes a separate tax lot (or the owner of the released Out Parcel is contractually obligated to pay its share of taxes), (iii) compliance with all applicable laws, reciprocal easement agreements and material leases and (iv) compliance with REMIC related conditions.

“Out Parcels” means (A) certain real property that is as of the date of any potential release is non-income producing and unimproved for tenant occupancy and the release of which does not have a material adverse effect on (i) the business, profits, operations or condition (financial) of the Borrowers, (ii) the ability of the Borrowers to repay the Queens Center Whole Loan in accordance with the terms of the Queens Center Whole Loan documents or (iii) the ongoing operations of the remaining Queens Center Property; and (B) improved by structures that (i) were vacant as of the origination date and (ii) have been vacant and non-income producing continuously since the origination date and for at least three years prior to the date of any potential release.

Ground Lease. A 17,450 square foot portion of the Queens Center Property located on the northeast corner of 92nd Street and 59th Avenue (the “Ground Leased Parcel”) is subject to a ground lease (the “Ground Lease”) between Tiliakos Enterprises LLC, as the ground landlord (the “Ground Landlord”), and the Property Borrower, as the ground tenant (in such capacity, the “Ground Tenant”). The current annual base rent is $595,510, which is required to be adjusted every three years by the greater of (a) $325,000 (which was the initial annual base rent) or (b) the adjusted annual base rent based on the Consumer Price Index. The Ground Lease has a maturity date of May 31, 2048, with no renewal options, but with a purchase option for the Property Borrower, exercisable as follows: between May 1, 2039 and April 30, 2046, the Ground Landlord must serve notice to the Ground Tenant for the Ground Tenant to purchase the ground-leased parcel (the “Put Right”), with the notice date being deemed to be March 2, 2046, provided that if the Ground Landlord fails to provide such notice by April 30, 2046, then the Ground Tenant will subsequently have three years to send notice of its acceptance of the Put Right beginning 60 days after Ground Landlord’s notice is sent (the “Call Right”). The Ground Landlord and the Ground Tenant are each required to appoint an appraiser, and to agree to a third, disinterested appraiser, to obtain a fair market value of the Ground Leased Parcel, and the average of the two closest valuations will be treated as the purchase price to be paid by the Ground Tenant for the Ground Leased Parcel.

Shared Tax Lot. A portion of the Queens Center Property to the west of 92nd Street and the Macy’s parcel together constitute a single tax lot (the “Shared Tax Lot”). The real estate taxes on the Shared Tax Lot are allocated between Macy’s and the Property Borrower under a reciprocal easement agreement (the “REA”). Under the REA, Macy’s pays approximately 40% of the total property taxes assessed against the Shared Tax Lot to the Property Borrower, who then makes the required tax payments. There are no other operating covenants in place governing the operation of the Shared Tax Lot.

In the event of default under the Queens Center Whole Loan documents, the lender has the right to require, among other related rights, the Borrowers to exercise the rights of the Property Borrower under the REA to pursue the creation of a separate tax lot for the portion of the Queens Center Property that is part of the Shared Tax Lot, such that no portion of the Queens Center Property shares a tax lot with any real property that is not subject to the lien of the Queens Center Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

102

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 6 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 49.5% 1.84x 10.2%

In September 2005, the City of New York advised that it would no longer accept deeds for recordation which affect only a portion of a tax lot, although the recordation of mortgages or instruments other than deeds is not affected by this advisement. The Borrowers and the non-recourse carveout guarantor have provided a non-recourse carveout for any losses arising from the lender’s inability to foreclose on the portion of the Queens Center Property that is part of the Shared Tax Lot caused by (i) the City of New York’s refusal to accept for recordation a deed in foreclosure with respect to such portion of the Queens Center Property and (ii) the Borrowers’ failure to promptly pursue the creation of a separate tax lot for the portion of the Queens Center Property that is part of the Shared Tax Lot.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

103

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

104

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

105

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	SITG Capital Partners LLC	Collateral:	Fee
Borrower(s):	Trails at Dominion Park Property Company, LLC	Location:	Houston, TX
Original Balance:	$42,700,000	Year Built / Renovated:	1991 / 2020
Cut-off Date Balance:	$42,700,000	Property Management:	Texas Excel Property Management Services Corp
% by Initial UPB:	5.6%	Size:	843 units
Interest Rate:	6.20000%	Appraised Value / Per Unit:	$64,300,000 / $76,275
Note Date:	December 20, 2024	Appraisal Date:	December 3, 2024
Original Term:	60 months	Occupancy:	91.2% (as of October 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	91.3%
Original Amortization:	NAP	Underwritten NOI(2):	$3,746,826
Interest Only Period:	60 months	Underwritten NCF:	$3,518,045
First Payment Date:	February 6, 2025
Maturity Date:	January 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$3,087,102 (TTM October 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,203,165
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$3,455,552
Lockbox / Cash Management:	Soft / Springing	2021 NOI:	$3,738,285

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$50,652
Taxes:	$158,418	$158,418	NAP	Maturity Date Loan / Unit:	$50,652
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	66.4%
Replacement Reserves:	$0	$19,065	NAP	Maturity Date LTV:	66.4%
Deferred Maintenance Reserve:	$134,700	$0	NAP	UW NOI DY:	8.8%
				UW NCF DSCR:	1.31x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$42,700,000	64.1%	Purchase Price	$62,000,000	93.0%
Equity Contribution:	23,959,391	35.9	Closing Costs	4,366,273	6.6
			Reserves	293,118	0.4
Total Sources	$66,659,391	100.0%	Total Uses:	$66,659,391	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The increase from Most Recent NOI to Underwritten NOI is primarily due to the recognition of operational synergies by the borrower sponsor as part of the acquisition and a projected lower tax basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

106

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

The Loan. The seventh largest mortgage loan (“The Trails at Dominion Park Mortgage Loan”) is evidenced by a single promissory note with a principal balance as of the Cut-off Date of $42,700,000, secured by a first lien deed of trust on the borrower’s fee interest in an 843-unit garden-style multifamily property (“The Trails at Dominion Park Property”) located in Houston, Texas. The Trails at Dominion Park Mortgage Loan was originated by Goldman Sachs Bank USA on December 20, 2024, has a 5-year interest-only term and accrues interest at a rate of 6.2000% per annum on an Actual/360 basis. The proceeds of The Trails at Dominion Park Mortgage Loan were used by the borrower to acquire The Trails at Dominion Park Property, fund upfront reserves and pay origination costs. The Trails at Dominion Park Mortgage Loan had an original term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of The Trails at Dominion Park Mortgage Loan is the payment date in January 2030.

The Property. The Trails at Dominion Park Property is a garden-style multifamily property totaling 843 units located on a 49.11-acre site in Houston, Texas. The improvements were built in 1991. The Trails at Dominion Park Property has a current occupancy of 91.2% as of October 31, 2024. Amenities at the Trails at Dominion Park Property include a business center, clubhouse, common laundry, dog park, fitness center, on-site manager, perimeter fence and a swimming pool.

The Trails at Dominion Park Mortgage Loan was structured with a master lease to be a Shari’ah compliant loan. Title to The Trails at Dominion Park Property is held by the borrower, which master leases The Trails at Dominion Park Property to SKE TX Trails LLC, a single-purpose entity (the “Master Lessee”). The rent payable pursuant to the master lease is intended to cover the debt service payments required under The Trails at Dominion Park Mortgage Loan, as well as reserve payments and any other sums due under The Trails at Dominion Park Mortgage Loan. At origination, the lender received a fee deed of trust from the borrower on its interest in The Trails at Dominion Park Property. The lender also secured a full subordination of the master lease to The Trails at Dominion Park Mortgage Loan. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Shari’ah Compliant Loans” in the Prospectus.

The following table presents certain information relating to the Unit Mix Summary at The Trails at Dominion Property:

Unit Mix Summary – The Trails at Dominion Park Property(1)
Room Description	Units	Occupied Units	Avg Unit SF	Avg In-Place Rent Per Unit(2)	Total In-Place Rent
1BR/1BA	548	515	802	$863.26	$5,334,948
2BR/2BA	236	199	1,106	$1,128.62	$2,695,140
2BR/2.5BA	39	35	1,417	$1,259.89	$529,152
3BR/3BA	16	16	1,398	$1,502.81	$288,540
3BR/2.5BA	4	4	1,459	$1,384.75	$66,468
Total / Wtd. Avg.	843	769	930	$966.00	$8,914,248

(1)	Source: Borrower rent roll dated October 31, 2024.

(2)	Avg In-Place Rent Per Unit excludes vacant units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

107

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Trails at Dominion Park Property:

Cash Flow Analysis
	2021	2022	2023	TTM 10/31/2024(1)	U/W(1)	U/W Per Unit
Underwritten Residential Potential Rent	$8,749,933	$9,181,059	$9,710,147	$9,840,085	$9,750,561(2)	$11,567
Residential Vacancy Loss	(447,556)	(519,703)	(695,727)	(819,215)	(851,925)	($1,011)
Residential Bad Debt Loss	(178,727)	(279,837)	(299,667)	(305,852)	(252,800)	($300)
Residential Concessions	(206,413)	(263,317)	(158,928)	(327,315)	(231,075)	($274)
Residential Non-Revenue Unit Loss	(78,907)	0	(93,007)	(76,431)	(41,825)	($50)
Other Miscellaneous Revenue	1,654,951	2,048,871	2,220,694	2,322,452	2,322,452	$2,755
Effective Gross Revenue	$9,493,281	$10,167,073	$10,683,512	$10,633,724	$10,695,388	$12,687
Real Estate Taxes	1,374,018	1,745,900	1,831,852	1,922,888	1,629,900	$1,933
Insurance	310,772	350,681	488,109	609,305	758,000	$899
Utilities	1,119,682	860,363	1,659,900	1,556,402	1,597,485	$1,895
Repairs & Maintenance	939,135	1,520,778	1,129,712	1,156,044	1,045,320	$1,240
Management Fee	292,128	303,755	321,313	320,992	320,862	$381
Payroll (Office, Security, Maintenance)	1,285,081	1,406,867	1,543,881	1,532,620	1,201,275	$1,425
General and Administrative	434,180	523,177	505,580	448,371	395,720	$469
Total Expenses	$5,754,996	$6,711,521	$7,480,347	$7,546,622	$6,948,562	$8,243
Net Operating Income	$3,738,285	$3,455,552	$3,203,165	$3,087,102	$3,746,826	$4,445
Replacement Reserves	252,900	252,900	252,900	252,900	228,782	$271
Net Cash Flow	$3,485,385	$3,202,652	$2,950,265	$2,834,202	$3,518,045	$4,173

Occupancy(3)	94.9%	94.3%	92.8%	91.2%	91.3%(4)
NCF DSCR	1.30x	1.19x	1.10x	1.06x	1.31x
NOI Debt Yield	8.8%	8.1%	7.5%	7.2%	8.8%
(1)	The increase from TTM 10/31/2024 Net Operating Income to U/W Net Operating Income is primarily due to the recognition of operational synergies by the borrower sponsor as part of the acquisition and a projected lower tax basis.
(2)	Based on the underwritten rent roll dated October 31, 2024.
(3)	2021, 2022 and 2023 Occupancy is based on historical Residential Vacancy Loss figures.
(4)	U/W Occupancy represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

108

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

Appraisal. According to the appraisal, The Trails at Dominion Park Property had an “as-is” appraised value of $64,300,000 as of December 3, 2024.

The Trails at Dominion Park Appraised Value(1)
Property	Appraised Value	Capitalization Rate
The Trails at Dominion Park	$64,300,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated December 19, 2024, there are no recognized environmental conditions at The Trails at Dominion Park Property.

The Market. The Trails at Dominion Park Property is located in the North Central submarket, within the Houston market. According to a third-party report, the third-quarter of 2024 occupancy in the submarket was 91.2% and average rent per month was $1,002.

The following table presents certain information relating to the comparable properties for The Trails at Dominion Park Property:

Comparable Properties – The Trails at Dominion Park Property(1)
Property	City, State	# of Units	Year Built	Occupancy	Rent/Unit
The Trails at Dominion Park	Houston, TX	843(2)	1991	91.2%(2)	$966(2)
Augusta North	Houston, TX	212	2000	85.9%	$1,062
Chartwell Court	Houston, TX	243	1995	93.0%	$1,334
Cypress Lake	Houston, TX	216	1995	92.2%	$1,182
Preserve At Cypress Creek	Houston, TX	156	1999	89.0%	$1,212
The Vanderbilt Apartments	Houston, TX	416	1983	90.1%	$1,028
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated October 31, 2024.

The Borrower and the Borrower Sponsor. The borrower is Trails at Dominion Park Property Company, LLC, a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Trails at Dominion Park Mortgage Loan.

The borrower sponsor is SITG Capital Partners LLC. The non-recourse carveout guarantors are Humaira Siddique, Mohammad Rahman and Joseph Fisher.

Property Management. The Trails at Dominion Park Property is managed by Texas Excel Property Management Services Corp.

Initial and Ongoing Reserves. At origination of The Trails at Dominion Park Mortgage Loan, the borrower deposited (i) approximately $158,418 into a real estate tax reserve and (ii) $134,700 into a deferred maintenance reserve for certain immediate repairs identified in the property condition report, such as repairs to parking, flatwork and walkways.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the annual reasonably estimated real estate taxes, which initially is estimated to be approximately $158,418.

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the annual reasonably estimated insurance premiums unless the borrower is maintaining a blanket policy in accordance with The Trails at Dominion Park Mortgage Loan documents. At origination, there was a blanket insurance policy at place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $19,065 (which represents $271.39 annually per multifamily unit at The Trails at Dominion Park Property).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

109

Multifamily – Garden 200 Dominion Park Drive Houston, TX 77090	Collateral Asset Summary – Loan No. 7 The Trails at Dominion Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,700,000 66.4% 1.31x 8.8%

Lockbox / Cash Management. The Trails at Dominion Park Mortgage Loan documents require a soft lockbox and springing cash management. The borrower is required to cause all funds and other income from The Trails at Dominion Park Property to be deposited into a lender-controlled lockbox account. On each business day during the continuance of a Cash Trap Event Period (as defined below) or an event of default under The Trails at Dominion Park Mortgage Loan, all amounts in the lockbox account in excess of $5,000 are required to be remitted to a lender-controlled cash management account. On each business day that no Cash Trap Event Period exists, all funds in the lockbox account in excess of $5,000 are required to be swept into an operating account controlled by the borrower or Master Lessee.

On each due date during the continuance of a Cash Trap Event Period, all funds on deposit in the cash management account in excess of $5,000 after payment of debt service, required reserves and budgeted operating expenses are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Trails at Dominion Park Mortgage Loan.

“Cash Trap Event Period” means each period (i) commencing during an event of default under The Trails at Dominion Park Mortgage Loan documents or (ii) commencing when the debt service coverage ratio (as calculated under The Trails at Dominion Park Mortgage Loan documents), determined as of the first day of any calendar quarter for the immediately preceding calendar quarter, is less than 1.15x, and respectively concluding upon the cure of such event of default or when the debt service coverage ratio, determined as of the first day of each of two consecutive calendar quarters for each immediately preceding calendar quarter, is at least equal to 1.15x. A Cash Trap Event Period will also commence upon the borrower’s third (and any subsequent) failure to deliver annual, quarterly or monthly financial reports as and when required under the Trails at Dominion Park Mortgage Loan documents and will conclude when such reports are delivered.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

110

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

111

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

112

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality – Full Service
Borrower Sponsor(s):	Jack Dushey, Harry Adjmi, Ken Hart and Oxbridge Properties, Inc.	Collateral:	Leasehold
Borrower(s):	34th Hotel Ventures LLC	Location:	New York, NY
Original Balance(1):	$40,000,000	Year Built / Renovated:	2016 / NAP
Cut-off Date Balance(1):	$40,000,000	Property Management:	365 Management Company, LLC
% by Initial UPB:	5.2%	Size:	348 Rooms
Interest Rate:	6.98900%	Appraised Value / Per Room:	$180,000,000 / $517,241
Note Date:	January 28, 2025	Appraisal Date:	May 20, 2024
Original Term:	60 months	Occupancy:	88.9% (as of October 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	88.9%
Original Amortization:	NAP	Underwritten NOI:	$15,452,874
Interest Only Period:	60 months	Underwritten NCF:	$13,671,663
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$15,799,532 (TTM October 31, 2024)
Additional Debt Balance(1):	$50,000,000	2023 NOI:	$14,840,538
Call Protection:	L(11),YM1(42),O(7)	2022 NOI:	$11,955,385
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$3,184,362

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$258,621
Taxes	$0	Springing	NAP	Maturity Date Loan / Room:	$258,621
Insurance	$0	Springing	NAP	Cut-off Date LTV:	50.0%
Replacement Reserves	$0	(3)	$6,500,000	Maturity Date LTV:	50.0%
Ground Rent Reserve	$206,250	$206,250	NAP	UW NOI DY:	17.2%
				UW NCF DSCR:	2.14x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$90,000,000	100.0%	Loan Payoff	$88,670,907	98.5%
			Closing Costs	996,618	1.1
			Upfront Reserves	206,250	0.2
			Principal Equity Distribution	126,225	0.1
Total Sources	$90,000,000	100.0%	Total Uses:	$90,000,000	100.0%
(1)	The Renaissance New York Midtown Hotel Mortgage Loan (as defined below) is part of the Renaissance New York Midtown Hotel Whole Loan (as defined below), which is evidenced by three pari passu promissory notes with an aggregate principal balance of $90,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the Renaissance New York Midtown Hotel Whole Loan.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	Monthly Replacement Reserves are 1/12th of 4% of the Operating Income of the Renaissance New York Midtown Hotel Property (as defined below) during the immediately preceding 12-month period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

113

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

The Loan. The eighth largest mortgage loan (the “Renaissance New York Midtown Hotel Mortgage Loan”) is part of a whole loan with an original principal balance as of the Cut-off Date of $90,000,000 (the “Renaissance New York Midtown Hotel Whole Loan”), secured by the borrower’s leasehold interest in a 348-room full service hotel located in New York, New York (the “Renaissance New York Midtown Hotel Property”). The Renaissance New York Midtown Hotel Whole Loan was originated by Goldman Sachs Bank USA on January 28, 2025, has a 5-year interest-only term and accrues interest at a rate of 6.98900% per annum on an Actual/360 basis. The Renaissance New York Midtown Hotel Whole Loan had an original term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The scheduled maturity date of the Renaissance New York Midtown Hotel Whole Loan is the payment date in February 2030.

The Renaissance New York Midtown Hotel Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V13 trust until the controlling Note A-1 is securitized, whereupon the Renaissance New York Midtown Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans”, “—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Renaissance New York Midtown Hotel Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$50,000,000	$50,000,000	GSBI	Yes
A-2	35,000,000	35,000,000	Benchmark 2025-V13	No
A-3	5,000,000	5,000,000	Benchmark 2025-V13	No
Whole Loan	$90,000,000	$90,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The Renaissance New York Midtown Hotel Property consists of a 7,357 square foot site located along the southern side of West 35th Street proximate to Times Square and Herald Square in New York, New York. The site is legally defined as Block 784, Lot 54, and resides within one block of Madison Square Garden. The site is currently improved with a 39-story, 348-room full-service Renaissance by Marriott hotel that opened in March 2016. The property features a food and beverage program operated by a third-party company, Backal Management Group. Outlets managed by the operator include the Versa restaurant and the Thread Bar, in addition to the MClub Lounge. Other current amenities and facilities include the concierge desk, business center, fitness center, sundry shop, and 3,509 square feet of meeting space. The property is subject to a ground lease with approximately 58 years remaining on the lease (scheduled to end on November 1, 2083).

The following table presents the guestroom mix of the Renaissance New York Midtown Hotel Property:

Guestroom Mix(1)
Room Type	Room Count
View King	80
View Queen/Queen	22
King Suite	6
Queen/Queen	51
King	183
Balcony King	6
Total	348
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

114

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at Renaissance New York Midtown Hotel Property:

Cash Flow Analysis
	2019	2020	2021	2022	2023	TTM 10/31/2024	U/W	U/W Per Room(1)
ADR	$322.65	$199.23	$241.86	$347.27	$368.63	$389.66	$389.66
RevPAR	$290.82	$126.62	$164.42	$282.46	$327.00	$346.31	$346.31

Rooms Revenue	$36,940,539	$16,127,935	$20,885,248	$35,877,765	$41,535,712	$44,108,355	$43,987,840	$126,402
Other Departmental Revenue	66,288	37,310	81,752	142,746	159,158	151,428	151,014	$434
Miscellaneous Income	298,339	85,828	114,850	274,879	412,347	391,417	391,417	$1,125
Total Operating Revenue	$37,305,166	$16,251,072	$21,081,849	$36,295,390	$42,107,217	$44,651,200	$44,530,271	$127,961
Rooms Expense	8,249,337	2,764,667	3,700,858	7,043,850	8,182,340	8,860,624	8,836,415	$25,392
Food and Beverage Expense	7,355	30,611	2,313	0	0	0	0	$0
Other Departmental Expense	10,850	15,641	33,730	27,078	31,380	22,080	22,020	$63
Miscellaneous Expenses	29,298	6,408	9,086	21,745	24,721	24,904	24,904	$72
Total Departmental Expenses	$8,296,841	$2,817,326	$3,745,988	$7,092,673	$8,238,441	$8,907,608	$8,883,339	$25,527
Administrative and General	4,014,215	1,956,928	1,960,831	2,787,207	3,327,955	3,337,926	3,337,926	$9,592
Information and Telecommunications Systems	384,588	194,040	253,468	433,245	463,699	465,828	465,828	$1,339
Sales and Marketing	1,189,505	544,736	1,175,932	1,669,080	1,863,223	1,963,719	1,963,719	$5,643
Franchise Fees	3,567,820	1,421,107	1,981,819	3,664,522	4,274,902	4,553,703	4,530,566	$13,019
Property Operation and Maintenance	1,693,985	1,207,893	1,180,657	1,614,969	1,734,404	1,810,021	1,810,021	$5,201
Utilities	700,912	684,239	821,040	742,683	969,389	936,071	936,071	$2,690
Base Management Fee	1,119,016	487,458	632,456	1,088,867	1,263,229	1,339,523	1,335,908	$3,839
Incentive Management Fee	0	0	0	0	0	0	53,973	$155
Restaurant Income	(806,828)	(112,683)	(230,011)	(577,464)	(904,291)	(808,166)	(808,166)	$(2,322)
Ground Rent	2,250,000	2,250,000	2,306,250	2,461,306	2,475,112	2,475,000	2,584,171	$7,426
Property and Other Taxes	2,976,549	3,221,168	3,661,280	2,859,811	3,234,382	3,480,089	3,594,222	$10,328
Insurance	454,322	436,714	407,778	503,105	326,235	390,345	389,819	$1,120
Total Expenses	$25,840,926	$15,108,929	$17,897,488	$24,340,005	$27,266,679	$28,851,667	$29,077,397	$83,556
Net Operating Income	$11,464,240	$1,142,143	$3,184,362	$11,955,385	$14,840,538	$15,799,532	$15,452,874	$44,405
FF&E	0	0	0	0	0	0	1,781,211	5,118
Net Cash Flow	$11,464,240	$1,142,143	$3,184,362	$11,955,385	$14,840,538	$15,799,532	$13,671,663	$39,286

Occupancy	90.1%	63.6%	68.0%	81.3%	88.7%	88.9%	88.9%
NCF DSCR(2)	1.80x	0.18x	0.50x	1.87x	2.33x	2.48x	2.14x
NOI Debt Yield(2)	12.7%	1.3%	3.5%	13.3%	16.5%	17.6%	17.2%
(1)	U/W Per Room is based on 348 rooms.
(2)	NCF DSCR and NOI Debt Yield are based on the Renaissance New York Midtown Hotel Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

115

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

Appraisal. According to the appraisal, the Renaissance New York Midtown Hotel Property had an “as-is” appraised value of $180,000,000 as of May 20, 2024. The table below shows the appraisal’s “as-is” conclusions:

Renaissance New York Midtown Hotel Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Renaissance New York Midtown Hotel	$180,000,000	7.47%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated June 7, 2024, there are no recognized environmental conditions at the Renaissance New York Midtown Hotel Property.

The Market. The Renaissance New York Midtown Hotel Property is located in the Midtown South submarket in New York City. As of January 2025, the Midtown South submarket occupancy rate was 86.3% and the average ADR was $301.51, per a third-party report.

The following table presents competitive properties of the Renaissance New York Midtown Hotel Property:

Competitive Properties(1)
		Demand Segmentation
Property Name	Year Built	# of Rooms	Commercial	Meeting & Group	Leisure	Total Meeting Space (SF)
Renaissance New York Midtown Hotel	2016	348	35%	15%	50%	3,509.00
Courtyard New York Manhattan Fifth Avenue	1990	189	35%	10%	55%	0
Residence Inn New York Manhattan Times Square	2005	357	35%	15%	50%	3,722
DoubleTree New York City Chelsea	2009	236	30%	10%	60%	0
Hilton Garden Inn West 35th	2009	298	35%	10%	55%	397
Ace Hotel New York	1905	286	40%	10%	50%	2,800
Kimpton Hotel Eventi	2010	292	30%	25%	45%	15,500
Courtyard by Marriott Manhattan Times Square West	2013	224	35%	10%	55%	655
Homewood Suites by Hilton New York Times Square South	2014	293	35%	10%	55%	1,050
Total / Wtd. Avg.		2,523	37%	13%	50%	27,633

(1)	Source: Appraisal.

The following table presents competitive sales of the Renaissance New York Midtown Hotel Property:

Competitive Sales(1)
Property Name	City, State	Sale Price ($mm)	Sale Date	Keys	Price Per Key ($k)
Renaissance New York Midtown Hotel	New York, NY	$180.0	NAP	348	$517.20
Mondrian New York Park Avenue	New York, NY	125.7	July 2023	189	665.10
Double Tree, Hyatt Centric Midtown, Le Meridien	New York, NY	300.0	Dec 2023	557	538.60
Hilton Garden Inn Times Square North	New York, NY	88.5	Sep 2021	196	451.50
The Ned Nomad	New York, NY	130.0	July 2021	168	773.80
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsors. The borrower is 34th Hotel Ventures LLC, a New York limited liability company and special purpose entity with a Delaware limited liability company (itself a special purpose entity with one independent director) as its manager. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Renaissance New York Midtown Hotel Whole Loan.

The borrower sponsors and non-recourse guarantors are Jack Dushey, Harry Adjmi, Ken Hart and Oxbridge Properties, Inc.

Property Management. The Renaissance New York Midtown Hotel Property is managed by 365 Management Company, LLC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

116

Hospitality – Full Service 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 8 Renaissance New York Midtown Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 50.0% 2.14x 17.2%

Initial and Ongoing Reserves.

Tax Reserve – On a monthly basis, the borrower is required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Renaissance New York Midtown Hotel Property that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, however, that the tax reserve will be conditionally waived for so long as the borrower provides the lender with evidence that the lender secured by the fee interest is reserving property taxes for the fiscal year and no event of default is continuing under the Renaissance New York Midtown Hotel Whole Loan documents.

Insurance Reserve – On a monthly basis, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, however, that the insurance reserve will be conditionally waived for so long as the borrower provides the lender with evidence that the lender secured by the fee interest is reserving insurance premiums for the fiscal year and no event of default is continuing under the Renaissance New York Midtown Hotel Whole Loan documents.

Ground Rent Reserve – At loan origination, the borrower deposited $206,250 into a ground lease reserve. On a monthly basis, the borrower is required to deposit into a ground rent reserve an amount equal to 1/12th of the ground rent for the Renaissance New York Midtown Hotel Property that the lender reasonably estimates will be payable during the next ensuing 12 months, initially estimated to be $206,250.

FF&E Reserve – On a monthly basis, the borrower is required to deposit into an FF&E reserve an amount equal to the product of (x) 1/12 times (y) 4% times (z) the operating income of the Renaissance New York Midtown Hotel Property during the immediately preceding 12-month period, capped at an amount equal to $6,500,000.

Lockbox / Cash Management. The Renaissance New York Midtown Hotel Whole Loan is structured with a springing lockbox and springing cash management. Within two business days of the occurrence of a Renaissance New York Midtown Hotel Trigger Period (as defined below) or an event of default under the Renaissance New York Midtown Hotel Whole Loan documents, the borrower will be required to direct each of the credit card companies or credit card clearing banks with which the property manager has entered into merchant’s or other credit card agreements all payments to a lender-controlled lockbox account. In addition, during the occurrence of a Renaissance New York Midtown Hotel Trigger Period or an event of default under the Renaissance New York Midtown Hotel Whole Loan, the borrower is required to cause all cash revenues and all other money received by the borrower or the property manager (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account by the end of the second, business day following receipt. At the end of each business day during the continuance of a Renaissance New York Midtown Hotel Trigger Period or event of default under the Renaissance New York Midtown Hotel Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. On each payment date during the continuance of a Renaissance New York Midtown Hotel Trigger Period (or, at the lender’s discretion, during an event of default under the Renaissance New York Midtown Hotel Whole Loan documents), all funds on deposit in the cash management account after payment of taxes, ground rent, insurance premiums and debt service on the Renaissance New York Midtown Hotel Whole Loan and excess cash flow is required to be deposited into an excess cash flow reserve account as additional collateral for the Renaissance New York Midtown Hotel Whole Loan.

“Renaissance New York Midtown Hotel Trigger Period” means each period that commences when the debt yield, determined as of the first day of any fiscal quarter, is less than 9.5% and concludes when the debt yield, determined as of the first day of any fiscal quarter thereafter, is equal to or greater than 9.5%.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. The Renaissance New York Midtown Hotel Whole Loan is secured by the borrower’s leasehold interest in the Renaissance New York Midtown Hotel Property. The borrower, 34th Hotel Ventures LLC, entered into a ground sublease with 34th Street Penn Association LLC, as ground lessor, on May 15, 2013 with an expiration date of November 1, 2083. Ground rent is currently $206,250 per month, or approximately $2,475,000 per annum, and is subject to 10% increases every six years, with two fair market resets in 2065 and 2075. See “Description of the Mortgage Pool—Leasehold Interests” in the Preliminary Prospectus.

Franchise Agreement. The Renaissance New York Midtown Hotel Property is subject to a 30-year franchise agreement between the related borrower, as franchisee, and Marriott International, Inc., as franchisor. The term of the related franchise agreement commenced on March 21, 2016 and expires on March 21, 2046 without any renewal options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

117

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

118

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

jcpenney
Anchor / Major
Junior Anchor
Inline
Vacant
Not Part of Collateral
N
AMERICAN EAGLE
la Vie en Rose
ALTAR'D STATE
CHAMPS
VICTORIA'S SECRET
ANN TAYLOR
TORRID
H&M
Buckle
JIMMY JAZZ
ZALES
LUSH
BARNES & NOBLE
The Cheesecake Factory
macy's
KAY
carter's
chico's
PACSUN
VANS
SHOE DEPT. ENCORE
J.CREW
FOREVER 21
ALDO
HOLLISTER
VACANT
SEPHORA
Phoenix
THEATRES
MAIN EVENT
URBAN OUTFITTERS
VON MAUR

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

119

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

120

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%
Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	PREIT Associates, L.P.	Collateral(3):	Fee
Borrower(s):	PR Woodland Limited Partnership and PR Woodland Anchor-S, LLC	Location:	Kentwood, MI
Original Balance(1):	$30,000,000	Year Built / Renovated:	1968 / 1998, 2019
Cut-off Date Balance(1):	$30,000,000	Property Management:	PREIT Services, LLC (sponsor affiliate)
% by Initial UPB:	3.9%	Size(3):	563,041 SF
Interest Rate:	7.35000%	Appraised Value / Per SF:	$151,000,000 / $268
Note Date:	November 19, 2024	Appraisal Date:	September 17, 2024
Original Term:	60 months	Occupancy:	95.5% (as of November 11, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.9%
Original Amortization:	NAP	Underwritten NOI:	$12,020,353
Interest Only Period:	60 months	Underwritten NCF:	$11,524,346
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$11,892,540 (TTM August 31, 2024)
Additional Debt Balance(1):	$50,000,000	2023 NOI:	$11,494,074
Call Protection:	L(26),D(29),O(5)	2022 NOI:	$11,503,714
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$11,650,954

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$142
Taxes:	$1,197,863	$399,288	NAP	Maturity Date Loan / SF:	$142
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.0%
Replacement Reserves:	$0	$13,001	NAP	Maturity Date LTV:	53.0%
TI / LC:	$1,500,000	Springing	$1,500,000	UW NOI DY:	15.0%
Other:	$460,074	$0	NAP	UW NCF DSCR:	1.93x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$80,000,000	83.4%	Loan Payoff	$90,784,742	94.6%
Borrower Sponsor Equity	15,928,155	16.6	Reserves	3,157,937	3.3
			Closing Costs(4)	1,985,476	2.1
Total Sources	$95,928,155	100.0%	Total Uses	$95,928,155	100.0%
(1)	The Woodland Mall Mortgage Loan (as defined below) is part of the Woodland Mall Whole Loan (as defined below), which is evidenced by six pari passu promissory notes with an aggregate principal balance of $80,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the Woodland Mall Whole Loan.
(2)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The Woodland Mall Property (as defined below) consists of 563,041 square feet of collateral and does not include Non-Collateral Square Footage (as defined below).
(4)	Closing Costs include an $800,000 interest rate buydown credit.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

121

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The Loan. The ninth largest mortgage loan (the “Woodland Mall Mortgage Loan”) is part of a whole loan (the “Woodland Mall Whole Loan”) evidenced by six pari passu promissory notes in the aggregate original principal amount of $80,000,000. The Woodland Mall Mortgage Loan is evidenced by the non-controlling Notes A-2, A-3, A-5 and A-6, which have an aggregate outstanding principal balance as of the Cut-off Date of $30,000,000. The Woodland Mall Whole Loan was originated on November 19, 2024 by Starwood Mortgage Capital LLC (“SMC”). Bank of Montreal (“BMO”) subsequently purchased Notes A-4, A-5 and A-6 on November 20, 2024 and is expected to purchase Notes A-2 and A-3 on or prior to the securitization closing date. The Woodland Mall Whole Loan is secured by the borrowers’ fee simple interest in a 563,041 square foot portion of a 1,031,952 square foot super regional mall located in the Grand Rapids suburb of Kentwood, Michigan (the “Woodland Mall Property”). The Woodland Mall Property does not include any portion of the mall that is occupied by J.C. Penney, Macy’s, Main Event and Verizon (which are each corporately-owned). The Woodland Mall Whole Loan has a five-year interest-only term accruing interest at a rate of 7.35000% per annum on an Actual/360 basis. The scheduled maturity date of the Woodland Mall Whole Loan is December 6, 2029.

The controlling A-1 Note was securitized in the BMO 2024-5C8 securitization and the Woodland Mall Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2024-5C8 trust securitization. The relationship between the holders of notes evidencing the Woodland Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement – Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Woodland Mall Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$30,000,000	$30,000,000	BMO 2024-5C8	Yes
A-2	$12,000,000	$12,000,000	Benchmark 2025-V13	No
A-3	$6,000,000	$6,000,000	Benchmark 2025-V13	No
A-4	$20,000,000	$20,000,000	BMO 2024-5C8	No
A-5	$8,000,000	$8,000,000	Benchmark 2025-V13	No
A-6	$4,000,000	$4,000,000	Benchmark 2025-V13	No
Whole Loan	$80,000,000	$80,000,000

The Property. The Woodland Mall Property is part of a single-story, super-regional mall located in the Grand Rapids suburb of Kentwood, Michigan. The Woodland Mall Property consists of 563,041 of owned square feet within a super-regional mall of 1,031,952 square feet, which is anchored by an 86,165 square foot Von Maur (ground leased), a 254,905 square foot J.C. Penney (non-collateral), a 157,316 square foot Macy’s (non-collateral), a 48,690 square foot Main Event (non-collateral). Macy’s, J.C. Penney, Main Event and Verizon (the “Non-Collateral Tenants”) make up the 468,911 square feet not owned by the borrower sponsor (the “Non-Collateral Square Footage”). The Woodland Mall Property is 95.5% leased as of November 11, 2024. The Woodland Mall Property has 5,000 surface parking spaces, resulting in a parking ratio of approximately 4.85 spaces per 1,000 square feet of space including Non-Collateral Tenants.

The Woodland Mall Property is positioned to capture shoppers from households in the communities of Ada, Cascade and East Grand Rapids. In addition to key anchor tenants, the Woodland Mall Property features Apple, Pottery Barn, Altar’d State, Williams-Sonoma, Urban Outfitters and Dry Goods. Additional non-collateral parcels feature REI Co-op and Kohl’s Department Store. Comparable in-line tenant sales for tenants less than 10,000 square feet at the Woodland Mall Property were $684 per square foot for the trailing 12 months ending August 2024 equating to an occupancy cost of approximately 8.8%. Comparable in-line sales excluding Apple over the same period were approximately $462 per square foot equating to an occupancy cost of approximately 13.0%.

The borrower sponsor originally purchased the Woodland Mall Property in 2005 for approximately $177.4 million. The borrower sponsor’s total reported cost basis is approximately $305.0 million including the original purchase price, capital expenditures, and various parcel purchases and sales. Since 2016, the borrower sponsor has invested approximately $114.3 million into the Woodland Mall Property including the purchase of a box formerly occupied by Sears in 2016 for approximately $22.7 million. After purchasing the former Sears store in 2016, the borrower sponsor demolished the approximately 313,000 square foot space and commenced a major renovation, investing approximately $91.6 million in capital expenditures into the Woodland Mall Property to add a new wing that is currently anchored by Von Maur and occupied by tenants such as Sephora, Urban Outfitters and Williams-Sonoma. This renovation also added The Cheesecake Factory, Red Robin and On The Border Mexican Grill to the open air dining section of the Woodland Mall Property, included a newly renovated theater space for Phoenix Theatres, which executed a 15-year lease in June 2022, and facilitated the replacement of Sears with new anchor tenant Von Maur. Apple, which has been a tenant at the Woodland Mall Property since 2017, also opened a new larger store nearly doubling its footprint as part of the renovation completed by the borrower sponsor. Apple now occupies 7,277 square feet and reported sales of approximately $51.7 million ($7,108 per square foot) for the trailing 12 months ending August 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

122

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

Major Tenants. The three largest tenants based on underwritten base rent are Phoenix Theatres, Victoria’s Secret and Apple.

Phoenix Theatres (46,922 square feet, 8.3% of net rentable area (“NRA”), 4.8% of underwritten base rent): Phoenix Theatres is a Michigan-based movie theater chain founded in 2000. Phoenix Theatres has four theaters in Michigan and another four theaters located in Iowa, Massachusetts and Ohio. According to the tenant, Phoenix Theatres spent approximately $4.3 million in building out its 14-screen space. Phoenix Theatres occupies 46,922 square feet on a lease that expires June 30, 2037 with three, five-year lease renewal options and no termination options.

Victoria’s Secret (11,506 square feet, 2.0% of NRA, 4.0% of underwritten base rent): Victoria’s Secret (NYSE: VSCO) is an American lingerie, clothing, and beauty retailer. The company was founded in 1977 and is headquartered in Reynoldsburg, Ohio. Victoria’s Secret operates approximately 1,350 stores in 70 countries and employs more than 30,000 people. Victoria’s Secret occupies an 11,506 square feet space under a lease that commenced on September 21, 2018 and expires January 31, 2029 with no renewal or termination options.

Apple (7,277 square feet, 1.3% of NRA, 3.9% of underwritten base rent) Apple is an American multinational technology company headquartered in Cupertino, California. Apple operates over 500 stores across the world and has over 160,000 employees. Apple has been a tenant at the Woodland Mall Property since March 2017. Apple occupies 7,277 square feet on a lease expiring on March 31, 2027 with two, 5-year renewal options and no termination options.

The following table presents certain information relating to comparable in-line sales of the Woodland Mall Property:

Comparable In-Line Sales(1)
	2020	2021	2022	2023	August 2024 TTM
In-Line Sales Under 10,000 SF (PSF)	$410	$632	$646	$613	$684
Occupancy Cost	NAV	9.4%	9.7%	9.5%	8.8%
In-Line Sales Under 10,000 SF (PSF) (excluding Apple)	$301	$463	$454	$421	$462
Occupancy Cost (excluding Apple)	NAV	12.3%	13.2%	13.1%	13.0%
(1)	All information regarding sales and occupancy costs presented in this term sheet with respect to the Woodland Mall Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported, sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. Sales are as of the 12 months ended August 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

123

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The following table presents certain information relating to the top 10 tenants by underwritten base rent (of which, certain tenants have co-tenancy provisions) at the Woodland Mall Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Total Mall NRA (SF)	% of Total Collateral NRA(3)		UW Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Expiration Date	Renewal Option	Termination Option
Non-Collateral Anchor Tenants
J.C. Penney	NR/NR/NR	254,905	NA	P	$0	$0.00	0.0%	NAV	NAV	NAV
Macy’s	Ba2/BB+/NR	157,316	NA	P	0	0.00	0.0	NAV	NAV	NAV
Main Event	NR/NR/NR	48,690	NA	P	0	0.00	0.0	NAV	NAV	NAV
Verizon	NR/NR/NR	8,000	NA	P	0	0.00	0.0	NAV	NAV	NAV
Non-Collateral Anchor Tenants Subtotal/ Wtd. Avg.		468,911	NA	P	$0	$0.00	0.0%
Collateral Anchor Tenants
Von Maur(4)	NR/NR/NR	86,165	15.3%		$200,000	$2.32	1.6%	1/31/2119	None	N
Top 10 Tenants
Phoenix Theatres	NR/NR/NR	46,922	8.3%		$586,525	$12.50	4.8%	6/30/2037	3, 5-year	N
Victoria’s Secret	B1/BB-/NR	11,506	2.0		483,252	$42.00	4.0	1/31/2029	None	N
Apple	Aaa/AA+/NR	7,277	1.3		471,233	$64.76	3.9	3/31/2027	2, 5-year	N
American Eagle Outfitters	NR/NR/NR	9,490	1.7		467,193	$49.23	3.8	12/31/2026	None	N
The Cheesecake Factory	NR/NR/NR	8,387	1.5		402,576	$48.00	3.3	1/31/2040	2, 5-year	N
Barnes & Noble	NR/NR/NR	37,393	6.6		400,000	$10.70	3.3	1/31/2030	None	N
Pottery Barn	NR/NR/NR	10,226	1.8		399,018	$39.02	3.3	1/31/2026	None	N
Kay Jewelers	NR/NR/NR	1,660	0.3		272,871	$164.38	2.2	12/31/2028	None	N
Altar’d State	NR/NR/NR	9,197	1.6		272,523	$29.63	2.2	6/30/2029	None	N
Urban Outfitters	NR/NR/NR	8,000	1.4		255,600	$31.95	2.1	1/31/2030	1, 5-year	N
Top 10 Tenants Subtotal / Wtd. Avg.		150,058	26.7%		$4,010,791	$26.73	32.8%
Remaining Occupied		301,402	53.5%		$8,199,302	$27.20	67.2%
Occupied Collateral Total		537,625	95.5%		$12,210,093	$22.71	100.0%
Vacant		25,416	4.5%
Collateral Total / Wtd. Avg.		563,041	100.0%

Collateral + Non Collateral Total		1,031,952

(1)	Based on the underwritten rent roll dated November 11, 2024 inclusive of rent steps totaling $118,067 through July 2025 and average rent through the Woodland Mall Whole Loan term for two investment-grade tenants totaling $20,997.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	% of Total Collateral NRA refers only to the Woodland Mall Property and does not include the portion occupied by the Non-Collateral Tenants.
(4)	Von Maur operates under a ground lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

124

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The following table presents certain information relating to the lease rollover schedule at the Woodland Mall Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2024 & MTM	14,232	2.5%	2.5%	$278,775	2.3%	$19.59	6
2025	42,393	7.5%	10.1%	$925,120	7.6%	$21.82	22
2026	85,398	15.2%	25.2%	$2,174,188	17.8%	$25.46	17
2027	51,412	9.1%	34.4%	$1,995,383	16.3%	$38.81	18
2028	35,387	6.3%	40.6%	$1,200,161	9.8%	$33.92	10
2029	46,170	8.2%	48.8%	$1,636,947	13.4%	$35.45	11
2030	67,560	12.0%	60.8%	$1,656,918	13.6%	$24.53	12
2031	18,128	3.2%	64.1%	$530,683	4.3%	$29.27	5
2032	0	0.0%	64.1%	$0	0.0%	$0.00	0
2033	24,008	4.3%	68.3%	$135,000	1.1%	$5.62	2
2034	9,880	1.8%	70.1%	$385,217	3.2%	$38.99	3
2035 & Thereafter	143,057	25.4%	95.5%	$1,291,701	10.6%	$9.03	4
Vacant	25,416	4.5%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	563,041	100.0%	100.0%	$12,210,093	100.0%	$22.71	110
(1)	Information is based on the underwritten rent roll dated November 11, 2024 inclusive of rent steps totaling $118,067 through July 2025 and average rent through the Woodland Mall Whole Loan term for two investment-grade tenants totaling $20,997.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

125

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Woodland Mall Property:

Cash Flow Analysis
	2021	2022	2023	TTM 8/31/2024	U/W	U/W Per SF
Rents in Place(1)	$9,987,657	$10,605,401	$11,263,905	$12,021,681	$12,071,029	$21.44
Rent Steps(2)	0	0	0	0	139,064	$0.25
Vacant Income	0	0	0	0	936,738	$1.66
Gross Potential Income	$9,987,657	$10,605,401	$11,263,905	$12,021,681	$13,146,831	$23.35
Utility Reimbursements	$1,461,870	$1,428,460	$1,366,988	$1,468,819	$1,468,819	$2.61
Reimbursements	5,019,202	4,822,809	4,736,665	4,832,824	4,790,089	$8.51
Percent in Lieu(3)	2,083,442	2,201,573	1,745,089	1,198,494	1,360,906	$2.42
Overage Rent	519,762	374,588	512,303	749,044	723,877	$1.29
Specialty Leasing	1,001,405	1,035,641	1,018,101	898,218	898,218	$1.60
Net Rental Income	$20,073,337	$20,468,472	$20,643,050	$21,169,080	$22,388,740	$39.76
Other Income	$948,062	$763,681	$956,578	$1,040,540	$1,040,540	$1.85
(Vacancy/Bad Debt)	0	0	0	0	(997,788)	($1.77)
Effective Gross Income	$21,021,399	$21,232,152	$21,599,628	$22,209,620	$22,431,491	$39.84
Real Estate Taxes	$4,240,550	$4,330,094	$4,521,570	$4,602,251	$4,641,356	$8.24
Insurance	321,466	353,763	398,949	411,622	351,424	$0.62
Management Fee	420,428	424,643	432,510	445,636	560,787	$1.00
Other Operating Expenses	4,388,001	4,619,939	4,752,526	4,857,571	4,857,571	$8.63
Total Expenses	$9,370,445	$9,728,439	$10,105,554	$10,317,080	$10,411,138	$18.49
Net Operating Income	$11,650,954	$11,503,714	$11,494,074	$11,892,540	$12,020,353	$21.35
Capital Expenditures	0	0	0	0	156,007	$0.28
TI/LC	0	0	0	0	340,000	$0.60
Net Cash Flow	$11,650,954	$11,503,714	$11,494,074	$11,892,540	$11,524,346	$20.47

Occupancy	93.4%	98.7%	98.5%	95.5%	95.5%
NCF DSCR(4)	1.95x	1.93x	1.93x	1.99x	1.93x
NOI Debt Yield(4)	14.6%	14.4%	14.4%	14.9%	15.0%
(1)	Underwritten Rents in Place are based on the underwritten rent roll dated November 11, 2024.
(2)	Includes rent steps totaling $118,067 through July 2025 and average rent through the Woodland Mall Whole Loan term for two investment-grade tenants totaling $20,997.
(3)	Nine tenants totaling 68,235 square feet pay a percentage of gross sales instead of a fixed base rent.
(4)	Debt service coverage ratios and debt yields are based on the Woodland Mall Whole Loan.

Appraisal. According to the appraisal, the Woodland Mall Property had an “as-is” appraised value of $151,000,000 as of September 17, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(2)
Woodland Mall	$151,000,000	7.75%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the overall capitalization rate.

Environmental Matters. The Phase I environmental assessment of the Woodland Mall Property dated November 8, 2024 (the “ESA”) identified no recognized environmental conditions. The ESA identified a controlled recognized environmental condition related to prior operations of a gas station on the site of the Woodland Mall Property. See “Descriptions of the Mortgage Pool – Environmental Considerations" in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

126

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The Market. The Woodland Mall Property is located in Kent County, Michigan, approximately 5.4 miles southeast of the city of Grand Rapids. According to the appraisal, the Woodland Mall Property is located along the region’s primary retail corridor, which is situated along 28th Street, and Beltline Avenue is considered to be the “main and main” of the region. Development along this corridor is dense, with minimal sites available for development, and very few large box vacancies located within this corridor. The Woodland Mall Property, and its neighbor, the Shops at Centerpoint power center, are the anchors to the neighborhood, and offer over 1.7 million square feet of retail in aggregate, excluding the ancillary outparcel retail and restaurants. Other uses in the neighborhood include offices and educational campuses, as well as several dense single and multi-family residential developments to the north. The largest employers in the Grand Rapids area are Spectrum Health Butterworth Hospital, Meijer, Inc. and Seaway Food Town, Inc. The Woodland Mall Property is located approximately 2.1 miles from the Gerald R. Ford International Airport, which is currently undergoing a $135 million expansion project that is expected to add 175,000 square feet to the terminal.

Within a 10-, 15- and 25-mile radius of the Woodland Mall Property, the 2023 average household income was approximately $96,489, $99,970 and $98,886, respectively; and within the same radii, the 2023 estimated population was 512,528, 681,379, and 929,379, respectively.

According to the appraisal, the Woodland Mall Property is situated in the Grand Rapids retail market. As of the second quarter of 2024, the market reported total inventory of approximately 67.0 million square feet with a 3.0% vacancy rate and average asking rents of $13.28 per square foot.

The following table presents certain information relating to the appraisal’s market rent conclusions for the Woodland Mall Property:

Market Rent Summary(1)
	Market Rent (PSF)	Lease Term (Yrs.)	Rent Increase Projections	New Tenant Improvements PSF
0-1,000 SF Space	$130.00	7	2.5% annually	$25.00
1,001-2,500 SF Space	$44.00	7	2.5% annually	$25.00
2,501-5,000 SF Space	$30.00	7	2.5% annually	$25.00
Over 5,001 SF Space	$28.00	7	2.5% annually	$25.00
Jewelry Space	$145.00	7	2.5% annually	$25.00
Food Court Space	$115.00	7	2.5% annually	$25.00
Majors Space	$24.00	10	10.0% Mid-Term	$15.00
Theater Space	$18.00	10	10.0% Mid-Term	$15.00
Outparcel Restaurant Space	$25.00	10	2.5% annually	$25.00
Anchor Space	$8.00	10	10.0% Mid-Term	$10.00
(1)	Information obtained from the appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

127

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

The table below presents certain information relating to retail centers comparable to the Woodland Mall Property identified by the appraisal:

Competitive Property Set(1)
Property Name	Year Built/Renovated	Total NRA	Total Occupancy	Anchor / Major Tenants
Woodland Mall	1968 / 1998, 2019	563,041(2)	95.5%(2)	J.C. Penney, Kohl’s Department Store, Macy’s, Von Maur and Main Event(2)
Arrowhead Towne Center	1993 / 2015	541,300	99.0%	Dillard’s, Macy’s, JCPenney, Round 1 Spo-CHA and Dick’s Sporting Goods
Bridge Street Town Centre	2007 / NAP	824,636	95.0%	Belk, Dick’s Sporting Goods, and Barnes & Noble
Westfield Valencia Town Center	1992 / 2010	769,602	87.0%	Macy’s, JCPenney and Edwards Cinema
Westfield Brandon Mall	1995 / 2007	659,811	85.0%	Dillard’s, Macy’s, JCPenney and Dick’s Sporting Goods
Bridgewater Commons	1988 / 2010	621,426	91.0%	Macy’s, Bloomingdales and AMC Theatres
Shops at Wiregrass	2008 / NAP	362,420	89.0%	Dillard’s, Macy’s and JCPenney
The Galleria	1959 / 2019	398,585	96.0%	Rypen, Crate & Barrel and Barnes & Noble
Weighted Average(3)			91.4%
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of November 11, 2024.
(3)	Weighted Average excludes the Woodland Mall Property.

The Borrowers and the Borrower Sponsor. The borrowers are PR Woodland Limited Partnership and PR Woodland Anchor-S, LLC, each a single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Woodland Mall Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is PREIT Associates, L.P., a Delaware limited partnership headquartered in Philadelphia, Pennsylvania and a provider of real estate investment services. PREIT Associates, L.P. is a privately-held real estate investment company that acquires, leases, manages, develops and re-develops malls and retail centers.

Property Management. The Woodland Mall Property is managed by PREIT Services, LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination, the borrowers were required to deposit into escrow (i) approximately $1,197,863 for real estate taxes, (ii) approximately $1,500,000 for general tenant improvements and leasing commissions and (iii) approximately $460,074 for free rent and outstanding tenant improvements due to the tenant La Vie En Rose.

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated tax payments, which currently equates to approximately $399,288.

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated insurance payments; however, the lender will not require the borrower to make monthly deposits for insurance premiums, provided that, among other conditions, no event of default has occurred and the Woodland Mall Property is insured under a blanket policy. The Woodland Mall Property is currently insured under a blanket policy.

Replacement Reserves – On a monthly basis, the borrowers are required to escrow $13,001 for replacement reserves.

Rollover Reserve – On a monthly basis, the borrowers are required to escrow $28,334 for general tenant improvements and leasing commissions subject to a cap of $1,500,000 (the “TI/LC Cap”). Notwithstanding the foregoing, so long as no event of default is occurring, in the event the debt service coverage ratio (“DSCR”) is less than 1.60x based on the trailing 12 months, the monthly deposits into the TI/LC reserve will be increased to approximately $46,667 per month and the TI/LC Cap will be increased to $2,500,000. If an event of default under the Woodland Mall Whole Loan documents then exists, the TI/LC Cap will not apply and ongoing monthly deposits into the TI/LC reserve will be required.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

128

Retail – Super Regional Mall 3195 28th Street Southeast Kentwood, MI 49512	Collateral Asset Summary – Loan No. 9 Woodland Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 53.0% 1.93x 15.0%

Lockbox / Cash Management. The Woodland Mall Whole Loan is structured with a hard lockbox and springing cash management. The Woodland Mall Whole Loan requires that the borrower deliver tenant direction letters to the tenants directing such tenants to pay all rents into the lockbox account. Upon the occurrence and during the continuance of a Sweep Event Period, all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender to be applied and disbursed in accordance with the Woodland Mall Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Woodland Mall Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Woodland Mall Whole Loan. To the extent that no Sweep Event Period is continuing, all excess cash flow funds are required to be disbursed to the borrower.

A “Sweep Event Period” will commence upon the earliest of the following: (i) the occurrence of an event of default under the Woodland Mall Whole Loan documents; (ii) commencing on or after May 19, 2025, the date on which the DSCR is less than 1.40x based on the trailing 12 months (a “DSCR Trigger Event”); or (iii) physical occupancy at the Woodland Mall Property falls below 80% for two consecutive calendar quarters.

A Sweep Event Period will end with regard to: (a) clause (i), upon the cure of such event of default and the lender’s acceptance of such cure in its sole and absolute discretion; (b) clause (ii), upon the DSCR based on the trailing 12-month period being at least 1.45x for one calendar quarter; or (c) clause (iii), physical occupancy of the Woodland Mall Property is at least 85% for two consecutive calendar quarters.

Notwithstanding the foregoing, solely in the event of Sweep Event Period triggered solely as the result of a DSCR Trigger Event, and so long as no Event of Default or other Sweep Event Period is then continuing, the borrower will have the option of posting with the lender either (i) cash or (ii) an acceptable letter of credit, in an amount equal to the Trigger Event Deposit (as defined below), within ten business days of the occurrence of such DSCR Trigger Event (the “Trigger Suspension Deposit”). Upon the borrower’s depositing with the lender adequate funds to fulfill the Trigger Suspension Deposit, the Sweep Event Period triggered solely as a result of the DSCR Trigger Event will be suspended for a period of 12 months (the “Trigger Suspension Period”). Following the borrower’s timely posting of the Trigger Suspension Deposit, and so long as no event of default under the Woodland Mall Whole Loan or other Sweep Event Period is then continuing, the borrower will have the option of extending the existing Trigger Suspension Period for an additional 12 month period so long as within ten business days of the termination of the existing Trigger Suspension Period, the borrower posts with the lender either (i) cash or (ii) an acceptable letter of credit, in an amount equal to the Trigger Event Deposit.

A “Trigger Event Deposit” means the amount which, when added to the annual debt service due under the Woodland Mall Whole Loan for the trailing 12 calendar months, results in the DCSR at the Woodland Mall Property (based on the trailing 12 calendar months, as calculated by the lender) being at least 1.40x.

Current Mezzanine or Secured Indebtedness None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrower is permitted to release certain parcels identified in the Woodland Mall Whole Loan documents from the collateral for the Woodland Mall Whole Loan (each, a “Release Parcel”). The releases are required to be subject to the satisfaction of the lender’s customary release conditions, including, among other things: (i) no default or event of default is ongoing; (ii) the Release Parcel is sold to an unaffiliated third party; and (iii) the borrower is required to partially defease the Woodland Mall Whole Loan in the amount equal to the greatest of (a) 90% of the purchase price for the Release Parcel, (b) the amount that results in the DSCR and debt yield of the remainder of the Woodland Mall Property being no less than 1.90x and 14.3%, respectively, and (c) the amount that results in the ratio of the unpaid principal balance of the Woodland Mall Whole Loan to the value of the remainder of the Woodland Mall Property being less than 125%, as determined by the lender in its sole discretion.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

129

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

130

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

131

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance / Recapitalization	Property Type - Subtype:	Multifamily – Mid-Rise
Borrower Sponsor(s):	Michael Petrikowsky and Brock J. Vinton	Collateral:	Fee
Borrower(s):	Corner Second, LLC and 1222 Associates LLC	Location:	Philadelphia, PA
Original Balance:	$28,750,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance:	$28,750,000	Property Management:	Bridge One Services LLC
% by Initial UPB:	3.7%	Size(2):	71 Units
Interest Rate:	6.63000%	Appraised Value / Per Unit(4):	$43,350,000 / $610,563
Note Date:	December 30, 2024	Appraisal Date(4):	February 3, 2025
Original Term:	60 months	Occupancy:	95.8% (as of November 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	92.7%
Original Amortization:	NAP	Underwritten NOI(3):	$2,443,676
Interest Only Period:	60 months	Underwritten NCF:	$2,424,424
First Payment Date:	February 6, 2025
Maturity Date:	January 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$717,285 (TTM November 30, 2024)
Additional Debt Balance:	NAP	2023 NOI(3):	NAV
Call Protection:	L(24),YM1(29),O(7)	2022 NOI(3):	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI(3):	NAV
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Unit:	$404,930
Taxes:	$1,597	$1,597	NAP	Maturity Date Loan Per Unit:	$404,930
Insurance:	$3,472	$3,472	NAP	Cut-off Date LTV(4):	66.3%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV(4):	66.3%
TI/LC Reserve:	$0	Springing	NAP	UW NOI DY:	8.5%
Other Reserves(1):	$503,000	$0	NAP	UW NCF DSCR:	1.25x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$28,750,000	82.4%	Loan Payoff	$24,159,486	69.2%
Equity Contribution(5)	6,143,899	17.6	Sponsor Cash Sales Proceeds(5)	6,143,899	17.6
			Closing Costs(6)	3,379,286	9.7
			Equity Repatriation(5)	703,159	2.0
			Upfront Reserves	508,069	1.5
Total Sources	$34,893,900	100.0%	Total Uses	$34,893,900	100.0%
(1)	See “Initial and Ongoing Reserves” below. Other Reserves include a $500,000 holdback reserve and $3,000 for deferred maintenance.
(2)	The Corner 2nd Property (as defined below) includes 71 residential units totaling 57,880 square feet and 9,570 square feet of commercial space.
(3)	The increase in Most Recent NOI to Underwritten NOI is due to the Corner 2nd Property being constructed and in lease up in 2024. Historical financials prior to Most Recent NOI are unavailable due to the Corner 2nd Property being newly constructed.
(4)	According to the appraisal, the Corner 2nd Property had an “as-is” appraised value of $42,250,000 as of October 3, 2024 and an “as-stabilized” value of $43,350,000 as of February 3, 2025. Based on the “as-is” value of $42,250,000, the Cut-off Date LTV and Maturity Date LTV for the Corner 2nd Mortgage Loan are each 68.0%. The appraiser’s stabilization requirement was the Corner 2nd Property achieving an occupancy of 95.0%. As of November 30, 2024, the Corner 2nd Property was 95.8% occupied. See “Corner 2nd Appraised Value” below.
(5)	As part of the recapitalization of the Corner 2nd Property, Brock J. Vinton, one of the two borrower sponsors, acquired a 58% tenant-in-common interest in the Corner 2nd Property from the second borrower sponsor and the Corner 2nd Property developer, Michael Petrikowsky. The Equity Contribution is cash equity being contributed to Brock J. Vinton, while the Sponsor Cash Sales Proceeds and Equity Repatriation were returned to Michael Petrikowsky at origination of the Corner 2nd Mortgage Loan (as defined below).
(6)	Closing costs include a transfer tax of approximately $923,406 and a rate buydown of $1,092,500.

The Loan. The tenth largest mortgage loan (“Corner 2nd Mortgage Loan”) is secured by the borrowers’ fee interest in a 71-unit, mid-rise multifamily property located in Philadelphia, Pennsylvania (“Corner 2nd Property”). The Corner 2nd Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $28,750,000. The Corner 2nd Mortgage Loan was originated on December 30, 2024 by Barclays Capital Real Estate Inc. and accrues interest at a fixed rate of 6.63000% per annum. The Corner 2nd Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Corner 2nd Mortgage Loan is January 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

132

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The Property. The Corner 2nd Property is a 71-unit, Class-A, mid-rise multifamily property located in Philadelphia, Pennsylvania in the Northern Liberties neighborhood. The Corner 2nd Property was newly constructed in 2024. 68 of the 71 multifamily units were leased as of November 30, 2024 (95.8% occupied). The Corner 2nd Property also includes 9,570 square feet of retail space, with three of the four commercial spaces being leased (87.2% occupancy). The commercial tenants are Philly Skills LLC, Café Lounge LLC and Hummus Haven LLC with lease commencement dates ranging from January to March 2025. The fourth retail unit is being master leased to the borrower sponsors and is underwritten as vacant with no attributable underwritten income.

The unit mix at the Corner 2nd Property consists of two studio units, 61 one bedroom/one bathroom units and eight two bedroom/two bathroom units. Unit amenities include high grade wood cabinets, quartz countertops, stainless steel appliances, washer/dryers and 11-foot floor-to-ceiling windows, and community amenities include a rooftop deck, fitness center, outdoor terrace, garden area, community/work/conference rooms and 21 garage parking spaces available to residents for rent. As of November 30, 2024, the multifamily component of the Corner 2nd Property was 95.8% leased.

The Corner 2nd Property benefits from accessibility to the surrounding area through close proximity to Interstate 95 and Interstate 676. Public transportation is available through bus stops within walking distance, the Girard Station subway (0.3 miles from the Corner 2nd Property) and the Market Frankford Elevated with the closest station at Girard Avenue and 2nd Street (0.1 miles from the Corner 2nd Property).

The Corner 2nd Property is under a tax abatement with the City of Philadelphia that provides tax abatements for new developments, whereby 100% of the value added by the construction of improvements is exempt from the assessed value of the property for a period of ten years. The tax abatement commenced on April 1, 2024 and expires on March 31, 2034. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the unit mix at the Corner 2nd Property, as provided by the underwritten rent roll:

Unit Mix(1)
Unit Mix/Type	No. Units	Percent of Total	Average Unit Size (SF)	NRA (SF)	Underwritten Monthly Rent per Unit
Studio	2	2.8%	603	1,206	$1,810
1BD/1BA	61	85.9	765	46,641	$2,645
2BD/2BA	8	11.3	1,254	10,033	$4,621
Total/Average	71	100.0%	815	57,880	$2,824
(1)	Source: underwritten rent roll as of November 30, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

133

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Corner 2nd Property:

Cash Flow Analysis(1)
	T12 November 2024	T3 November 2024	T2 November 2024	U/W	U/W Per Unit
Base Rent	$890,950	$1,971,316	$2,089,908	$2,432,004	$34,254
Other Revenue	58,736	98,552	94,944	489,795(2)	6,899
Reimbursement	20,881	42,752	43,920	82,636	1,164
(Vacancy/Credit Loss)	0	0	0	(176,959)	(2,492)
(Concessions)	0	0	0	0	0
Effective Gross Income	$970,567	$2,112,620	$2,228,772	$2,827,475	$39,824
Real Estate Taxes(3)	20,213	0	0	19,163	270
Insurance	44,529	43,512	43,842	41,665	587
Utilities	42,628	31,452	34,032	36,096	508
Repairs & Maintenance	73,973	35,496	26,166	53,250	750
General & Administrative	8,362	21,704	31,986	113,300(4)	1,596
Management Fee	0	0	0	84,824	1,195
Other Expenses(5)	63,577	59,808	57,432	35,500	500
Total Expenses	$253,282	$191,972	$193,458	$383,799	$5,406
Net Operating Income	$717,285	$1,920,648	$2,035,314	$2,443,676	$34,418
Replacement Reserves	0	0	0	19,252	271
Net Cash Flow	$717,285	$1,920,648	$2,035,314	$2,424,424	$34,147

Occupancy	NAV	NAV	NAV	95.8%
NCF DSCR	0.37x	0.99x	1.05x	1.25x
NOI Debt Yield	2.5%	6.7%	7.1%	8.5%
(1)	The Corner 2nd Property was constructed and in lease-up in 2024.
(2)	U/W Other Revenue includes commercial rental income for the 9,570 square feet of commercial space at the Corner 2nd Property.
(3)	The Corner 2nd Property is under a tax abatement with the City of Philadelphia that provides tax abatements for new developments, whereby 100% of the value added by the construction of improvements is exempt from the assessed value of the property for a period of ten years. The tax abatement commenced on April 1, 2024 and expires on March 31, 2034. Real Estate Taxes are underwritten to the five-year average tax bill under the tax abatement. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.
(4)	U/W General & Administrative is inclusive of payroll expenses.
(5)	Other Expenses include marketing, telecom and miscellaneous expenses.

Appraisal. According to the appraisal, the Corner 2nd Property had an “as-is” appraised value of $42,250,000 as of October 3, 2024 and an “as-stabilized” value of $43,350,000 as of February 3, 2025. The appraiser’s stabilization requirement was that the Corner 2nd Property achieve 95.0% occupancy. As of November 30, 2024, the Corner 2nd Property was 95.8% occupied. Based on the “as-stabilized” value of $43,350,000, the Cut-off Date LTV and Maturity Date LTV for the Corner 2nd Mortgage Loan are each 66.3%. Based on the “as-is” appraised value of $42,250,000, the Cut-off Date LTV and Maturity Date LTV for the Corner 2nd Mortgage Loan are each 68.0%.

Corner 2nd Appraised Value(1)
Property	Value	Capitalization Rate
Corner 2nd	$43,350,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated October 8, 2024, there was no evidence of any recognized environmental conditions at the Corner 2nd Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

134

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The Market. The Corner 2nd Property is located at 1222 North 2nd Street in Philadelphia, Pennsylvania within the Northern Liberties neighborhood. According to the appraisal, the Northern Liberties neighborhood is considered part of the greater Center City area of Philadelphia. The Corner 2nd Property benefits from accessibility to the surrounding area through close proximity to Interstate 95 and Interstate 676. Public transportation is available through numerous bus stops within walking distance, the Girard Station subway (0.3 miles from the Corner 2nd Property) and the Market Frankford Elevated with the closest station at Girard Avenue and 2nd Street (0.1 miles from the Corner 2nd Property).

According to the appraisal, the Corner 2nd Property is located in the Art Museum/Northern Liberties submarket of the Philadelphia - PA USA market. As of the second quarter of 2024, the Philadelphia - PA USA market had total inventory of 365,127 units, a vacancy rate of 7.3%, and asking rent of $1,761 per unit. As of the second quarter of 2024, the Art Museum/Northern Liberties submarket had an inventory of 13,628 units, a vacancy rate of 14.5%, and average asking rent of $2,285 per unit. Based on the Multifamily Rent Comparables table below, the appraiser’s comparable leases have a weighted average occupancy of 95.0% and weighted average asking rents of $2,943.

According to the appraisal, the 2024 population within a 0.25-, 0.5- and 1.0-mile radius of the Corner 2nd Property was 5,252, 18,855 and 58,042, respectively. The 2024 average household income within the same radii was $167,593, $156,574 and $130,444, respectively.

The following table presents certain information relating to comparable multifamily rental properties to the Corner 2nd Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Average Rent Per Unit
Corner 2nd 1222 North 2nd Street Philadelphia, PA 19122	-	2024 / NAP	95.8%(2)	71(2)	$2,824(2)
Dwell at 2nd Street 1321 North American Street Philadelphia, PA 19122	0.1 mi	2020 / NAP	93.0%	198	$2,325
Piazza Alta 1099 Germantown Avenue Philadelphia, PA 19123	0.2 mi	2022 / NAP	94.0%	695	$3,597
Navona 1050 North Hancock Street Philadelphia, PA 19123	0.3 mi	2007 / NAP	100.0%	156	$2,970
Erbe 1001 North 2nd Street Philadelphia, PA 19123	0.3 mi	2006 / NAP	95.0%	104	$3,097
1002-1020 North 2nd Street 1002-1020 North 2nd Street Philadelphia, PA 19123	0.3 mi	2017 / NAP	94.0%	53	$2,174
Liberty Square 1203 Germantown Avenue Philadelphia, PA 19122	0.0 mi	2020 / 2022	97.0%	191	$2,352
The Rally 1701 North 2nd Street Philadelphia, PA 19122	0.4 mi	2021 / NAP	94.0%	88	$1,980
The Ray Philly 1525 North American Street Philadelphia, PA 19122	0.2 mi	2023 / NAP	96.0%	110	$1,908
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 30, 2024 for the multifamily portion of the Corner 2nd Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

135

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

The Borrowers and the Borrower Sponsors. The borrowers are Corner Second, LLC and 1222 Associates LLC, as tenants-in-common, each a Delaware limited liability company and single purpose entity each having one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Corner 2nd Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are Michael Petrikowsky and Brock J. Vinton. Michael Petrikowsky is the developer of the Corner 2nd Property, and Brock J. Vinton purchased a 58% tenant-in-common interest in conjunction with the origination of the Corner 2nd Mortgage Loan. Michael Petrikowsky is the founder and chief executive officer of the Palladium Group, which is a real estate development, construction, property management and acquisition company focused on the northeast United States and Florida. Brock J. Vinton is the president and chief executive officer of The Commonwealth Group LLC, which focuses on development, sale, financing, leasing and management of over ten million square feet of office, industrial and residential space valued in excess of $2 billion. Brock J. Vinton has been subject to prior foreclosures and discounted payoffs during the 2007-2008 financial crisis. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

In addition to the customary non-recourse carveouts, the Corner 2nd Mortgage Loan documents provide full recourse to one of the related guarantors, Michael Petrikowsky, in an amount equal to $14,375,000 (representing 50% of the original principal balance of the Corner 2nd Mortgage Loan) (the “Corner 2nd Payment Guaranty”) until such time as (i) no event of default has occurred and is continuing, (ii) the commercial tenants Philly Skills LLC, Cafe Lounge LLC and Hummus Heaven LLC are open for business to the public, paying rent pursuant to their respective leases and otherwise in form and substance reasonably acceptable to the lender and (iii) the debt service coverage ratio is no less than 1.35x for two consecutive calendar quarters (the “Payment Guaranty Release Conditions”). Following the satisfaction of the Payment Guaranty Release Conditions, the Corner 2nd Payment Guaranty will be reduced to $2,875,000 (representing 10% of the original principal balance of the Corner 2nd Mortgage Loan). See “Description of the Mortgage Pool — Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

Property Management. The Corner 2nd Property is managed by Bridge One Services LLC, a borrower-affiliated management company.

Initial and Ongoing Reserves. At origination of the Corner 2nd Mortgage Loan, the borrowers deposited approximately (i) $1,597 into a reserve account for real estate taxes, (ii) $3,472 into a reserve account for insurance premiums, (iii) $3,000 into a reserve account for immediate repairs and (iv) $500,000 into a holdback reserve (see below for additional information).

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $1,597).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $3,472).

Replacement Reserve – Starting on the payment date in January 2027, the borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $1,604 to be used for replacements at the Corner 2nd Property.

TI/LC Reserve – In the case (and during the continuance) of an event of default under the Corner 2nd Mortgage Loan documents, the borrowers are required to make monthly deposits of approximately $798 to be used for tenant improvements and leasing commissions at the Corner 2nd Property.

Holdback Reserve – At origination of the Corner 2nd Mortgage Loan, the borrowers deposited $500,000 into an upfront holdback reserve. The funds in the holdback reserve will be disbursed to the borrowers at such time that (i) no event of default has occurred and is continuing; (ii) the borrowers have delivered updated tenant estoppels from each of (a) Philly Skills LLC, (b) Café Lounge LLC and (c) Hummus Heaven LLC confirming that each such tenant is open for business to the public, paying rent pursuant to their respective leases and otherwise in form and substance reasonably acceptable to the lender; (iii) the debt service coverage ratio is greater than or equal to 1.35x for two consecutive quarters; and (iv) the guarantor has delivered an officer’s certificate confirming that the holdback release conditions have been met. To the extent such conditions have not be satisfied as of January 6, 2027, the lender may, in its sole discretion, apply the balance of the holdback reserve as partial prepayment of the Corner 2nd Mortgage Loan, subject to the payment of the applicable yield maintenance premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

136

Multifamily – Mid Rise 1222 North 2nd Street Philadelphia, PA 19122	Collateral Asset Summary – Loan No. 10 Corner 2nd	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 66.3% 1.25x 8.5%

Lockbox / Cash Management. The Corner 2nd Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account and are thereafter required to deposit all revenue from the Corner 2nd Property directly into a lender-approved lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Corner 2nd Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Corner 2nd Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Corner 2nd Mortgage Loan.

“Trigger Period” means a period (i) commencing upon the occurrence and continuance of an event of default under the Corner 2nd Mortgage Loan documents; and (ii) expiring upon the cure (if applicable) of such event of default under the Corner 2nd Mortgage Loan documents.

In lieu of a cash sweep due to a Low DSCR Period (as defined below), the borrowers are required to deposit $24,158 per month into the excess cash reserve account to be held as additional security for the Corner 2nd Mortgage Loan.

“Low DSCR Period” means any period commencing on the last day of any calendar quarter during which the debt service coverage ratio is less than 1.15x and will end upon the last day of any two consecutive calendar quarters thereafter for which the debt service coverage ratio is greater than or equal to 1.20x.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

137

Multifamily – Mid Rise 53 East 177th Street Bronx, NY 10453	Collateral Asset Summary – Loan No. 11 53 East 177th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 62.5% 1.46x 10.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Mid Rise
Borrower Sponsor(s):	Leah Waldman	Collateral:	Fee
Borrower(s):	53 East 177 Holdings LLC	Location:	Bronx, NY
Original Balance:	$27,000,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance:	$27,000,000	Property Management:	ATC Capital Group Corp.
% by Initial UPB:	3.5%	Size:	81 Units
Interest Rate:	7.13000%	Appraised Value / Per Unit(2):	$43,200,000 / $533,333
Note Date:	January 10, 2025	Appraisal Date:	December 5, 2024
Original Term:	60 months	Occupancy:	100.0% (as of December 3, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$2,865,429
Interest Only Period:	60 months	Underwritten NCFs:	$2,845,014
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI(3)
Additional Debt Type:	NAP	Most Recent NOI:	$2,523,321 (T-6 Ann. November 30, 2024)
Additional Debt Balance:	NAP	2022 NOI:	NAV
Call Protection:	L(24),D(29),O(7)	2021 NOI:	NAV
Lockbox / Cash Management:	Springing / Springing	2020 NOI:	NAV
Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$333,333
Taxes:	$2,540	$847	NAP	Maturity Date Loan / Unit:	$333,333
Insurance:	$0	$7,283	NAP	Cut-off Date LTV:	62.5%
Replacement Reserves:	$0	$1,688	NAP	Maturity Date LTV:	62.5%
TI / LC:	$0	$0	NAP	UW NOI DY:	10.6%
Deferred Maintenance:	$1,725	$0	NAP	UW NCF DSCR:	1.46x
Other Reserve(1):	$223,668	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$27,000,000	100.0%	Loan Payoff	$24,195,448	89.6%
			Sponsor Equity	1,568,578	5.8
			Closing Costs	1,008,042	3.7
			Upfront Reserves	227,933	0.8
Total Sources	$27,000,000	100.0%	Total Uses	$27,000,000	100.0%
(1)	Other Reserve is comprised of a Section 421(a) reserve of $223,668.
(2)	The borrower in the process of applying for a Section 421-a tax exemption, which has not been approved. The appraisal calculates the net present value of the applied for Section 421-a tax exemption to be approximately $10,000,000, which amount is included in the appraised value set forth in the appraisal.
(3)	Historical NOI information prior to the annualized six months ending November 30, 2024 is not available because the 53 East 177th Street property was constructed in 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

138

Multifamily – Mid Rise 53 East 177th Street Bronx, NY 10453	Collateral Asset Summary – Loan No. 11 53 East 177th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 62.5% 1.46x 10.6%

The following table presents certain information relating to the unit mix at the 53 East 177th Street property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit
Studio	13	16.0%	13	100.0%	423	$3,024	$3,024
1 Bedroom	38	46.9%	38	100.0%	485	$3,201	$3,201
2 Bedroom	30	37.0%	30	100.0%	515	$3,769	$3,769
Total/ Wtd. Avg	81	100.0%	81	100.0%	486	$3,383	$3,383
(1)	Based on the underwritten rent roll dated December 3, 2024. Average Monthly Rent Per Unit is based on occupied units.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 53 East 177th Street property:

Cash Flow Analysis(1)
	Ann 6 mo. 11/30/24	U/W	U/W Per Unit
Base Rent - Residential	$2,821,966	$3,288,240	$40,596
Potential Income from Vacant Units	0	0	$0
Gross Potential Rent - Residential	$2,821,966	$3,288,240	$40,596
Other Income – Residential(2)	0	24,300	$300
Net Rental Income - Residential	$2,821,966	$3,312,540	$40,896
(Vacancy / Credit Loss)	0	(98,647)	($1,218)
Effective Gross Income - Residential	$2,821,966	$3,213,893	$39,678

Base Rent - Commercial	$0	$0	$0
Potential Income from Vacant Units	0	44,400	$548
Gross Potential Rent - Commercial	$0	$44,400	$548
Other Income - Commercial	0	0	$0
Net Rental Income	$0	$44,400	$548
(Vacancy / Credit Loss)	0	(44,400)	($548)
Effective Gross Income - Commercial	$0	$0	$0

Total Effective Gross Income	$2,821,966	$3,213,893	$39,678

Real Estate Taxes(3)	10,160	10,610	$131
Insurance	80,079	83,237	$1,028
Management Fee	84,659	96,417	$1,190
Other Expenses(4)	123,747	158,200	$1,953
Total Expenses	$298,645	$348,464	$4,302

Net Operating Income	$2,523,321	$2,865,429	$35,376
Replacement Reserves - Residential	0	20,250	$250
Replacement Reserves - Commercial	0	165	$2
Net Cash Flow	$2,523,321	$2,845,014	$35,124

Occupancy	NAV	97%(5)
NCF DSCR	1.29x	1.46x
NOI DY	9.3%	10.6%
(1)	Historical financial information prior to the annualized 6 months ending November 30, 2024 is not available because the 53 East 177th Street property was constructed in 2024.
(2)	Other Income - Residential includes laundry income.
(3)	Real Estate Taxes are underwritten assuming that the 53 East 177th Street property benefits from the Section 421-a tax abatement through the term of the 53 East 177th Street Mortgage Loan and equal the appraisal’s year-one abated 2024/2025 taxes of $10,610. The appraisal’s estimated full tax liability for 2024/2025 is $447,335.
(4)	Other Expenses include payroll and benefits, repairs and maintenance, utilities and general and administrative expenses.
(5)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

139

Multifamily – Mid Rise 53 East 177th Street Bronx, NY 10453	Collateral Asset Summary – Loan No. 11 53 East 177th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 62.5% 1.46x 10.6%

The following table presents certain information relating to comparable multifamily properties to the 53 East 177th Street property:

Multifamily Rent Comparables(1)
Property Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size(2)	Average Rent per Unit(2)
	-	2024 / NAP		Studio	423 SF	$3,024
53 East 177th Street			81	1 Bedroom	485 SF	$3,201
				2 Bedroom	515 SF	$3,769
1765 Townsend Avenue Bronx, NY 10453	0.3 mi	2007	99	Studio	500 SF	$2,150
2004 Davidson Avenue Bronx, NY 10453	0.4 mi	2015	34	2 Bedroom	NAV	$2,430
2065 Ryer Avenue Bronx, NY 10457	0.7 mi	2021	134	Studio	274 SF	$2,145
1770 Grand Concourse Bronx, NY 10457	0.8 mi	1960	185	Studio	372 SF	$2,249
1395 Nelson Avenue Bronx, NY 10452	1.2 mi	2016	17	Studio	NAV	$1,600
1655 Undercliff Avenue Bronx, NY 10453	1.2 mi	1967	125	2 Bedroom	643 SF	$2,420
2321 Belmont Avenue Bronx, NY 10458	1.6 mi	2022	42	1 Bedroom	NAV	$2,525
2330 Hoffman Street Bronx, NY 10458	1.7 mi	2016	46	1 Bedroom	NAV	$2,400
				2 Bedroom	NAV	$2,850
2763 Morris Avenue Bronx, NY 10468	1.9 mi	2017	75	1 Bedroom	600 SF	$2,300
299 East 161st Street Bronx, NY 10451	2.2 mi	2024	155	Studio	362 SF	$2,540
				1 Bedroom	532 SF	$2,925
990 Woodycrest Avenue Bronx, NY 10452	3.1 mi	2020	25	1 Bedroom	NAV	$2,107
				2 Bedroom	NAV	$2,542
985 Summit Avenue Bronx, NY 10452	3.2 mi	2014	13	Studio	NAV	$1,595
				2 Bedroom	NAV	$2,450
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated December 3, 2024. Average Unit Size and Average Rent Per Unit reflects the average market rent for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

140

Retail – Single Tenant 39-09 Main Street Flushing, NY 11354	Collateral Asset Summary – Loan No. 12 39-09 Main Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 62.5% 1.26x 8.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Single Tenant
Borrower Sponsor(s):	Yaron Jacobi	Collateral:	Fee
Borrower(s):	Premier 39-09 Main Street (DE), LLC	Location:	Flushing, NY
Original Balance:	$24,500,000	Year Built / Renovated:	1930 / 2012
Cut-off Date Balance:	$24,500,000	Property Management:	Premier Equities Management, LLC
% by Initial UPB:	3.2%	Size:	17,042 SF
Interest Rate:	6.29000%	Appraised Value / Per SF:	$39,200,000 / $2,300
Note Date:	January 24, 2025	Appraisal Date:	November 19, 2024
Original Term:	60 months	Occupancy:	100.0% (as of February 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	98.0%
Original Amortization:	NAP	Underwritten NOI:	$1,965,515
Interest Only Period:	60 months	Underwritten NCF:	$1,962,958
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI(2)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2023 NOI:	NAV
Call Protection:	L(24),D(29),O(7)	2022 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$1,438
Taxes:	$132,140	$33,035	NAP	Maturity Date Loan / SF:	$1,438
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.5%
Replacement Reserves:	$0	$213	NAP	Maturity Date LTV:	62.5%
Deferred Maintenance:	$6,250	$0	NAP	UW NCF DSCR:	1.26x
Other Reserve(1):	$815,000	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$24,500,000	80.1%	Purchase Price(3)	$27,000,000	88.3%
Borrower Sponsor Equity	6,075,914	19.9	Closing Costs(4)	2,622,524	8.6
			Upfront Reserves	953,390	3.1
Total Sources	$30,575,914	100.0%	Total Uses	$30,575,914	100.0%
(1)	Other Reserve is comprised of an $815,000 free rent reserve. The sole tenant is in a free rent period through May 2025, and also receives an additional $150,000 rent credit.
(2)	Historical financial information is not available because the 39-09 Main Street property was acquired vacant, the borrower entered into a lease with the current sole tenant, Bank of America, on August 7, 2023, and the sole tenant is currently in the process of building out its space and is in a free rent period through May 2025.
(3)	The contract for purchase of the 39-09 Main Street property was signed with the seller having agreed to vacate the existing tenant and to deliver the property vacant. During the contract period, the borrower entered into a new lease for the 39-09 Main Street property with Bank of America.
(4)	Closing Costs include a rate buydown fee of $980,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

141

Retail – Single Tenant 39-09 Main Street Flushing, NY 11354	Collateral Asset Summary – Loan No. 12 39-09 Main Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 62.5% 1.26x 8.0%

The following table presents certain information relating to the sole tenant at the 39-09 Main Street property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
Bank of America	A1/A-/AA-	17,042	100.00%	$2,097,275	$123.07	100.00%	5/31/2040	N	4 x 5 yr
Total Occupied		17,042	100.00%	$2,097,275	$123.07	100.00%
Vacant		0	0.00%
Total		17,042	100.00%
(1)	Based on the underwritten rent roll dated February 6, 2025, inclusive of $102,275 of contractual average rent steps over the term of the loan.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the 39-09 Main Street property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2025	0	0.0%	0.0%	$0	0.00%	$0.00	0
2026	0	0.0%	0.0%	$0	0.00%	$0.00	0
2027	0	0.0%	0.0%	$0	0.00%	$0.00	0
2028	0	0.0%	0.0%	$0	0.00%	$0.00	0
2029	0	0.0%	0.0%	$0	0.00%	$0.00	0
2030	0	0.0%	0.0%	$0	0.00%	$0.00	0
2031	0	0.0%	0.0%	$0	0.00%	$0.00	0
2032	0	0.0%	0.0%	$0	0.00%	$0.00	0
2033	0	0.0%	0.0%	$0	0.00%	$0.00	0
2034	0	0.0%	0.0%	$0	0.00%	$0.00	0
2035 & Thereafter	17,042	100.0%	100.0%	$2,097,275	100.00%	$123.07	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	17,042	100.00%	100.00%	$2,097,275	100.00%	$123.07	1
(1)	Based on the underwritten rent roll dated February 6, 2025, inclusive of $102,275 of contractual average rent steps.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

142

Retail – Single Tenant 39-09 Main Street Flushing, NY 11354	Collateral Asset Summary – Loan No. 12 39-09 Main Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 62.5% 1.26x 8.0%

The following table presents certain information relating to the Underwritten Net Cash Flow at the 39-09 Main Street property:

Cash Flow Analysis(1)
	UW	UW PSF
Base Rent(2)	$1,995,000	$117.06
Contractual Rent Steps(3)	$102,275	$6.00
Reimbursements	$427,326	$25.07
Potential Income from Vacant Space	0	$0.00
Gross Potential Rent	$2,524,601	$148.14
Other Income	0	$0.00
Net Rental Income	$2,524,601	$148.14
(Vacancy / Credit Loss)	($50,492)	($2.96)
Effective Gross Income - Residential	$2,474,109	$145.18

Real Estate Taxes	384,721	$22.57
Insurance	49,650	$2.91
Management Fee	74,223	$4.36
Total Expenses	$508,594	$29.84

Net Operating Income	$1,965,515	$115.33
Replacement Reserves	$2,556	$0.15
Net Cash Flow	$1,962,958	$115.18

Occupancy	98.0%(4)
NCF DSCR	1.26x
NOI DY	8.0%
(1)	Historical financial information is not available because the 39-09 Main Street property was acquired vacant, the borrower entered into a lease with the current sole tenant, Bank of America, on August 7, 2023, and the sole tenant is currently in the process of building out its space and is in a free rent period through May 2025.
(2)	Underwritten Base Rent is based on the underwritten rent roll dated February 6, 2025.
(3)	Contractual Rent Steps are inclusive of $102,275 of contractual average rent steps over the term of the loan.
(4)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

143

Retail – Single Tenant 39-09 Main Street Flushing, NY 11354	Collateral Asset Summary – Loan No. 12 39-09 Main Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 62.5% 1.26x 8.0%

The following table presents information relating to comparable sales for the 39-09 Main Street property:

Summary of Comparable Sales(1)
Property Name / Address	Distance from Subject	Sale Date	Sale Price	Square Feet	Price per SF
39-09 Main Street 39-09 Main Street Flushing, NY 11354	-	Jul-24	$27,000,000	17,042	$1,584
Neighborhood Retail Strip 39-12 to 39-18 Main Street Flushing, NY 11354	167 ft	Oct-21	$70,000,000	27,000	$2,593
2-Story Retail Building 135-38 Roosevelt Avenue Flushing, NY 11354	253 ft	Mar-24	$10,800,000	2,800	$3,857
4-Story Mixed-Use Office Building 37-19 Main Street Flushing, NY 11354	495 ft	Mar-23	$12,200,000	7,250	$1,683
3-Story Office/Retail Building 36-29 to 36-31 Main Street Flushing, NY 11354	0.2 mi	Mar-23	$6,420,000	7,000	$917
Supermarket Building & Parking Garage 41-79 Main Street Flushing, NY 11355	0.3 mi	Oct-24	$25,200,000	17,300	$1,457
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

144

Office – Suburban 5425 Page Road Durham, NC 27703	Collateral Asset Summary – Loan No. 13 Churchill Hall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 53.3% 2.11x 15.7%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Office - Suburban
Borrower Sponsor(s):	Principal Real Estate Portfolio, Inc., James F. Marshall and Gregory J. Sanchez	Collateral:	Fee
Borrower(s):	Churchill Place Office Venture, LLC	Location:	Durham, NC
Original Balance:	$23,500,000	Year Built / Renovated:	2017 / NAP
Cut-off Date Balance:	$23,500,000	Property Management:	Tri Properties, LLC
% by Initial UPB:	3.1%	Size:	151,579 SF
Interest Rate:	7.29200%	Appraised Value / Per SF:	$44,100,000 / $291
Note Date:	January 27, 2025	Appraisal Date:	October 1, 2024
Original Term:	60 months	Occupancy:	100% (as of August 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.3%
Original Amortization:	NAP	Underwritten NOI:	$3,688,558
Interest Only Period:	60 months	Underwritten NCF:	$3,658,243
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,473,084 (TTM August 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,503,660
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$3,540,247
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$3,359,799

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$155
Taxes:	$122,890	$40,963	NAP	Maturity Date Loan Per SF:	$155
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.3%
Replacement Reserve:	$0	$2,526	$90,947	Maturity Date LTV:	53.3%
TI / LC Reserve:	$2,500,000	$18,947	3,000,000	UW NOI DY:	15.7%
Unfunded Obligations Reserve:	$87,911	$0	NAP	UW NCF DSCR:	2.11x
Pearson Education Reserve(1):	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$23,500,000	81.1%	Loan Payoff	$25,921,653	89.4%
Borrower Sponsor Equity	5,481,779	18.9	Upfront Reserves	2,710,801	9.4
			Closing Costs	349,325	1.2
Total Sources	$28,981,779	100.0%	Total Uses	$28,981,779	100.0%
(1)	Within 10 business days following, among other things (i) a termination of the lease with (or delivery of notice of an intent to terminate by) the tenant Pearson Education Inc or (ii) Pearson Education Inc going dark or giving notice of an intent to go dark or occupying less than 25% of its leased SF, in each instance as more particularly specified in the Churchill Hall Mortgage Loan documents, the borrower is required to deposit $2,500,000 with the lender into a Pearson Education reserve to be used for leasing commissions and tenant improvements costs incurred by the borrower in connection with an approved replacement lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

145

Office – Suburban 5425 Page Road Durham, NC 27703	Collateral Asset Summary – Loan No. 13 Churchill Hall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 53.3% 2.11x 15.7%

The following table presents certain information relating to the major tenants at the Churchill Hall property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P /Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	UW Base Rent	UW Base Rent Per SF	% of Total UW Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Pearson Education Inc	Baa2/NR/BBB	41,855	27.6%	$1,458,353	$34.84	27.7%	3/31/2026	N	1 x 5 yr
Juniper Network, Inc.	Baa2/BBB/NR	21,052	13.9%	$729,596	$34.66	13.8%	2/28/2030	N	2 x 5 Yr
Riverbed Technology, Inc	NR/NR/NR	15,272	10.1%	$526,225	$34.46	10.0%	11/30/2025	N	2 x 5 Yr
Womble Bond Dickinson (US) LLP(3)	NR/NR/NR	14,359	9.5%	$479,114	$33.37	9.1%	12/31/2029	Y	2 x 5 Yr
Tri Properties, Inc(4)	NR/NR/NR	12,579	8.3%	$440,980	$35.06	8.4%	11/30/2025	N	None
Ampere Computing LLC	NR/NR/NR	10,252	6.8%	$366,067	$35.71	6.9%	11/30/2028	N	2 x 5 Yr
Telit Wireless Solutions	NR/NR/NR	8,907	5.9%	$319,911	$35.92	6.1%	8/31/2025	N	1 x 5 Yr
Newcomb & Boyd, LLP	NR/NR/NR	8,290	5.5%	$299,916	$36.18	5.7%	7/31/2028	N	1 x 5 Yr
TIAA	Aa2/AA+/AA+	8,461	5.6%	$288,747	$34.13	5.5%	10/31/2026	N	1 x 5 Yr
TigerRisk Partners, LLC(5)	NR/NR/NR	6,394	4.2%	$216,992	$33.94	4.1%	8/31/2028	N	None
K-1 Chemical USA Inc.	NR/NR/NR	4,158	2.7%	$142,927	$34.37	2.7%	5/31/2029	N	1 x 5 Yr
Total / Wtd. Avg. Occupied		151,579	100.0%	$5,268,828	$34.76	100.0%
Vacant		0	0.0%
Total		151,579	100.0%
(1)	Based on the underwritten rent roll dated August 31, 2024 and inclusive of contractual rent steps through February 28, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Womble Bond Dickinson (US) LLP has a one-time termination option to terminate its lease on October 31, 2026 with a nine month notice period, with payment of a termination fee.
(4)	Tri Properties, Inc is an affiliate of the borrower sponsor Gregory J. Sanchez. The borrower sponsors are required pursuant to the Churchill Hall mortgage loan documents within 30 days of the origination date of the Churchill Hall Mortgage Loan to extend the lease at the Churchill Hall property at least three years beyond the maturity date of the Churchill Hall Mortgage Loan. We cannot assure you that the extension will be executed.
(5)	TigerRisk Partners, LLC is subleasing its entire space to Lexitas Pharma Services, Inc. at $26 per SF on a co-terminus term.

The following table presents certain information relating to the lease rollover schedule at the Churchill Hall property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2025	36,758	24.3%	24.3%	$1,287,116	24.4%	$35.02	3
2026	50,316	33.2%	57.4%	$1,747,100	33.2%	$34.72	2
2027	0	0.0%	57.4%	$0	0.0%	$0.00	0
2028	24,936	16.5%	73.9%	$882,975	16.8%	$35.41	3
2029	18,517	12.2%	86.1%	$622,041	11.8%	$33.59	2
2030	21,052	13.9%	100.0%	$729,596	13.8%	$34.66	1
2031	0	0.0%	100.0%	$0	0.0%	$0.00	0
2032	0	0.0%	100.0%	$0	0.0%	$0.00	0
2033	0	0.0%	100.0%	$0	0.0%	$0.00	0
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	151,579	100.0%		$5,268,828	100.0%	$34.76	11
(1)	Based on the underwritten rent roll dated August 31, 2024 and inclusive of contractual rent steps through February 28, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the related lease and are not considered in the rollover schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

146

Office – Suburban 5425 Page Road Durham, NC 27703	Collateral Asset Summary – Loan No. 13 Churchill Hall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 53.3% 2.11x 15.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Churchill Hall property:

Cash Flow Analysis(1)
	2020	2021	2022	2023	TTM 6/30/2024	UW	UW Per SF
Base Rental Revenue	$3,844,254	$4,343,175	$4,436,012	$4,592,581	$4,677,609	$4,976,122	$32.83
Credit Tenant Rent Steps	0	0	0	0	0	68,495	$0.45
Total Commercial Reimbursement Revenue	96,432	229,683	111,076	288,535	304,441	293,306	$1.94
Other Revenue	29,138	28,949	294,799	28,293	28,343	3,000	$0.02
Potential Gross Revenue	$3,969,825	$4,601,807	$4,841,887	$4,909,409	$5,010,393	$5,340,924	$35.24
Less Vacancy & Credit Loss	(204,339)	0	0	(11,175)	(67,048)	(251,863)	($1.66)
Effective Gross Income	$3,765,486	$4,601,807	$4,841,887	$4,898,234	$4,943,345	$5,089,061	$33.57
Real Estate Taxes	425,580	435,844	437,896	448,160	456,618	477,242	$3.15
Insurance	15,996	19,407	21,748	25,591	28,610	30,742	$0.20
Utilities	256,291	249,304	286,908	361,211	386,725	273,840	$1.81
Repairs & Maintenance	218,984	182,530	192,981	200,142	224,718	231,101	$1.52
Janitorial	140,966	151,625	151,505	142,000	144,933	149,988	$0.99
Management Fee	158,818	185,653	185,955	189,330	199,135	203,562	$1.34
Payroll (Office, Security, Maintenance)	6,842	8,991	5,818	5,571	8,875	6,528	$0.04
Other Expenses	16,094	8,655	18,828	22,569	20,648	27,499	$0.18
Total Expenses	$1,239,570	$1,242,008	$1,301,640	$1,394,574	$1,470,261	$1,400,503	$9.24
Net Operating Income	$2,525,916	$3,359,799	$3,540,247	$3,503,660	$3,473,084	$3,688,558	$24.33
Capital Expenditures	0	0	0	0	0	30,316	$0.20
TI/LC	0	0	0	0	0	0	$0.00
Net Cash Flow	$2,525,916	$3,359,799	$3,540,247	$3,503,660	$3,473,084	$3,658,243	$24.13

Occupancy (%)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
NCF DSCR	1.45x	1.93x	2.04x	2.02x	2.00x	2.11x
NOI Debt Yield	10.7%	14.3%	15.1%	14.9%	14.8%	15.7%
(1)	Based on the underwritten rent roll dated August 31, 2024 and inclusive of contractual rent steps through February 28, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

147

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Select Service
Borrower Sponsor(s):	CBM Joint Venture Limited Partnership	Collateral:	Fee / Leasehold
Borrower(s):	CBM Two Hotels LP and C2 Land, L.P.	Location:	Various, Various
Original Balance(1):	$20,000,000	Year Built / Renovated:	Various / Various
Cut-off Date Balance(1):	$20,000,000	Property Management:	Courtyard Management LLC
% by Initial UPB:	2.6%	Size:	7,677 Rooms
Interest Rate(2):	6.283298%	Appraised Value / Per Room(4):	$1,100,000,000 / $143,285
Note Date:	December 4, 2024	Appraisal Date(4):	September 1, 2024
Original Term:	60 months	Occupancy:	64.0% (as of September 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	64.6%
Original Amortization:	NAP	Underwritten NOI:	$85,613,328
Interest Only Period:	60 months	Underwritten NCF:	$70,342,555
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu / B-Note	Most Recent NOI:	$83,024,433 (TTM September 30, 2024)
Additional Debt Balance(1):	$200,000,000 / $457,000,000	2023 NOI:	$82,603,615
Call Protection(3):	YM1(53),O(7)	2022 NOI:	$75,607,845
Lockbox / Cash Management:	Soft / In Place	2021 NOI:	$41,387,101

Reserves				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	$997,647	NAP	Cut-off Date Loan / Room:	$28,657	$88,185
Insurance:	$0	Springing(5)	NAP	Maturity Date Loan / Room:	$28,657	$88,185
Replacement Reserves:	$0	Springing(6)	NAP	Cut-off Date LTV(4):	20.0%	61.5%
Ground Rent Reserve:	$0	Springing(7)	NAP	Maturity Date LTV(4):	20.0%	61.5%
				UW NOI DY:	38.9%	12.6%
				UW NCF DSCR:	4.51x	1.34x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan	$220,000,000	31.8%	Loan Payoff	$686,167,368	99.1%
Subordinate Loan	457,000,000	66.0	Closing Costs	6,159,566	0.9
Principal's New Cash Contribution	15,326,934	2.2
Total Sources	$692,326,934	100.0%	Total Uses	$692,326,934	100.0%
(1)	The fourteenth largest loan (the “CBM Portfolio Mortgage Loan”) is part of a whole loan evidenced by four senior pari passu promissory notes (the “CBM Portfolio Senior Loan”) and a junior promissory note with an aggregate original principal balance of $677,000,000 (the “CBM Portfolio Whole Loan”). The Financial Information presented in the chart above under “Senior Loan” is based on the aggregate principal balance of the CBM Portfolio Senior Loan and under “Whole Loan” is based on the aggregate principal balance of all the promissory notes comprising the CBM Portfolio Whole Loan.
(2)	6.283298% represents the per annum interest rate associated with promissory note A-2-2-2, which is being contributed to the Benchmark 2025-V13 transaction. The weighted average interest rate for the senior notes is 6.995431363636360% per annum and the weighted average interest rate for the CBM Portfolio Whole Loan is 7.63170% per annum.
(3)	The CBM Portfolio Whole Loan may be prepaid in whole at any time, subject to a prepayment fee equal to the greater of 1.00% and a yield maintenance premium on the principal amount of such prepayment, if made prior to the payment date in June 2029 (except that such yield maintenance premium will not be payable with respect to the first $55,000,000 that is prepaid in connection with releases of individual properties, which would be allocable solely to Note A-1). The CBM Portfolio Whole Loan is also prepayable in part in connection with releases of individual properties.
(4)	Based on the “As Portfolio” appraised value of $1,100,000,000 which includes an approximately 7.3% portfolio premium. The aggregate as-is appraised value without the portfolio premium is $1,025,200,000, which results in a 21.5% Cut-off Date LTV and Maturity Date LTV for the senior notes and a 66.0% Cut-off Date LTV and Maturity Date LTV for the CBM Portfolio Whole Loan.
(5)	For so long as an acceptable blanket policy remains in effect for the CBM Portfolio properties, the required monthly insurance reserve deposits are suspended.
(6)	Provided no acceleration event has occurred, so long as the CBM Portfolio properties are managed by Courtyard Marriott, the required monthly replacement reserve deposits are suspended.
(7)	For so long as any third-party ground leased properties continue to be managed by Courtyard Marriott and no late payment of ground rent has occurred, the required monthly ground rent reserve deposits are suspended.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

148

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%

Note A-2-2-2 in the table below constitutes the “CBM Portfolio Mortgage Loan,” Notes A-1, A-2-1, A-2-2-1 and A-2-2-2 in the table below together constitute the “CBM Portfolio Senior Loan”, Note B in the table below constitutes the “CBM Portfolio Subordinate Loan”, and all the notes in the table below together constitute the “CBM Portfolio Whole Loan.” The relationship between the holders of the CBM Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The CBM Portfolio Pari Passu-AB Whole Loan” in the Preliminary Prospectus. The CBM Portfolio Whole Loan will be serviced pursuant to the trust and servicing agreement for the COMM 2024-CBM securitization. See “Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece(1)
Senior Notes
A-1	$55,000,000	$55,000,000	COMM 2024-CBM	No
A-2-1	$115,000,000	$115,000,000	COMM 2024-CBM	No
A-2-2-1	$30,000,000	$30,000,000	Benchmark 2024-V12	No
A-2-2-2	$20,000,000	$20,000,000	Benchmark 2025-V13	No
Junior Note
B	$457,000,000	$457,000,000	COMM 2024-CBM	Yes
Whole Loan	$677,000,000	$677,000,000
(1)	The controlling holder is the COMM 2024-CBM securitization.

The following table sets forth certain information regarding the top 20 properties by allocated loan amount in the CBM Portfolio:

Portfolio Overview – Top 20 Properties(1)
Property	State	Rooms	TTM September 2024 Occupancy(2)	TTM September 2024 ADR(2)	TTM September 2024 RevPAR(2)	TTM September 2024 RevPAR Penetration Index	Allocated Whole Loan Amount	% of Total	Appraised Value	% of Total	TTM September 2024 NCF	% of Total
Larkspur Landing Marin County	CA	146	74.5%	$224.92	$167.47	146.0%	$31,600,000	4.7%	$45,000,000	4.1%	$3,274,737	4.8%
San Mateo Foster City	CA	147	61.2%	$228.48	$139.92	140.0%	28,090,000	4.1%	40,000,000	3.6%	$2,653,538	3.9%
Lincroft Red Bank	NJ	146	76.4%	$208.82	$159.53	149.4%	24,930,000	3.7%	35,500,000	3.2%	$3,458,298	5.1%
Rye	NY	145	71.1%	$229.78	$163.29	119.1%	24,220,000	3.6%	34,500,000	3.1%	$3,094,397	4.6%
Los Angeles Torrance Palos Verdes	CA	149	84.6%	$179.18	$151.58	141.2%	23,520,000	3.5%	33,500,000	3.0%	$2,803,819	4.1%
San Jose Cupertino	CA	149	62.2%	$213.19	$132.70	122.8%	22,470,000	3.3%	32,000,000	2.9%	$1,704,121	2.5%
Boulder	CO	149	62.5%	$184.06	$114.99	98.3%	21,060,000	3.1%	30,000,000	2.7%	$1,797,372	2.6%
Palm Springs	CA	149	74.5%	$196.97	$146.65	105.9%	20,000,000	3.0%	28,500,000	2.6%	$2,881,697	4.2%
Los Angeles Hacienda Heights	CA	150	74.7%	$158.44	$118.42	154.5%	19,310,000	2.9%	27,500,000	2.5%	$1,702,678	2.5%
Seattle South Center	WA	149	78.8%	$165.23	$130.18	113.8%	18,960,000	2.8%	27,000,000	2.5%	$1,903,553	2.8%
West Palm Beach	FL	149	78.1%	$160.70	$125.51	171.4%	16,150,000	2.4%	23,000,000	2.1%	$2,015,529	3.0%
Norwalk	CT	145	78.8%	$187.66	$147.92	122.3%	16,150,000	2.4%	23,000,000	2.1%	$2,255,407	3.3%
Tampa Westshore	FL	145	77.2%	$153.98	$118.85	145.3%	16,150,000	2.4%	23,000,000	2.1%	$1,525,853	2.2%
Boston Andover	MA	146	64.6%	$166.36	$107.54	127.3%	15,450,000	2.3%	22,000,000	2.0%	$1,375,466	2.0%
Nashville Airport	TN	145	74.1%	$150.31	$111.33	161.5%	15,100,000	2.2%	21,500,000	2.0%	$1,481,174	2.2%
St. Petersburg Clearwater	FL	149	69.3%	$148.23	$102.65	137.0%	14,740,000	2.2%	21,000,000	1.9%	$1,360,574	2.0%
Raleigh Cary	NC	149	68.7%	$146.12	$100.40	135.3%	14,740,000	2.2%	21,000,000	1.9%	$2,085,385	3.1%
New Haven Wallingford	CT	149	59.5%	$145.05	$86.26	120.0%	14,740,000	2.2%	21,000,000	1.9%	$1,337,187	2.0%
Detroit Livonia	MI	149	58.2%	$129.05	$75.11	106.2%	13,690,000	2.0%	19,500,000	1.8%	$988,094	1.5%
Phoenix Mesa	AZ	149	58.0%	$142.22	$82.42	90.4%	13,690,000	2.0%	19,500,000	1.8%	$1,215,170	1.8%
Subtotal / Wtd. Avg. – Top 20 Properties(2):		2,954	70.3%	$176.34	$124.00	128.4%	$384,760,000	56.8%	$548,000,000	49.8%	$40,914,050	60.3%
Remaining Properties / Wtd. Avg.(2):		4,723	60.0%	$135.85	$81.48	117.1%	$292,240,000	43.2%	$552,000,000	50.2%	$26,991,088	39.7%
Total / Wtd. Avg.(2):		7,677	64.0%	$152.98	$97.84	122.4%	$677,000,000	100.0%	$1,100,000,000(3)	100.0%	$67,905,138	100.0%
(1)	The Top 20 Properties are ordered by allocated loan amounts.
(2)	Wtd. Avg., TTM September 2024 Occupancy, TTM September 2024 RevPAR and TTM September 2024 RevPAR Penetration Index are based on number of rooms. Wtd. Avg. and TTM September 2024 ADR are based on occupied room nights for the same period.
(3)	Represents “As Portfolio” appraised value of the CBM Portfolio properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

149

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%

The following table sets forth certain information regarding the CBM Portfolio properties by ownership interest:

Portfolio by Ownership Interest
Ownership Interest	# of Properties	# of Rooms	% of Total	Appraised Value	Allocated Whole Loan Amount	% of Total	2022 Net Cash Flow	% of Total	2023 Net Cash Flow	% of Total	TTM September 2024	% of Total
Fee	6	872	11.4%	$86,900,000	$59,180,000	8.7%	$4,256,966	6.9%	$5,634,092	8.3%	$5,413,391	8.0%
Fee and Leasehold(1)	39	5,773	75.2%	$801,300,000	$557,080,000	82.3%	$48,873,251	78.8%	$52,258,746	77.1%	$51,929,449	76.5%
Leasehold	7	1,032	13.4%	$137,000,000	$60,740,000	9.0%	$8,873,125	14.3%	$9,914,869	14.6%	$10,562,297	15.6%
Total	52	7,677	100.0%	$1,100,000,000(2)	$677,000,000	100.0%	$62,003,342	100.0%	$67,807,707	100.0%	$67,905,138	100.0%
(1)	Fee and Leasehold properties are owned in fee by the borrower C2 Land, L.P. and ground leased to the other borrower, CBM Two Hotels LP.
(2)	Represents “As Portfolio” appraised value of the CBM Portfolio properties.

The following table presents certain information regarding capital expenditures at the CBM Portfolio properties:

Historical Capital Expenditures(1)
Property Name	2019	2020	2021	2022	2023	September 2024 YTD	Total
Total CapEx	$45,066,590	$89,126,632	$30,110,805	$51,754,858	$72,570,113	$34,570,619	$323,199,617
Per Room	$5,870	$11,610	$3,922	$6,742	$9,453	$4,503	$42,100
(1)	Source: Borrower Sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

150

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the CBM Portfolio properties:

Cash Flow Analysis(1)
	2021	2022	2023	TTM 9/30/2024	U/W	U/W Per Room
Occupancy	56.1%	62.4%	63.7%	64.0%	64.6%
ADR	$113.68	$143.30	$150.78	$152.98	$153.00
RevPar	$63.76	$89.36	$96.05	$97.84	$98.84

Rooms Revenue	$178,662,464	$250,387,501	$269,151,047	$274,916,387	$277,716,609	$36,175
Food and Beverage Revenue	9,318,448	17,362,144	21,512,344	21,910,772	22,124,535	$2,882
Other Departmental Revenue	3,008,969	4,340,399	5,114,476	5,418,432	5,574,305	$726
Total Operating Revenue	$190,989,882	$272,090,044	$295,777,867	$302,245,591	$305,415,449	$39,783
Rooms Expense	44,404,893	60,504,254	66,915,878	67,889,923	67,618,911	$8,808
Food and Beverage Expense	7,220,704	12,336,163	14,540,747	14,911,747	15,104,726	$1,968
Other Departmental Expenses(2)	3,814	2,059	39,771	89,535	83,860	$11
Gross Operating Profit	$139,360,471	$199,247,568	$214,281,472	$219,354,386	$222,607,951	$28,997
Administrative and General	28,540,202	37,141,494	39,199,581	41,440,664	41,362,025	$5,388
Information and Telecommunications Systems	2,663,047	2,797,110	2,942,882	3,081,062	3,113,294	$406
Marketing	12,944,492	19,583,432	21,698,620	22,787,570	23,118,006	$3,011
Repairs & Maintenance	11,522,590	13,856,891	14,432,258	15,242,620	15,441,806	$2,011
Utilities	8,706,597	9,951,914	10,764,457	11,201,866	11,204,020	$1,459
Gross Operating Profit	$74,983,544	$115,916,728	$125,243,673	$125,600,603	$128,368,799	$16,721
Management Fee	11,359,984	16,170,717	17,628,809	18,131,150	18,324,927	$2,387
Chain Services Fee	3,533,302	5,201,943	5,619,779	5,742,666	5,802,894	$756
Property Taxes	12,562,539	11,798,438	12,175,776	12,215,748	12,796,817	$1,667
Insurance	3,519,218	4,413,757	4,410,287	3,562,038	2,895,910	$377
Equipment & Other Leases	285,218	349,812	305,397	295,893	301,903	$39
Ground Rent	13,517,405	14,899,258	15,813,325	15,823,344	15,907,250	$2,072
Affiliate Ground Lease Add Back	(11,181,222)	(12,525,042)	(13,313,316)	(13,194,669)	(13,274,229)	($1,729)
Net Operating Income	$41,387,101	$75,607,845	$82,603,615	$83,024,433	$85,613,328	$11,152
FF&E	9,549,474	13,604,503	14,795,909	15,119,295	15,270,772	$1,989
Net Cash Flow	$31,837,627	$62,003,342	$67,807,707	$67,905,138	$70,342,555	$9,163

NCF DSCR(3)	2.04x	3.97x	4.35x	4.35x	4.51x
NOI Debt Yield(3)	18.8%	34.4%	37.5%	37.7%	38.9%
(1)	Based on the in-place rent roll dated September 30, 2024.
(2)	Other Departmental Expenses represents the total non-operating expenses associated with rent, taxes and insurance.
(3)	Debt service coverage ratios and debt yields are based on the CBM Portfolio Senior Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

151

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%

According to the portfolio appraisal dated September 1, 2024, the CBM Portfolio properties had an “As Portfolio” appraised value of $1,100,000,000, which includes a 7.3% portfolio premium. The aggregate as-is appraised value without the premium is $1,025,200,000.

Property	Appraised Value(1)	Capitalization Rate(1)
CBM Portfolio	$1,100,000,000	9.00%(2)
(1)	Source: Appraisal.
(2)	Represents the terminal capitalization rate.

The following table presents certain information relating to the CBM portfolio Properties by state:

Portfolio Overview by State
State	# of Properties	# of Rooms	Allocated Whole Loan Amount	% of Total	Appraised Value	% of Total	TTM September 2024 Occupancy	TTM September 2024 ADR	TTM September 2024 RevPAR	TTM September 2024 RevPAR Penetration Index	TTM September 2024 NCF	% of Total
California	8	1,182	$155,870,000	23.0%	$241,000,000	23.5%	71.3%	$186.69	$133.02	129.7%	$17,233,158	25.4%
Florida	4	592	$59,680,000	8.8%	$85,000,000	8.3%	76.7%	$147.10	$112.81	140.5%	$6,344,380	9.3%
Illinois	4	591	$43,780,000	6.5%	$64,000,000	6.2%	54.6%	$143.87	$78.55	115.7%	$4,366,651	6.4%
Colorado	3	450	$37,690,000	5.6%	$54,900,000	5.4%	61.2%	$144.32	$88.27	109.8%	$2,417,690	3.6%
Connecticut	2	294	$30,890,000	4.6%	$44,000,000	4.3%	69.0%	$169.05	$116.67	121.4%	$3,592,594	5.3%
New York	2	294	$30,190,000	4.5%	$43,000,000	4.2%	64.2%	$194.41	$124.81	121.3%	$3,260,554	4.8%
Georgia	3	435	$27,530,000	4.1%	$40,500,000	4.0%	64.0%	$120.68	$77.25	125.5%	$2,052,545	3.0%
Arizona	2	295	$26,680,000	3.9%	$38,000,000	3.7%	60.1%	$145.43	$87.37	102.2%	$2,587,028	3.8%
Michigan	2	295	$26,330,000	3.9%	$37,500,000	3.7%	58.9%	$126.28	$74.43	104.0%	$1,872,032	2.8%
New Jersey	1	146	$24,930,000	3.7%	$35,500,000	3.5%	76.4%	$208.82	$159.53	149.4%	$3,458,298	5.1%
Tennessee	2	290	$23,880,000	3.5%	$34,000,000	3.3%	75.4%	$136.94	$103.31	153.0%	$2,477,220	3.6%
Missouri	2	303	$22,820,000	3.4%	$32,500,000	3.2%	41.1%	$145.90	$59.91	110.4%	$390,913	0.6%
Maryland	2	295	$22,820,000	3.4%	$32,500,000	3.2%	63.9%	$141.19	$90.20	112.5%	$2,545,382	3.7%
Texas	3	447	$22,250,000	3.3%	$34,300,000	3.3%	56.0%	$117.21	$65.62	109.9%	$1,543,324	2.3%
Washington	1	149	$18,960,000	2.8%	$27,000,000	2.6%	78.8%	$165.23	$130.18	113.8%	$1,903,553	2.8%
Massachusetts	1	146	$15,450,000	2.3%	$22,000,000	2.1%	64.6%	$166.36	$107.54	127.3%	$1,375,466	2.0%
North Carolina	2	298	$14,740,000	2.2%	$35,500,000	3.5%	67.1%	$146.04	$98.03	117.5%	$3,574,521	5.3%
Alabama	1	140	$11,590,000	1.7%	$16,500,000	1.6%	77.3%	$144.49	$111.74	171.8%	$1,396,742	2.1%
Oregon	1	149	$11,230,000	1.7%	$16,000,000	1.6%	50.9%	$142.84	$72.72	96.7%	$415,065	0.6%
South Carolina	1	146	$11,230,000	1.7%	$16,000,000	1.6%	67.2%	$125.61	$84.41	136.1%	$1,384,291	2.0%
Virginia	1	150	$10,880,000	1.6%	$15,500,000	1.5%	45.0%	$140.40	$63.17	91.8%	$293,340	0.4%
Kansas	1	149	$9,830,000	1.5%	$14,000,000	1.4%	45.9%	$131.52	$60.43	78.6%	$183,694	0.3%
Indiana	1	146	$9,790,000	1.4%	$16,000,000	1.6%	53.4%	$140.37	$74.91	112.9%	$656,260	1.0%
Minnesota	1	146	$7,960,000	1.2%	$13,000,000	1.3%	65.5%	$112.33	$73.52	115.0%	$299,144	0.4%
Pennsylvania	1	149	$0	0.0%	$17,000,000	1.7%	65.6%	$184.57	$121.04	165.4%	$2,281,293	3.4%
Total/Wtd. Avg.(1):	52	7,677	$677,000,000	100.0%	$1,100,000,000(2)	100.0%	64.0%	$152.98	$97.84	122.4%	$67,905,138	100.0%
(1)	Wtd. Avg., TTM September 2024 Occupancy, TTM September 2024 RevPAR and TTM September 2024 RevPAR Penetration Index are based on number of rooms. Wtd. Avg. and TTM September 2024 ADR is based on occupied room nights for the same period.
(2)	Represents the “As Portfolio” appraised value of the CBM Portfolio properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

152

Hospitality – Select Service Various Various, Various	Collateral Asset Summary – Loan No. 14 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 20.0% 4.51x 38.9%

The following table sets forth certain information regarding the CBM Portfolio’s competitive set penetration:

Occupancy(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	56.1%	62.4%	63.7%	64.0%
Competitive Set	55.0%	61.9%	63.0%	62.6%
Penetration Index	102.0%	100.7%	101.2%	102.2%
ADR(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	$113.68	$143.30	$150.78	$152.98
Competitive Set	$105.46	$123.97	$128.23	$126.84
Penetration Index	107.8%	115.6%	117.6%	120.6%
RevPAR(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	$63.76	$89.36	$96.05	$97.84
Competitive Set	$58.17	$77.26	$81.15	$79.97
Penetration Index	109.6%	115.7%	118.4%	122.4%
(1)	Calculated based on historical occupied room nights.

The following table presents certain information relating to the ground leased CBM Portfolio properties:

Property	Lessor	Expiration Date(1)	August 2024 TTM Ground Rent	Ground Rent Calculation
San Jose Cupertino	Rosalie Cacitti Family Trust	January 1, 2063	$427,777	Greater of minimum rent payable (increases every five years by 75.0% of CPI) or 6.0% of gross revenue
Norwalk	Ralph Fabrizio, Christopher Fabrizio, Maria Mellon, Mark Fabrizio, Robert Fabrizio and John A. Fabrizio, III	December 31, 2063	$537,322	Greater of prevailing rate (adjusted every five years) increased by 15.0% or prevailing rate increased by 60.0% of CPI increase since opening date
Tampa Westshore	Holtsinger, Inc.	July 1, 2068	$22,335	Increases 5% every 10 years
Poughkeepsie	Pizzagalli Properties,	December 31, 2095	$302,499	$250,000 annually increased by greater of 2.75% or CPI
Charlotte South Park	H@Park South, LLC	December 31, 2049	$352,051	Greater of $352,051 or 6.0% of gross revenue
Fresno	Erganian Family Partnership, L.L.P.	June 30, 2054	$684,352	3% increase over prior year amount
Philadelphia Devon	Devon Berkley, LLC,	December 31, 2038	$240,000	Greater of $240,000 or 4.25% of gross revenue
(1)	Represents the fully extended expiration date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

153

Multifamily – Mid Rise 710 Jefferson Avenue Cleveland, OH 44113	Collateral Asset Summary – Loan No. 15 Tremont Place Lofts	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,070,000 69.5% 1.26x 8.8%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset

Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Timothy Michael Panzica, Graham Veysey, Timothy Ignatius Panzica, Russell Lamb, Michael Cantor and Marika Shiori-Clark	Collateral:	Fee
Borrower(s):	Tremont Lofts PropCo LLC	Location:	Cleveland, OH
Original Balance:	$18,070,000	Year Built / Renovated:	1900 / 2020
Cut-off Date Balance:	$18,070,000	Property Management:	MPD Management LLC
% by Initial UPB:	2.4%	Size:	102 Units
Interest Rate:	6.70000%	Appraised Value / Per Unit:	$26,000,000 / $254,902
Note Date:	December 19, 2024	Appraisal Date:	November 14, 2024
Original Term:	60 months	Occupancy:	95.1% (as of November 19, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(3):	$1,591,097
Interest Only Period:	60 months	Underwritten NCF:	$1,541,076
First Payment Date:	February 6, 2025
Maturity Date:	January 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$1,343,792 (TTM October 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$1,283,819
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$1,205,095
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$177,157
Taxes:	$176,864	$29,477	NAP	Maturity Date Loan / Unit:	$177,157
Insurance:	$9,865	$1,644	NAP	Cut-off Date LTV:	69.5%
Replacement Reserves:	$0	$3,833	NAP	Maturity Date LTV:	69.5%
TI / LC	$0	$336	NAP	UW NOI DY:	8.8%
Deferred Maintenance:	$159,443	$0	NAP	UW NCF DSCR:	1.26x
Other Reserve(1):	$1,500	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,070,000	97.8%	Loan Payoff	$17,021,864	92.2%
Borrower Sponsor Equity	398,599	2.2	Closing Costs(2)	1,099,064	6.0
			Upfront Reserves	347,671	1.9
Total Sources	$18,468,599	100.0%	Total Uses	$18,468,599	100.0%
(1)	Other Reserve includes $1,500 to address an open building code violation.
(2)	Closing Costs include a rate buy-down fee of $659,555.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to a decrease in payroll and benefit expenses. The reduction is a result of a correction in the borrower’s expense management reporting which had previously included payroll and benefit expenses for multiple properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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Multifamily – Mid Rise 710 Jefferson Avenue Cleveland, OH 44113	Collateral Asset Summary – Loan No. 15 Tremont Place Lofts	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,070,000 69.5% 1.26x 8.8%

The following table presents certain information relating to the unit mix at Tremont Place Lofts property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent per Unit(2)	Average Monthly Market Rent Per Unit(3)
1 BD / 1 BA	36	35.3%	35	97.2%	999	$1,674	$1,690
2 BD / 1 BA	5	4.9	5	100.0%	1,170	$1,809	$2,180
2 BD / 1.5 BA	2	2.0	2	100.0%	1,120	$1,643	$2,300
2 BD / 2 BA	58	56.9	54	93.1%	1,588	$2,138	$2,300
3 BD / 3 BA	1	1.0	1	100.0%	1,775	$2,100	$2,175
Total/Wtd. Avg.	102	100.0%	97	95.1%	1,352	$1,943	$2,078
(1)	Based on the underwritten rent roll dated November 19, 2024.
(2)	Average Monthly Rent per Unit is based on occupied units.
(3)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Tremont Place Lofts property:

Cash Flow Analysis
	2022	2023	TTM 10/31/2024(1)	U/W	U/W Per Unit(2)
Base Rent - Residential	$2,220,541	$2,388,736	$2,373,015	$2,261,640	$22,173
Potential Income from Vacant Units	0	0	0	130,680	$1,281
Gross Potential Rent - Residential	$2,220,541	$2,388,736	$2,373,015	$2,392,320	$23,454
Other Income – Residential(3)	115,474	137,047	150,058	150,058	$1,471
Net Rental Income	$2,336,015	$2,525,784	$2,523,073	$2,542,378	$24,925
(Vacancy / Credit Loss)	(255,454)	(303,138)	(220,969)	(119,616)	$(1,173)
Total Effective Gross Income - Residential	$2,080,562	$2,222,646	$2,302,103	$2,422,762	$23,753

Base Rent - Commercial	$111,910	$57,406	$61,998	$64,078	$16
Potential Income from Vacant Units	0	0	0	0	$0
Gross Potential Rent - Commercial	$111,910	$57,406	$61,998	$64,078	$16
Other Income – Commercial	0	0	0	12,180	$3
Net Rental Income	$111,910	$57,406	$61,998	$76,258	$19
(Vacancy / Credit Loss)	0	0	0	(3,813)	$ (1)
Effective Gross Income - Commercial	$111,910	$57,406	$61,998	$72,445	$18

Total Effective Gross Income	$2,192,472	$2,280,052	$2,364,101	$2,495,207	$24,463

Real Estate Taxes	340,178	339,266	405,932	345,314	$3,385
Insurance	21,246	19,697	17,518	18,790	$184
Management Fee	65,774	68,402	70,923	74,856	$734
Other Expenses(4)	560,180	568,868	525,936	465,150	$4,560
Total Expenses	$987,377	$996,233	$1,020,309	$904,110	$8,864

Net Operating Income	$1,205,095	$1,283,819	$1,343,792	$1,591,097	$15,599
Replacement Reserves - Residential	$0	$0	$0	45,390	$445
Replacement Reserves - Commercial	$0	$0	$0	604	$6
Normalized TI/LC	$0	$0	$0	4,027	$39
Net Cash Flow	$1,205,095	$1,283,819	$1,343,792	$1,541,076	$15,109

Occupancy	NAV(5)	97.4%	97.1%	95.0%(6)
NCF DSCR	0.98x	1.05x	1.09x	1.26x
NOI Debt Yield	6.7%	7.1%	7.4%	8.8%
(1)	The increase in Net Operating Income from TTM 10/31/2024 to U/W is primarily attributable to a decrease in payroll and benefit expenses. The reduction is a result of a correction in the borrower’s expense management reporting which had previously included payroll and benefit expenses for multiple properties.
(2)	U/W Per Unit is based on total multifamily units (102 units) for all income line items except for the commercial revenue line items, which are based on total commercial SF at the property (4,027 SF). All expense line items per unit are based on total multifamily units (102 units).
(3)	Other Income - Residential includes internet income, parking income, application fees, monthly pet fees, and other miscellaneous income.
(4)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, advertising and marketing, and general and administrative expenses.
(5)	2022 Occupancy is not available because sponsorship purchased the Tremont Place Lofts property in 2020 and renovations took approximately two years to complete.
(6)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

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Multifamily – Mid Rise 710 Jefferson Avenue Cleveland, OH 44113	Collateral Asset Summary – Loan No. 15 Tremont Place Lofts	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,070,000 69.5% 1.26x 8.8%

The following table presents certain information relating to comparable multifamily properties to the Tremont Place Lofts property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
Tremont Place Lofts(2) 710 Jefferson Avenue Cleveland, OH 44113	-	1900 / 2020	102	1 BD / 1 BA	999 SF	$1,674
				2 BD / 1 BA	1,170 SF	$1,809
				2 BD / 1.5 BA	1,120 SF	$1,643
				2 BD / 2 BA	1,588 SF	$2,138
				3 BD / 3 BA	1,775 SF	$2,100
Edge32 3219 Detroit Avenue Cleveland, OH 44113	2.8 mi	2017 / NAP	59	1 BD / 1 BA	794 SF	$1,534
				2 BD / 2 BA	1,397 SF	$2,080
32 West 3107 Detroit Avenue Cleveland, OH 44113	2.8 mi	2015 / NAP	62	1 BD / 1 BA	731 SF	$1,655
				2 BD / 1 BA	1,000 SF	$2,420
				2 BD / 2 BA	1,219 SF	$2,712
Clinton West 3007 Clinton Avenue Cleveland, OH 44113	2.9 mi	2017 / NAP	70	0 BD / 1 BA	508 SF	$1,225
				1 BD / 1 BA	871 SF	$1,789
				2 BD / 2 BA	1,317 SF	$2,927
The Edison at Gordon Square 6060 Father Caruso Drive Cleveland, OH 44102	3.2 mi	2017 / NAP	306	1 BD / 1 BA	825 SF	$1,768
				2 BD / 2 BA	1,153 SF	$2,285
				2 BD / 2.5 BA	1,642 SF	$3,282
				3 BD / 2 .5 BA	1,757 SF	$3,383
				3 BD / 3.5 BA	1,757 SF	$4,052
The Alhambra 3199 West 14th Street Cleveland, OH 44109	3.2 mi	1900 / NAP	35	1 BD / 1 BA	480 SF	$907
				2 BD / 1 BA	575 SF	$1,022
				3 BD / 2 BA	1,050 SF	$1,751

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 19, 2024. Average Unit Size and Average Rent Per Unit reflect the average in-place rent for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.

156